AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 10, 2011

Securities Act File No. 033-79708

Investment Company Act File No. 811-8542

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      |X|

Pre-Effective Amendment No.	| |
Post-Effective Amendment No. 3 8	|X|

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

Amendment No. 40	|X|

THE SARATOGA ADVANTAGE TRUST

(a Delaware business trust)

(Exact Name of Registrant as Specified in Charter)

1101 STEWART AVENUE, SUITE 207

GARDEN CITY, NEW YORK 11530

(Address of Principal Executive Offices)(Zip Code)

(516) 307-1760 (Registrant's Telephone Number, Including Area Code)

STUART M. STRAUSS, ESQ.

 DECHERT LLP
1095 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036-6797

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

__	immediately upon filing pursuant to paragraph (b) of Rule 485.
On [date] pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1) of Rule 485.
X	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
__	on [date] pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Subject to Completion May 10, 2011

The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS DATED _____________, 2011

T H E   S A R A T O G A   A D V A N T A G E   T R U S T

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

CLASS I SHARES (Ticker: ______)

CLASS A SHARES (Ticker: ______)

The SARATOGA ADVANTAGE TRUST (the “Trust”) is a mutual fund company. The James Alpha Global Real Estate Investments Portfolio (the “Portfolio”) is managed by Ascent Investment Advisors, LLC (the “Manager”).  Shares of the Portfolio are available to investors and advisory services.

The Securities And Exchange Commission Has Not Approved Or Disapproved These Securities Or Passed Upon The Adequacy Of This Prospectus.  Any Representation To The Contrary Is A Criminal Offense.

PORTFOLIO SUMMARY

Investment Objective:  The investment objective of the James Alpha Global Real Estate Investments Portfolio (the “Portfolio”) is total return through a combination of current income and capital appreciation.

Fees and Expenses of the Portfolio.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Class A	Class I
SHAREHOLDER FEES
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE	NONE
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%	2.00%

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%	1.20%
Distribution and/or Service Rule 12b-1 Fees	0.25%	NONE
Other Expenses (1)
Acquired Fund Fees and Expenses (1)
Total Annual Portfolio Operating Expenses (before Expense Reduction/ Reimbursement) (2)
Expense Reduction/ Reimbursement
Total Annual Portfolio Operating Expenses (After Expense Reduction/ Reimbursement) (2)

 (1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).   Other Expenses and Acquired Fund Fees and Expenses are based on estimates for the current fiscal year.

(2)

Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to limit its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses)  for the Portfolio do not exceed XXX% and XXX% of the Portfolio’s average net assets for Class A and Class I shares, respectively, through  ___________, 2012.   This operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees.  The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid during the three (3) years from the date that such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed the current expense cap.

Example.  This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year.  Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

	One Year	Three Years
Class A
Class I

Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance.

Principal Investment Strategies.  The Portfolio’s strategy is to invest its net assets exclusively in publicly-traded real estate investment trusts (“REITs”) and other publicly-traded real estate securities that are included in the FTSE EPRA/NAREIT Developed Real Estate Index (the “Index”).  REITs are typically small or medium capitalization stocks which fall within the range of $250 million to $5 billion in equity market capitalization.  Under normal circumstances, the Portfolio invests at least 40% of its net assets in the securities of issuers located in at least three foreign countries.  The Portfolio also seeks to enhance current income by writing (selling) covered call options with a notional value of up to 30% of the Portfolio’s net assets. “Notional value” is the value of an option contract’s underlying shares at the current market price.  The Manager uses both a quantitative screening process and a qualitative stock selection process when selecting Index securities for investment by the Portfolio in connection with its strategy.

Quantitative Screening Process: The Manager purchased a proprietary quantitative screening model, the Global Real Estate Investment Model (the "Model"), from Green Street Advisors of Newport Beach, California, an independent research and consulting firm concentrating on publicly-traded real estate securities. The Model has been customized by the Manager to select the securities in which the Portfolio may invest. The Model identifies approximately 80 qualifying securities exclusively from among those contained in the Index for evaluation by the Manager ("Qualifying Securities").

Qualitative Stock Selection Process: All Qualifying Securities are evaluated by the Manager in determining appropriate investments for the Portfolio.  The Manager selects the top 40 to 50 securities from among the approximately 80 Qualifying Securities based on its assessment of certain factors including, but not limited to, management quality, balance sheet strength, debt structure and maturities, lease term and renewal schedule, tenant credit quality, regional macroeconomic conditions and trends and projected demand drivers and supply constraints for space.  The Manager may sell a security held in the portfolio when it no longer qualifies under the parameters established by the Model.

Principal Investment Risks.  There is no assurance that the Portfolio will achieve its investment objective.  The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stock Risk. The Portfolio invests its net assets in common stocks of publicly-traded REITs and other real estate companies and writes covered call options on shares owned by the Portfolio. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk.  The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by  greater potential loss (as well as gain) than securities of companies located in developed countries.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel.  There is also a risk that the price of a security may never reach the level that the Manager believes is representative of its full value or that it may even go down in price.

Limited Operating History of the Manager.  The Manager has a limited operating history and limited experience managing an open-end mutual fund.  The Manager’s only experience managing an investment company has been managing the Portfolio in its prior form as a stand-alone, open-end investment company for a brief period and, prior to that a closed-end investment company.   However, Andrew Duffy, a portfolio manager of the Portfolio, has experience managing open-end investment companies.

Management Risk. The Manager’s securities selections and other investment decisions might produce losses or cause the Portfolio to underperform when compared to other funds with similar investment goals. The Portfolio’s successful pursuit of its investment objective depends upon the Model and the Manager’s ability to manage the Portfolio in accordance with the Model. The Model’s parameters and weightings might produce losses or cause the Portfolio to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Manager, the Manager may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Portfolio from achieving its investment objective.

Options Related Risk. There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Portfolio forgoes, during the life of the covered call option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the covered call option, but has retained the risk of loss, minus the option premium received, should the price of the underlying security decline.  The use of options may require the Portfolio to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the Portfolio can realize above the exercise price of an option, or may cause the Portfolio to hold a security that it might otherwise sell.  Certain options may be traded in the “over-the-counter” (“OTC”) market, which are options negotiated with dealers; there is no secondary market for OTC options.

Portfolio Turnover Risk. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Real Estate Securities Risks. The Portfolio does not invest in real estate directly, but because the Portfolio concentrates its investments in REITs and publicly traded real estate securities in the Index, which are defined as securities of any issuer that derived in the previous full fiscal year at least 75% of its total earnings before interest, depreciation and amortization (“EBIDA”) from either (i) the ownership, development, construction, financing, management or sale of commercial real estate or (ii) products or services related to the real estate industry, like building supplies or mortgage servicing, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of the Portfolio’s common shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry, including: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and qualify of credit extended.  REITs and foreign real estate companies require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

Medium and Small Capitalization Company Risk.   Many of the real estate securities in which the Portfolio invests are medium and small capitalization companies. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance.  Since the Portfolio does not yet have a full calendar year of operations, it does not disclose any performance information in this prospectus. Once available, you may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

Manager.  Ascent Investment Advisors, LLC, serves as the Manager of the Portfolio.

Portfolio  Managers.  The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Andrew J. Duffy, CFA	President of the Manager and Portfolio Manager since inception
Amanda E. Black, CFA	Portfolio Manager since inception

Purchase and Sale of Portfolio Shares.  Generally, for Class A shares of the Portfolio, the minimum initial investment in the Portfolio is $2,500.  The investment minimum for Class I shares of the Portfolio is $1 million, subject to certain exceptions.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information.  Distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-free plan.  The Portfolio’s investment techniques may cause more of the Portfolio’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation.  If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective and Policies

The investment objective of the Portfolio is total return through a combination of current income and capital appreciation.

The Portfolio pursues its investment objective by investing indirectly in a diversified portfolio of high quality, income-producing real estate properties through its investments in REITs and other real estate securities included in the Index. Approximately 75% of the constituents of the Index are REITs; therefore, the Portfolio intends to invest its assets in generally the same proportion (although it may vary over time). In addition, the Portfolio seeks to enhance current income by writing (selling) covered call options.

The Portfolio invests 100% of its net assets in REITs and other real estate securities included in the Index. This policy is fundamental and may not be changed without shareholder approval. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. “Real estate securities” include the securities of any issuer that derived in the previous full fiscal year at least 75% of its total EBIDA from either (i) the ownership, development, construction, financing, management or sale of commercial real estate or (ii) products or services related to the real estate industry, like building supplies or mortgage servicing.

Under normal circumstances, the Portfolio invests at least 40% of its net assets in the securities of issuers located in at least three foreign countries. This policy is fundamental and may not be changed without shareholder approval.  The Portfolio may invest without limitation in foreign real estate companies and other real estate securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts and Global Depositary Receipts) that represent indirect interests in securities of foreign issuers of real estate securities that are corporations engaged in the business of owning, managing and developing commercial and residential real estate properties; provided, however, that the Portfolio limit its investments in issuers located in any single foreign country to no more than 25% of its net assets.  All of the foreign issuers of real estate securities in which the Portfolio invests are listed on major foreign stock exchanges.

Investment Strategies

Under normal market conditions, the Portfolio’s strategy is to invest its net assets in publicly-traded REITs and other publicly-traded real estate securities that are included in the Index. The Manager uses both a quantitative screening process and a qualitative stock selection process when selecting Index securities for investment.  The Index is designed to track the performance of publicly-traded real estate companies worldwide and REITs.

The Index is categorized into three regions: North America, Europe and Asia. The North America series includes the United States and Canada. The Europe series includes the United Kingdom, Sweden, Switzerland, Portugal, Spain, Poland, Norway, the Netherlands, Italy, Ireland, Hungary, Greece, Germany, France, Finland, Denmark, the Czech Republic, Belgium and Austria. The Asian series includes South Korea, Singapore, New Zealand, Japan, Hong Kong and Australia.

The companies included in the Index, “constituents,” are free-float adjusted, and screened for liquidity, size and EBITDA, which the Manager believes makes the Index suitable for use as the basis for determining potential investments for the Portfolio. Managers of the Index review constituent companies on a quarterly basis in March, June, September and December.

“Free-float adjusted” refers to an index construction methodology that takes into consideration only the free-float market capitalization of a company for the purpose of Index calculation and assigning weight to stocks in the Index. Free-float market capitalization takes into consideration only those shares issued by the company that are readily available for trading in the market. It generally excludes insiders' holdings, government holdings, strategic holdings, employee stock ownership plans and other locked-in shares that will not come to the market for trading in the normal course. The Index’s free-float restrictions are in place to ensure an adequate number of freely tradable shares.

The Manager may overweight or underweight the Portfolio’s holdings by up to 20% of the Index’s weight by geographic region and/or property type, based upon its assessment of current and projected regional macroeconomic conditions, demand drivers and supply constraints for space, provided that the

Portfolio limit its investments in issuers located in any single foreign country to no more than 25% of its net assets.

Quantitative Screening Process.  The Manager purchased a proprietary quantitative screening model, the Global Real Estate Investment Model, from Green Street Advisors of Newport Beach, California, an independent research and consulting firm concentrating on publicly-traded real estate securities. The Model has been customized by the Manager to select the securities in which the Portfolio may invest. The Model considers several criteria when selecting Qualifying Securities, including, but not limited to, free-float market capitalization, insider ownership, total return, leverage, price to earnings ratio, dividend yield, dividend growth, historical earnings growth and projected earnings growth. The Model’s process results in a selection of approximately 80 Qualifying Securities from the Index, weighted to match the geographic and property type weightings of the Index. The Manager may alter the weightings of the parameters used by the Model based on the Manager’s perceptions of the global market and economy.

Qualitative Stock Selection Process.  All Qualifying Securities are evaluated by the Manager in determining appropriate investments for the Portfolio.  The Manager selects the top 40 to 50 securities from among the 80 Qualifying Securities based on its assessment of factors including, but not limited to, management quality, balance sheet strength, debt structure and maturities, lease term and renewal schedule, tenant credit quality, regional macroeconomic conditions and trends and projected demand drivers and supply constraints for space.  The Manger may sell a security held in the portfolio when it no longer qualifies under the parameters established by the Model.  In addition, from time to time, as securities qualify under the Model’s parameters, such securities may be added to the portfolio.  The Portfolio’s portfolio holdings are continuously monitored and evaluated by the Manager, based upon its assessment of current market conditions, changes in company-specific prospects, stock price valuations, and other circumstances that the Manager deems relevant.  The active management of the portfolio also includes at least semi-annual updates of the data used to identify the Qualifying Securities by Green Street Advisors.  Green Street is compensated for providing this data by the Manager and not the Portfolio.

Covered Call Option Writing.  Under normal market conditions, to enhance income, the Portfolio may write (sell) covered call options, which are limited to a notional value of up to 30% of the Portfolio’s net assets. “Notional value” is the value of an option contract’s underlying shares at the current market price.  This is the number of shares underlying the contract, multiplied by the current market price of the shares. The Portfolio will write primarily over-the-counter options.  The Portfolio only writes call options on individual securities (“underlying securities”) held in the portfolio (i.e., covered calls).  The Portfolio may not sell "naked" call options (i.e., options representing more securities than are held in the portfolio).  By writing covered call options, the Manager seeks to generate gains and offset a portion of a potential market decline in the underlying security. The Portfolio's covered call option writing program seeks to achieve a high level of net option premiums (covered call option premiums received minus transaction costs), while maintaining the potential for some capital appreciation on each underlying security on which call options are written.

As the seller of a covered call option, the Portfolio receives cash (the premium) from the purchaser. The purchaser of the covered call option has the right to any appreciation in the value of the underlying security over a fixed price (the exercise price) on a certain date, or range of dates, in the future (the expiration date). The Portfolio may sell covered call options "near-to-the-money" (i.e., the exercise price generally will be within a close range above or below the current level of the cash value of the underlying security) or "at-the-money" (i.e., the exercise price generally will be equal to the current level of the cash value of the underlying security). In this event, the Portfolio, in effect, sells the potential appreciation in the value of the underlying security in exchange for the premium. If, at expiration, the purchaser exercises a covered call option sold by the Portfolio, the Portfolio pays the purchaser the difference between the cash value of the security and the exercise price of the option. The premium, the exercise price and the market value of the underlying security determine the gain or loss realized by the Portfolio as the seller of the call option. Under current market conditions, the notional value of the call options written by the Portfolio is expected to range from 10% to 30% of the value of the Portfolio’s net assets. The percentage of each underlying security to be used in writing covered call options will be determined based on the Manager's opinion of the outlook for the underlying security, market opportunities and option price volatilities.

The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the actual or perceived volatility of the underlying security and the time remaining until the expiration date. The premium received for an option written by the Portfolio is recorded as an asset and equivalent liability. The Portfolio then adjusts over time the asset or liability to the market value of the option. Options that are traded over-the-counter are valued using one of three methods: dealer quotes, industry models with objective inputs, or by using a benchmark arrived at by comparing prior day dealer quotes with the corresponding change in the underlying security.  Exchange-traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as "Black Scholes." The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying securities because these costs are often greater in relation to options premiums than in relation to the prices of underlying securities.  Transaction costs may be different for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs associated with the Portfolio's options strategy will vary depending on market circumstances and other factors.

If the value of the underlying security increases significantly, the Portfolio may look to buy back the covered call options written or close out the covered call option for cash settlement and then re-establish a new covered call option position in the security by writing new covered call options at higher exercise prices. If an underlying security’s price declines, the Portfolio may let the covered call options expire or buy back the covered call options written and sell new covered call options at lower exercise prices on that security. The Portfolio may seek to execute option rolls (as described above) such that the premium received from writing new covered call options exceeds the amounts paid to close the positions being replaced. In this event, if the price of a security against which a covered call option has been written has risen, the covered call option roll would be written on a larger portion of the Portfolio's holding in that security. The Portfolio may also write covered call options with different characteristics and managed differently than described in this paragraph.

Other Information Regarding Investment Strategy

The Portfolio may, from time to time, take defensive positions that are inconsistent with the Portfolio’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Manager may determine that the Portfolio should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Portfolio may not achieve its investment objective.

The Manager may invest the Portfolio's cash balances in any investments it deems appropriate and as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), including but not limited to, money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Portfolio in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Manager and the Portfolio’s portfolio manager are subjective.

The Portfolio has no current intent to sell securities short.  The Portfolio does not intend to use leverage through borrowing for investment purposes or issuing preferred shares. However, the Board may borrow money for emergency or extraordinary purposes, as permitted under the 1940 Act.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year.  Although the portfolio turnover rate is generally not expected to exceed 120%, it may vary greatly from year to year and will not be a limiting factor when the Manager deems portfolio changes appropriate. For 2011, the Portfolio anticipates that the portfolio turnover rate will be over 200%.

The Portfolio may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Manager, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Portfolio. The Portfolio’s high rate of turnover will result in higher brokerage commissions and will cause a portion, and potentially a high proportion, of the Portfolio’s distributions to be characterized as short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. Additionally, in the case of the Portfolio, most of its dividends will be from REITs and the dividends from REITs do not "qualify" for the reduced tax rate on regular corporate dividends.  See “Tax Consequences.”

There is no assurance what portion, if any, of the Portfolio’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Portfolio’s distributions will be designated as qualified dividend income. See “Tax Consequences.”

Portfolio Investments

The Portfolio may invest in the following types of securities, subject to certain limitations as set forth below.

Real Estate Investment Trusts.  The Portfolio invests in REITs and their foreign equivalents. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.  Distributions received by the Portfolio from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, the percentage of the Portfolio’s dividend income received from REIT shares will likely exceed the percentage of the Portfolio’s portfolio that is comprised of REIT shares.  Dividends paid by REITs generally do not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “Tax Consequences.”

Common Stocks.  Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the cost of capital rises and borrowing costs increase.

Foreign Securities. Foreign securities in which the Portfolio may invest include direct investments in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter and investments in depository receipts (such as American Depositary Receipts, “ADRs”) that represent indirect interests in securities of foreign issuers. The Portfolio is not limited in the amount of assets it may invest in such foreign securities; however, the Portfolio limits its investments in any single foreign country to no more than 25%. As an alternative to holding foreign traded securities, the Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities, and exchange traded funds).

General Investment Policies of the Portfolio

Temporary or Cash Investments.   Under normal market conditions, the Portfolio will stay fully invested according to its principal investment strategies as noted above.  The Portfolio, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, for temporary defensive purposes in response to adverse market, economic or political conditions.  This may result in the Portfolio not achieving its investment objectives during that period.

For longer periods of time, the Portfolio may hold a substantial cash position.  If the market advances during periods when the Portfolio is holding a large cash position, the Portfolio may not participate to the extent it would have if the Portfolio had been more fully invested.  To the extent that the Portfolio uses a money market fund for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Principal Risks of Investing in the Portfolio

As with any mutual fund, it is possible to lose money by investing in the Portfolio.  There is no assurance that the Portfolio will achieve its investment objective.  When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Limited Operating History of the Manager.  The Manager has a limited operating history and no experience managing a open-end mutual fund.  The Advisor’s only experience managing an investment company has been managing the Portfolio in its prior form as a closed-end investment company.   However, the Portfolio Manager has experience managing open-end investment companies.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk. The value of an issuer’s securities that are held in the Portfolio’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Real Estate Securities Risks. The Portfolio does not invest in real estate directly. The Portfolio only invests in REITs and other publicly traded real estate securities in the Index which are defined as securities of any issuer that derived in the previous full fiscal year at least 75% of its total EBIDA from either (i) the ownership, development, construction, financing, management or sale of commercial real estate or (ii) products or services related to the real estate industry, like building supplies or mortgage servicing; therefore, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Although the Portfolio does not invest in real estate directly, the Portfolio may be subject to risks similar to those associated with direct ownership in real property. The value of the Portfolio’s common shares are affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors of real estate investments:

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Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

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Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non competitiveness.

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Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

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Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

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Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

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Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

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Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

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Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Portfolio invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

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Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Portfolio’s investment performance.

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Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.

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Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Portfolio could be reduced.

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REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Portfolio may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Portfolio on its investment in such company. See “ REIT Risk ” below.

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Financing Issues. Financial institutions in which the Portfolio may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

REIT Risk. Investments in REITs will subject the Portfolio to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Portfolio invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Portfolio were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Portfolio’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs do not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “Tax Consequences.”

The Portfolio’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Portfolio’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Portfolio’s basis in such REIT, the Portfolio will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Portfolio distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their common shares of the Portfolio, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Portfolio’s common shares, such shareholder will generally recognize a capital gain.

A shareholder, by investing in REITs and foreign real estate companies indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

The Portfolio does not have any investment restrictions with respect to investments in REITs.

Current Conditions. The residual effects of instability in the United States, European and other credit markets has continued to make it more difficult for some borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, some borrowers may be subject to increased interest expenses for borrowed money and tight underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of issuers in whose securities the Portfolio invests to finance real estate developments and projects or refinance completed projects. For example, adverse developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for companies to obtain financing on attractive terms or at all so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. It also may adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could reduce the number of real estate companies that are publicly traded during the investment period and reduce the Portfolio’s investment opportunities.

Common Stock Risk. The Portfolio invests its net assets in common stocks and writes covered call options on shares owned by the Portfolio. Common stocks represent an ownership interest in a company. Common stocks are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Portfolio may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. The common stocks in which the Portfolio invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Foreign Securities Risk. The Portfolio may invest an unlimited amount of its net assets in foreign securities; provided, that the Portfolio will limit its investments in the issuers of any single foreign country to 25% of its net assets. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in the U.S. or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States.

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.  Dividends paid on foreign securities may not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Portfolio’s distributions attributable to foreign securities will be designated as qualified dividend income. See “Tax Consequences.”

 The Portfolio may purchase ADRs, international depository receipts (“IDRs”) and global depository receipts (“GDRs”), which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

Options Related Risk. There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Portfolio forgoes, during the life of the covered call option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the covered call option, but has retained the risk of loss, minus the option premium received, should the price of the underlying security decline.  The writer of an "American-style" option has no control over when, during the exercise period of the option, it may be required to fulfill its obligation as a writer of the option. This does not apply for "European-style" options, which may only be exercised at termination. Once an option writer has received an exercise notice for an American-style option, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must either close out the position with a cash settlement or deliver the underlying security at the exercise price.  Thus, the use of options may require the Portfolio to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the Portfolio can realize above the exercise price of an option, or may cause the Portfolio to hold a security that it might otherwise sell.  The Portfolio's ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. If the Portfolio were unable to close out a covered call option that it had written, it would not be able to sell the underlying portfolio security unless the option expired without exercise. The value of options may also be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Portfolio seeks to close out a covered call option by buying such covered call option.

The Portfolio intends to primarily write covered call options that are exchange-traded options but may write over-the-counter options.  Exchange-traded options may also be illiquid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading on an exchange were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.  The hours of trading for listed or over-the-counter options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets. Call options are marked to market daily at 4:00 p.m. Eastern time, and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option may reduce the Portfolio's capital appreciation potential on the underlying security.

Risk of Limitation on Call Option Writing. The number of call options the Portfolio can write is limited by the securities held by the Portfolio, and further limited by the fact that call options represent 100 share lots of the underlying securities. The Portfolio does not write "naked" or uncovered call options. Furthermore, the Portfolio's options transactions are subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or written in one or more accounts or through one or more brokers. Thus, the number of options which the Portfolio may write may be affected by options written by other investment advisory clients of the Manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Foreign Currency Risk.   Although the Portfolio reports its net asset value and pays expenses and distributions in U.S. dollars, the Portfolio intends to invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Portfolio’s investment securities and the net asset value of its shares. For example, even if securities prices are unchanged on their primary foreign stock exchange, the Portfolio’s net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. The currencies of certain countries in which the Portfolio invests are more volatile than those of other countries and, therefore, the Portfolio’s investments related to those countries may be more adversely impacted by currency rate fluctuations. Generally, if a foreign currency depreciates against the U.S. dollar (i.e., if the U.S. dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the U.S. dollar (i.e., if the U.S. dollar weakens), the value of the existing investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Medium and Small Capitalization Company Risk. The Portfolio concentrates its investments in real estate related securities. Many issuers of real estate securities are small to medium capitalization companies, some of which may be newly formed.  Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Medium and small sized companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Medium and small capitalization companies are often traded in the OTC market, and the low market liquidity of these securities may have an adverse effect on the ability of the Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities. Medium and small capitalization securities may have returns that can vary, occasionally significantly, from the market in general.  In addition, medium and small capitalization companies may not pay a dividend. Although income may not be a primary goal of the Portfolio, dividends can cushion returns in a falling market.

Management Risk. The Portfolio is subject to management risk because it is an actively managed portfolio. The Portfolio’s successful pursuit of its investment objective depends upon the Model and the Manager’s ability to manage the Portfolio in accordance with the Model. The Model’s parameters and weightings might produce losses or cause the Portfolio to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Manager, the Manager may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Portfolio from achieving its investment objective.

Defensive Positions. During periods of adverse market or economic conditions, the Portfolio may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Portfolio will not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Portfolio Turnover Risk. The techniques and strategies of the Portfolio might result in a high degree of portfolio turnover.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO HOLDINGS

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Trust’s Statement of Additional Information.

The Trust discloses the Portfolio’s top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust’s next shareholder report or quarterly report. The Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

MANAGEMENT OF THE PORTFOLIO

The Manager

The Portfolio has entered into an Investment Management Agreement (“Management Agreement”) with Ascent Investment Advisors, LLC, located at 5251 DTC Parkway, Suite 935, Greenwood Village, Colorado 80111, under which the Manager manages the Portfolio’s investments subject to the supervision of the Board of Trustees.  The Manager is wholly-owned by Ascent Investment Partners, LLC.  The Manager is a registered investment adviser.  As of March 31, 2011, the Manager managed approximately $22 million in assets.  Under the Management Agreement, the Portfolio compensates the Manager for its management services at the annual rate of 1.20% of the average daily net assets of the Portfolio for the first $500,000,000 of Portfolio net assets.  The management fee will decrease as the Portfolio’s assets increase above $500,000,000 according to a breakpoint schedule agreed to between the Portfolio and the Manager.  The Portfolio’s Statement of Additional Information describes the management fee breakpoint schedule.

Portfolio Expenses.  The Portfolio is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to reduce its management fees and/or pay expenses of the Portfolio to ensure that the total amount of Portfolio operating expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses for the Portfolio) do not exceed XXX% and XXX% of the Portfolio’s average net assets, for Class A and Class I shares, respectively, through _____________, 2012, subject thereafter to annual re-approval of the agreement by the Board of Trustees.  Any reduction in advisory fees or payment of expenses made by the Manager may be reimbursed by the Portfolio in subsequent fiscal years if the Manager so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Manager toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Portfolio expenses.  The Manager is permitted to be reimbursed by the Portfolio for management fees waived and/or expense payments made by the Manager during the three (3) years from the date that such fees were waived or expenses paid as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed the expense cap.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Portfolio must pay its current ordinary operating expenses before the Manager is entitled to any reimbursement of management fees and/or expenses.  This Operating Expense Limitation Agreement can be terminated only by, or with the consent of, the Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement will be included in the Portfolio’s first report to shareholders issued after the commencement of the Portfolio’s operations.

Portfolio Managers

Mr. Andrew J. Duffy, CFA, is the President of the Manager and senior portfolio manager of the Portfolio since its inception.

Mr. Duffy has 17 years of global real estate securities experience in the private and public markets.  From January 2008 through February 2009, Mr. Duffy was a Managing Director with Citigroup Principal Strategies, where he managed a long/short portfolio of global real estate securities.  From February 2006 until January 2008, he was with Hunter Global Investors, L.P. where he was the Co-Portfolio Manager of the Hunter Global Real Estate Fund.  From 1999 to 2006, he was a Portfolio Manager at TIAA-CREF an open-end fund, during which time he was directly responsible for managing over $3 billion in global real estate equity and debt securities held in pension portfolios, college savings plans, mutual funds and the firm’s proprietary general account.  Between 1993 and 1999, Mr. Duffy was a Senior Research Analyst at Eagle Asset Management, where he launched and managed a dedicated real estate securities investment program in which he was responsible for fundamental analysis, security selection, portfolio construction and the covered call option writing strategy.  His other professional experience includes being a Partner at Raymond James & Associates where, as an investment banker, he managed public offerings and advised on mergers and acquisitions.

Prior to his career in investments, Mr. Duffy served for five years as an officer in the United States Army, where his assignments included serving as a detachment commander in the 7th Special Forces Group and as company executive officer and platoon leader in the 82nd Airborne Division.  Mr. Duffy received a B.S. in electrical engineering from the United States Military Academy at West Point in 1979 as a Distinguished Graduate (top 5% of class) and an M.B.A. from Harvard Business School in 1986.  He earned the Chartered Financial Analyst designation in 1996.

Ms. Amanda E. Black, CFA, has served as the associate portfolio manager of the Portfolio since its inception.  Ms. Black has over 11 years of global real estate securities experience.  Prior to joining Ascent Investment Advisors, from August 2010 through March 20011, Ms. Black was a Portfolio Manager and Global Security Analyst at Turner Investment Partners where she was responsible for all global real estate exposure in all of the Turner portfolios. From March 2007 to July 2010, Ms. Black was Vice President and Co-Portfolio Manager for a $100 million long/short global real estate hedge fund at Colony Investment Management, LLC. Before that she was a Director at UBS Investment Bank where she was responsible for portfolio management of the UBS Proprietary U.S Real Estate Long-Short Equity Portfolio, managing approximately $140 million in assets. Between 2000 and 2004, Ms. Black, held Associate and Senior Analyst positions at both A.G. Edwards & Sons, Inc. and European Investors, Inc., dedicated to public real estate securities.

Ms. Black is a graduate of Southern Illinois University (BS in Business Administration) and Saint Louis University (MBA in International Business).  Ms. Black earned her CPA license in 2001 and her CFA designation in 2005.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Portfolio.

SUPERVISION

Saratoga Capital Management, LLC (“SCM”), 1101 Stewart Avenue, Suite 207, Garden City, New York 11530, serves the Portfolio in a supervision capacity with responsibility to monitor the performance of the Portfolio’s outside service providers, assist in the review of financial statements and other regulatory filings and board meeting materials related to the Portfolio. Pursuant to the supervision agreement with the Portfolio, the Portfolio pays SCM an annual supervision fee of 0.10% of the Portfolio’s average daily net assets, payable on a monthly basis, which fee decreases at various asset levels.  SCM, a Delaware limited liability company, also acts as investment manager to certain other portfolios of the Saratoga Advantage Trust (the “Saratoga Funds”).

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available.  The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the portfolios of the Trust.  As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model.  The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.  Shares of the Portfolio and the Saratoga Funds are offered to participants in investment advisory programs that provide asset allocation recommendations to investors based on an evaluation of each investor’s objectives and risk tolerance. An asset allocation methodology developed by SCM, the Saratoga Strategic Horizon Asset Reallocation Program® (the “SaratogaSHARP® Program”), may be utilized in this regard by investment advisers that have entered into agreements with SCM. SCM receives a fee from the investment advisers with whom it has entered into such agreements. Shares of the Portfolio and the Saratoga Funds are also available to other investors and advisory services.

Pursuant to the SaratogaSHARP® Program, SCM may suggest to the investment advisers that SCM has entered into agreements with in connection with the SaratogaSHARP® Program the allocation to the Portfolio of the assets of one or more Saratoga Funds (each, a “sleeve”).  Any such allocation would increase the Portfolio’s assets and, therefore, the management fees of the Portfolio payable to the Manager.  Conversely, such allocation would decrease the management fees of the Saratoga Funds payable to SCM, which acts as supervisor but not investment adviser to the Portfolio.  The Manager has agreed to reimburse SCM an amount equivalent to any reduction in management fees that SCM experiences as a result of the allocation of one or more sleeves of the Saratoga Funds to the Portfolio, less any supervision fees that SCM receives from the sleeve that is allocated to the Portfolio.  Any such reimbursement will be paid by the Manager and not out of the assets of the Portfolio.

ADMINISTRATION

The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 4020 South 147th Street, Suite #2, Omaha, Nebraska 68137 serves as the Trust’s transfer agent.

Gemini Fund Services, LLC, located at 450 Wireless Blvd., Hauppauge, New York 11788, provides administrative (including custody administration) and fund accounting services to the Trust.  As such, they manage the administrative affairs of the Trust, calculate the NAV of the shares of the Portfolio, and create and maintain the Trust’s required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of the Portfolio called “net asset value,” is based on the value of the Portfolio’s investments.

The NAV per share of the Portfolio is determined once daily at the close of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio’s securities is based on the securities’ market price when available. When a market price is not readily available, including circumstances under which the Manager determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust’s Board of Trustees. In these cases, the Portfolio’s NAV will reflect certain portfolio securities’ fair value rather than their market price.

Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees.  Securities also may be fair valued in the event of a development effecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent that the Portfolio invests in ETFs, the Portfolio’s NAV is calculated, in relevant part, based upon the NAVs of such ETFs (which are registered open-end management investment companies). The Prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of the Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Portfolio’s distributor (the “Distributor”), or through a broker or intermediary designated by that Financial Intermediary, or directly through the Transfer Agent. Shares of the Portfolio are available to participants in consulting programs and to other investors and to investment advisory services. Purchase requests received by the Portfolio  in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Requests received after the close of regular trading will receive the NAV per share determined on the following business day. A purchase order is deemed to be received by the Portfolio when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust. The Portfolio, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the Portfolio.  The Portfolio will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Portfolio will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Portfolio's transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Portfolio, for any check returned to the transfer agent for insufficient funds.

For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Information regarding transaction processing and the establishment of new accounts should be sent to:

The Saratoga Advantage Trust

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite #2

Omaha, Nebraska 68137

If you wish to wire money to make a subsequent investment in the Portfolio, please call 1-800-807-FUND to receive wiring instructions and to notify the Portfolio that a wire transfer is coming.  Any commercial bank can transfer same-day funds by wire.  The Portfolio will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Portfolio’s designated bank before the close of regular trading on the NYSE.  Your bank may charge you a fee for wiring same-day funds.

PURCHASE OF SHARES IN GOOD ORDER.  All purchase requests directly through the Transfer Agent must be received by the transfer agent in “good order.”   This means that your request must include:

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The Portfolio and account number.

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The amount of the transaction (in dollars or shares).

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Accurately completed orders.

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Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolio and the Saratoga Funds. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Portfolio shares, or other fees.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual Financial Intermediary.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus.  Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  What this means to you:  when you open an account we will ask your name, address, date of birth, and other information that will allow us to identify you.  If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and /or tax penalties) or take any other action required by law.

INVESTMENT ADVISORY PROGRAMS. The Trust is designed to allow Consulting Programs and other investment advisory programs to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad of available choices. Generally, the Consulting Programs provide advisory services in connection with investments among the Trust’s portfolios by identifying the investor's risk tolerance and investment objectives through evaluation of an investor questionnaire; identifying and recommending an appropriate allocation of assets among the Trust’s portfolios that is intended to conform to such risk tolerance and objectives in a recommendation; and providing, on a periodic basis, an analysis and evaluation of the investor's account and recommending any appropriate changes in the allocation of assets among the Trust’s portfolios. The investment advisers for the Consulting Programs are also responsible for reviewing the asset allocation recommendations and performance reports with the investor, providing any interpretations, monitoring identified changes in the investor's financial characteristics and the implementation of investment decisions.

The investment advisers in the Consulting Programs may use SCM’s SaratogaSHARP® Program in assisting their clients in translating investor needs, preferences and attitudes into suggested portfolio allocations. In addition, SCM may provide some or all of the administrative services to the investment advisers for the Consulting Programs such as the preparation, printing and processing of investment questionnaires and investment literature and other client communications. SCM receives a fee from the investment adviser for these services.

The fee payable by the client for the Consulting Programs is subject to negotiation between the client and his or her investment advisor and is paid directly by each advisory client to his or her investment advisor either by redemption of Trust portfolio shares or by separate payment.

OTHER ADVISORY PROGRAMS. Shares of the Trust’s portfolio are also available for purchase by certain registered investment advisers (other than the investment advisers for the Consulting Programs) as a means of implementing asset allocation recommendations based on an investor's investment objectives and risk tolerance. In order to qualify to purchase shares on behalf of its clients, the investment adviser must be approved by SCM. Investors purchasing shares through these investment advisory programs will bear different fees for different levels of services as agreed upon with the investment advisers offering the programs. Registered investment advisers interested in utilizing the Trust’s portfolios for the purposes described above should call 1-800-807-FUND (1-800-807-3863).

CONTINUOUS OFFERING.  For Class A shares of the Portfolio, the minimum initial investment in the Portfolio is $2,500. For Class I shares of the Portfolio, the minimum initial investment in the Portfolio is $1 million.  With respect to each share class, investments made in response to the SaratogaSHARP® asset allocation program’s allocations and reallocations will not be subject to a minimum initial investment.  For employees and relatives of the Manager, SCM, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment in the Trust is $1,000 with no minimum for any individual Saratoga Fund and the Portfolio.  With respect to Class A shares, there is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts.  The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for the Portfolio or for a Saratoga Fund.  The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more for Class A shares may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder’s designated account. For further information regarding the Automatic Investment Plan, shareholders should contact their representative or the Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of NAV is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust, including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

Generally, the Portfolio reserves the right to reject any purchase requests, including exchanges from the other Saratoga Funds that it regards as disruptive to efficient portfolio management.  A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

CHOOSING A SHARE CLASS

Description of Classes.  The Portfolio has adopted a multiple class plan that allows it to offer one or more classes of shares.  The Portfolio has two classes of shares – Class I shares and Class A shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

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Class I shares are no-load shares that do not require that you pay a sales charge.  Class I shares do not charge an annual Rule 12b-1 distribution or servicing fee.  If you purchase Class I shares of the Portfolio you will pay the NAV next determined after your order is received.  Class I shares have a much higher required minimum investment than Class A shares.

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Class A shares are charged a front-end sales load.  The Class A shares are also charged a 0.25% annual  Rule 12b-1 distribution and servicing fee.  Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge. The sales charge for Class A shares is 5.75% of the offering price. However, this sales charge may be reduced or waived as described in “Class A Shares Reduced Sales Charge Information.”

MORE ABOUT CLASS A SHARES

Class A shares of the Portfolio are retail shares that require that you pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge.  Class A shares are also subject to Rule 12b-1 fees (or distribution and service fees) described earlier of 0.25% annually of average daily net assets, which are assessed against the shares of the Portfolio.

If you purchase Class A shares of the Portfolio you will pay the public offering price (“POP”), which is the NAV next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment.  Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases.  The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares.  Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown in the table below.  The sales charge does not apply to shares purchased with reinvested dividends.  The sales charge is calculated as follows:

CLASS A SHARES  REDUCED SALES CHARGE INFORMATION

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums.  Please see the information set forth below for specific eligibility requirements. You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail.  The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolio’s shares or the Trust’s transfer agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your authorized financial representative or the transfer agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums.  In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Portfolio or other Saratoga Funds held in all related accounts described below, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum.

You can qualify for a reduction of the sales charge by investing one lump sum in Class A shares of the Portfolio.  You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident.  See the discussions of “Right of Accumulation” and “Letter of Intent” below. If you are a U.S. resident and are investing more than $50,000, then you will pay a reduced sales charge.  The following chart shows the sales charge you will pay based on the amount of your purchase.  You can purchase Class A shares without any initial sales charge if you are a U.S. resident and invest $1 million or more in Class A shares.

REDUCED SALES CHARGE FOR U.S. RESIDENTS

Amount of Purchase	Sales Charge as a Percentage of Offering Price [1]	Sales Charge as a Percentage of Net Investment (Net Asset Value)	Broker Reallowance as a Percentage of Offering Price [2]
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more[3]	None	None	None

1   Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
2   At the discretion of the Trust, however, the entire sales charge may at times be reallowed to dealers.  The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

3  Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC, if they are redeemed within twelve months from the date of purchase.  See “More About Class A Shares” above for further information.

RIGHT OF ACCUMULATION

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of any of the Trust’s portfolios as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

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an individual;

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an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

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a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

LETTER OF INTENT

The letter of intent allows you to count all investments within a 13-month period in Class A shares of any of the Trust’s portfolios as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Portfolio from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.  To determine the applicable sales charge reduction, you may also include (1) the cost of shares of a Trust’s portfolio which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Trust portfolios you currently own acquired in exchange for shares of Trust portfolios purchased during that period at a price including a front-end sales charge.  You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Trust, its transfer agent and any financial intermediaries may not maintain this information.  Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

CLASS A SHARES SALES CHARGE WAIVERS

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

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Employees of broker-dealers or other financial institutions (including registered investment advisors and financial planners) having agreements with the Distributor or SCM (a “Selling Representative”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

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Employees of a bank, savings and loan, credit union or other financial institution that utilize a Selling Representative to clear purchases of the Trust’s shares and their immediate families.

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Participants in certain “wrap-fee” programs, mutual fund platform programs, supermarket programs, or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor or SCM.

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Clients of financial intermediaries that have entered into arrangements with the Distributor or SCM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Trust shares) providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

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Institutional investors (which may include bank trust departments and registered investment advisors).

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Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor or SCM.

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Insurance company separate accounts, separate accounts used to fund certain unregistered variable annuity contracts, Section 403(b), 401(a) or 401(k) accounts, and college savings plans organized under Section 529 of the Internal Revenue Code (the “IRC”).

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Employer-sponsored retirement or benefit plans with total plan assets of at least $1 million where the plan’s investments in the Trust are part of an omnibus account. A minimum initial investment of $1 million in the Trust is required. SCM in its sole discretion may waive these minimum dollar requirements.

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Reinvestment of capital gains distributions and dividends.

CONTINGENT DEFERRED SALES CHARGE

Class A shares may be redeemed on each business day without charge at NAV per share next determined, except in the case of investors who paid no initial sales charge because they invested $1 million or more, in which case the investor will pay a 1.00% Contingent Deferred Sales Charge (“CDSC”) on shares redeemed within one year after purchase.  The CDSC is based upon the investor’s original purchase price.

PLAN OF DISTRIBUTION

The Portfolio has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) with respect to the sale and distribution of Class A shares of the Portfolio. The Plan provides that the Portfolio will pay the Distributor or other entities, including the Manager and SCM, a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% of the average net assets of Class A shares.  A portion of the fee payable pursuant to the Plan may be characterized as a service fee as such term is defined under Rule 2830 of The Financial Industry Regulatory Authority (“FINRA”) Conduct Rules and it may be paid directly to the Manager, SCM or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The fee is treated by the Portfolio as an expense in the year it is accrued. Because the fee is paid out of the Portfolio’s assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges.

Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolio’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions of shares of the Portfolio by shareholders, and “market-timing” may present risks for other shareholders of the Portfolio, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolio to hold excess levels of cash.

Short term trading strategies also present certain risks based on the Portfolio’s investment objective, strategies and policies.  To the extent that the Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences.  The foreign securities in which the Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its NAV.  This gives rise to the possibility that developments may have occurred in the interim that would effect the value of these securities.  A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”).  The market timer might redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that the Portfolio invests in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds or municipal bonds, the Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.  The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. Shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase.  The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “Summary of Trust Expenses,” “Purchase of Shares” and “Redemption of Shares” sections of this Prospectus.  Except as described in these sections, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders.  The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus and in the Trust’s Statement of Additional Information.  Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis.  The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited.  Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolio by the Financial Intermediary’s customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving the Portfolio may result in the Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges.   Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of the Portfolio may be redeemed on any day that the Portfolio calculates its NAV. Redemption requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the NAV next determined by the Trust. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. The Portfolio is required to transmit redemption proceeds for credit to the shareholder’s account within seven days after receipt of a redemption request.  However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust’s Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Written Redemption Requests.  To redeem shares by mail, send a written redemption request in proper form to:

Regular/Express/Overnight Mail

The Saratoga Advantage Trust

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

Redeeming by Telephone.  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Trust and instruct it to remove this privilege from your account.   The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-800-807-FUND (1-800-807-3863).  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for any loss, damage, cost or expenses in acting on telephone instructions if they reasonably believe such telephone instructions to be genuine and you will be required to bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions.  If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

When Redemptions are Sent.  Once the Trust receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days).

Good Order.  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

The request should be in writing indicating the number of shares or dollar amount to be redeemed;

The request must identify your account number;

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Medallion Signature Guarantee.  Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1. Re-registration of the account.

2. Changing bank wiring instructions on the account.

3. Name change on the account.

4. Setting up/changing systematic withdrawal plan to a secondary address.

5. Redemptions greater than $100,000.

6. Any redemption check that is being mailed to a different address than the address of record.

7. Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE.  You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of the Portfolio within 30 days of purchase.  The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee will not apply to shares that are sold which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP® asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust’s transfer agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); and (iv) redemptions pursuant to systematic withdrawal plans.

Financial Intermediaries of omnibus accounts generally do not identify customers’ trading activity to the Trust on an individual basis.  Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within the Portfolio by the Financial Intermediary’s customers and to collect the Portfolio’s redemption fee from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including termination of the relationship.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the “Withdrawal Plan”) is available for shareholders. Any portfolio from which redemptions will be made pursuant to the Plan will be referred to as a “SWP Portfolio.”  The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio‘s shares, on an annualized basis. A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. The Withdrawal Plan may be terminated or revised at any time by the Portfolio.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.  Shareholders should contact their dealer representative or the Trust for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolio in the same Class from which such shares were redeemed or repurchased, at NAV next determined after a reinstatement request (made in writing to and approved by SCM), together with the proceeds, is received by the Transfer Agent.

INVOLUNTARY REDEMPTIONS.  If the Portfolio is the only holding of a shareholder in the Trust, then due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $1,000 or less as a result of redemptions, but not as a result of a fluctuation in the Portfolio’s NAV after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor’s cost of the investment or may result in the realization of taxable capital gains.

REDEMPTION–IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the Portfolio’s shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio’s net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of the Portfolio may be exchanged without payment of any exchange fee for shares of another portfolio of the Trust of the same Class at their respective NAVs. Please refer to the Trust’s Prospectus for the other portfolios with respect to the fees and expenses of investing in shares of the Trust’s other portfolios.  The Trust may in the future offer an exchange feature involving shares of an unaffiliated  fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of the Portfolio or a Saratoga Fund that does not charge a CDSC will not be counted.  Thus, in effect the “holding period” for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.  In addition, shares that are exchanged into or from the Portfolio or a Saratoga Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into the Portfolio or a Saratoga Fund with a lower CDSC rate.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

SCM reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust’s Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND DISTRIBUTIONS.  The Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a portfolio generally pays no federal income tax on the income and gains it distributes to you.  The Portfolio declares and pays dividends from net investment income, if any, annually.  Distributions of net realized long-term and short-term capital gains, if any, earned by the Portfolio will be made annually.  The Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.  The amount of any distribution will vary, and there is no guarantee the Portfolio will pay either an income dividend or a capital gains distribution. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by the Portfolio to a shareholder will be automatically reinvested (at current NAV) in additional shares of the Portfolio (which will be deposited in the shareholder’s account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

ANNUAL STATEMENTS.  You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous calendar year, if any.  The statement provides information on your dividends and capital gains for tax purposes.  If any dividends are declared in October, November or December to shareholders of record in such months and paid in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31 of the prior year. The Portfolio may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Portfolio makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Portfolio will send you a corrected Form 1099-DIV to reflect reclassified information.

AVOID “BUYING A DIVIDEND.”  At the time you purchase your Portfolio shares, a Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Portfolio.  For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.  For example, if you buy shares in the Portfolio shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. This is known as “buying a dividend.”

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust.  Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another portfolio.

TAXES ON DISTRIBUTIONS.  In general, if you are a taxable investor, Portfolio distributions are taxable to you as ordinary income, capital gains or some combination of both, whether you take them in cash or reinvest them in Portfolio shares.  The Portfolio’s investment techniques, including use of covered call options, short- term trading strategies, and high portfolio turnover rate, may result in more of the Portfolio’s income dividends and capital gains distributions being taxable to you at ordinary income tax rates than it would if it did not engage in such techniques.

For federal income tax purposes, any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. With respect to taxable years of the Portfolio beginning before January 1, 2013, unless such provision is extended or made permanent, certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied.  However ,  dividends paid to shareholders from the Portfolio’s investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income. Further , even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.  For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn the Portfolio, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Portfolio shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.

If you borrow money to purchase shares of the Portfolio, the interest on borrowed money generally is not deductable for personal income tax purposes.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal income tax and may result in a taxable gain or loss to you.  Your exchange of Portfolio shares for shares of another portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of the Portfolio’s shares and reinvests in that portfolio’s shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

BACK-UP WITHHOLDING.  By law, each Portfolio must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount is currently 28% of your taxable distributions or redemption proceeds.

OTHER.  Portfolio distributions and gains from the sale or exchange of your Portfolio shares also may be subject to state and local taxes. If more than 50% of the Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio. In such a case shareholders would also need to include such foreign taxes in income.    The Portfolio may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT.  Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Portfolio realizes excess inclusion income in excess of certain threshold amounts.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from long-term capital gains, if any, and, with respect to taxable years of the Portfolio that begin before January 1, 2012 (or a later date if extended by the U.S. Congress), interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion of “Tax Consequences” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Portfolio.

ADDITIONAL INFORMATION

The Manager, SCM and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolio) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolio’s shares.  Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of the shares of the Portfolio over other investment options.  Any such payments will not change the NAV of the price of the Portfolio’s shares.

In addition, the Fund or its distributor may also may make payments to financial intermediaries for certain administrative services, including record keeping, sub-accounting and sub-transfer agency of shareholder accounts pursuant to an administrative services agreement with the Fund and/or its agents. The fees payable by the Fund under this category of services are subject to certain limitations approved by the Board and, to the extent paid, will increase expenses of the Fund.  These expenses are not separately identified in the fee table under the section titled “Fees and Expenses of the Portfolio” but rather are included within “Other Expenses” in the fee table.

FINANCIAL HIGHLIGHTS

Prior to the date of this prospectus, the Portfolio had not yet commenced operations, therefore, Financial Highlights are not yet available.

Notice of Privacy Policy for The Saratoga Advantage Trust

(including notice to California Residents)

The Saratoga Advantage Trust (the “Trust”) respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or unaffiliated third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as the Trust’s transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.  We may report information to credit bureaus, in appropriate cases, and share information with government agencies and law enforcement, as necessary.  If you have any questions concerning the information we have about you, your transactions or your accounts, please contact us at 1-800-807-FUND.

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

CLASS I SHARES (Ticker: ______)

CLASS A SHARES (Ticker: ______)

PROSPECTUS

Additional information about the Portfolio’s investments will be available in the Trust’s Annual and Semi-Annual Reports to Shareholders. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Trust’s Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1-(800) 807- FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at:  www.saratogacap.com

Information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Reference Room’s operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Trust’s Investment Company Act file number is 811-08542.

THE SARATOGA ADVANTAGE TRUST

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 31, 2010, AS SUPPLEMENTED ON FEBRUARY 1, 2011 AND _______________, 2011

Income Portfolios:	Alternative Investment Strategies Portfolio:

U.S. Government Money Market Portfolio
Investment Quality Bond Portfolio
Municipal Bond Portfolio

Equity Portfolios:

Large Capitalization Value Portfolio
Large Capitalization Growth Portfolio
Mid Capitalization Portfolio
Small Capitalization Portfolio
International Equity Portfolio
Health & Biotechnology Portfolio
Technology & Communications Portfolio
Financial Services Portfolio
Energy & Basic Materials Portfolio

James Alpha Global Enhanced Real Return Portfolio James Alpha Global Real Estate Investments Portfolio

                                                    (each a “Portfolio” and collectively the “Portfolios”)

This STATEMENT OF ADDITIONAL INFORMATION (“SAI”) is not a PROSPECTUS. Investors should understand that this SAI should be read in conjunction with the Saratoga Advantage Trust’s (the “Trust”) Class I PROSPECTUS, Class A PROSPECTUS, Class B PROSPECTUS and Class C PROSPECTUS, each dated December 31, 2010, with respect to the U.S. Government Money Market, Investment Quality Bond, Municipal Bond, Large Capitalization Value, Large Capitalization Growth, Mid Capitalization, Small Capitalization, International Equity, Health & Biotechnology, Technology & Communications, Financial Services and  Energy & Basic Materials Portfolios (collectively, the “Initial Portfolios”), to the Trust’s Class I and Class A Prospectus dated February 1, 2011 with respect to the James Alpha Global Enhanced Real Return Portfolio (the “James Alpha Real Return Portfolio”), and to the Trust’s Class I and Class A Prospectus dated ___________, 2011 with respect to the James Alpha Global Real Estate Investments Portfolio (the “James Alpha Global Real Estate Portfolio”).  A copy of each PROSPECTUS may be obtained by written request to Saratoga Capital Management, LLC at the address or phone listed below.

The Trust’s audited financial statements for the fiscal year ended August 31, 2010, with respect to the Initial Portfolios, including notes thereto and the report of Tait, Weller & Baker LLP, are herein incorporated by reference from the Trust’s annual report.  The James Alpha Real Return Portfolio and James Alpha Global Real Estate Portfolio commenced operations in February 1, 2011 and ___________, 2011, respectively, and financial statements are not yet available for these Portfolios.

To obtain copies of any of the Trust’s Prospectuses and/or Annual or Semi-Annual Shareholder Reports free of charge, please write Saratoga Capital Management, LLC, 1101 Stewart Avenue, Suite 207, Garden City, New York 11530-4808 or call toll free at 1-800-807-FUND (1-800-807-3863).

All information contained in this SAI that is required to be provided as of the Trust’s latest fiscal or calendar year end relates only to the Initial Portfolios.

                                                TABLE OF CONTENTS                                                                                               PAGE

FUND HISTORY	3
INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS	3
INVESTMENT RESTRICTIONS	32
PORTFOLIO HOLDINGS DISCLOSURE POLICY	35
PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE PORTFOLIOS	37
TRUSTEES AND OFFICERS	52
MANAGEMENT AND OTHER SERVICES	59
DETERMINATION OF NET ASSET VALUE	81
CERTAIN TAX CONSIDERATIONS	84
ADDITIONAL INFORMATION	99
FINANCIAL STATEMENTS	101
APPENDIX A – RATINGS	102
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	108

Notice of Privacy Policy for The Saratoga Advantage Trust

(including notice to California Residents)

The Saratoga Advantage Trust (the “Trust”) respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or unaffiliated third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as the Trust’s transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.  We may report information to credit bureaus, in appropriate cases, and share information with government agencies and law enforcement, as necessary.  If you have any questions concerning the information we have about you, your transactions or your accounts, please contact us at 1-800-807-FUND.

FUND HISTORY

The Trust was organized as an unincorporated business trust under the laws of Delaware on April 8, 1994 and is a trust fund commonly known as a “business trust.” The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Initial Portfolios are advised by investment advisers, also referred to herein as Advisers, managed and supervised by Saratoga Capital Management, LLC (“Saratoga” or the “Manager”).  The James Alpha Real Return Portfolio is managed by Armored Wolf, LLC (“Armored Wolf”) and supervised by Saratoga.  The James Alpha Global Real Estate Portfolio is managed by Ascent Investment Advisors, LLC (“Ascent”) and supervised by Saratoga.  Saratoga, with respect to the Initial Portfolios, Armored Wolf, with respect to the James Alpha Real Return Portfolio, and Ascent, with respect to the James Alpha Global Real Estate Portfolio, may be referred to herein together as the “Managers” or individually, a “Manager.”

The James Alpha Real Return Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to the commodity markets.  The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at c/o Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, Cayman Islands, KY1-1104.

INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS

The Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio and the Energy & Basic Materials Portfolio are non-diversified funds within the meaning of the 1940 Act. The remainder of the Portfolios are diversified funds within the meaning of the 1940 Act.

The investment objective and policies of each Portfolio are described in the Prospectuses. A further description of each Portfolio’s investments and investment methods appears below. Principal investments of each Portfolio are described in each Prospectus.  Except as indicated by an asterisk (*) each of the investments below is not considered principal by a Portfolio.

RECENT MARKET EVENTS.  During 2008 and 2009, U.S. and international markets experienced dramatic volatility.  As a result, the securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, and increased likelihood of default and valuation difficulties.  Accordingly, the risks of investing in the following securities in which certain Portfolios may invest have increased.

EQUITY SECURITIES.* An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company.  Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  Common stocks and preferred stocks are examples of equity securities. A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.   Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Some preferred stocks may be convertible into common stock.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.  Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

The risks of investing in companies in general include business failure and reliance on erroneous reports.  To the extent a Portfolio is invested in the equity securities of small- or medium-size companies, it will be exposed to the risks of smaller sized companies.  Small- and medium-size companies, directly or indirectly, often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines or services, markets or financial resources, or are dependent on a small management group.  In addition, because these securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Portfolio.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Portfolio’s holdings.

CONVERTIBLE SECURITIES.* Certain Portfolios may invest in fixed-income securities, which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolios at varying price levels above their investment values and/or their conversion values in keeping with the Portfolios’ objectives.

WARRANTS.  Certain Portfolios may invest in warrants.  A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Portfolio’s entire investment therein).

OTHER INVESTMENT COMPANIES.  Certain Portfolios may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”).  A Portfolio’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.  A Portfolio limits its investments in securities issued by other investment companies in accordance with the 1940 Act or with certain terms and conditions of applicable exemptive orders issued by the Securities and Exchange Commission (“SEC “) and approved by the Board of Trustees.  Section 12(d)(1) of the 1940 Act precludes a Portfolio from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Portfolio; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Portfolio.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section  12(d)(1) shall not apply to securities purchased or otherwise acquired by a Portfolio if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Portfolio and all affiliated persons of the Portfolio; and (ii) the Portfolio has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.  SEC Rule 12d1-3 under the 1940 Act provides, however, that a Portfolio may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2 % provided the sales load and any service fee charged does not exceed limits set forth in applicable Financial Industry Regulatory Authority, Inc. (“FINRA”) rules.

If a Portfolio invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Portfolio  exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, the Portfolio will either seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of such security.  In addition, an investment company purchased by a Portfolio pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  In addition to the advisory and operational fees the Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

Other rules under the 1940 Act and SEC exemptive orders on which the Portfolios may rely further relax the limits of Section 12(d)(1) of the 1940 Act.

EXCHANGE-TRADED FUNDS.* 1.  An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts.  ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security.  Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close.  Broad securities market index ETFs include Standard & Poor’s Depository Receipts (“SPDRs”), which are interests in a unit investment trust representing an undivided interest in a portfolio of all of the common stocks of the S&P 500 Index.  The ETFs in which the Portfolio invests  may be subject to liquidity risk.  Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price.  To the extent that the ETFs in which a Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds that can be found in “Exchange-Traded Funds” below: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.  Additionally, ETFs have management fees, which increase their cost.

1 Principal investment for the James Alpha Real Return Portfolio.

EXCHANGE TRADED NOTES.   The James Alpha Real Return Portfolio may invest in exchange-traded notes. Exchange-traded notes (ETNs) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the James Alpha Real Return Portfolio invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A decision to sell ETN holdings may be limited by the availability of a secondary market.  In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

ADJUSTABLE RATE SECURITIES. Certain Portfolios may invest in adjustable rate securities (i.e., variable rate and floating rate instruments), which are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features, which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days.

Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate instruments is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

ZERO-COUPON SECURITIES. Certain Portfolios may invest in zero-coupon securities which make no periodic interest payments, but are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security and the issuer’s perceived credit quality.  If the issuer defaults, the holder may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause a Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

BELOW INVESTMENT GRADE DEBT SECURITIES. Certain Portfolios may invest in debt securities that are rated below  “investment grade”  by Standard and Poor’s Corporation (“S&P”),  Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) or, if unrated, are deemed by the Advisers to be of comparable quality. Securities rated less than Baa by Moody’s or BBB by S&P are classified as below investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody’s, respectively, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody’s or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P’s, Moody’s, and Fitch descriptions of their bond ratings are contained in Appendix A to this SAI.

Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Advisers continuously monitor the issuers of high yield bonds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Portfolio’s investment objective may be more dependent on an Adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. A Portfolio may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from a Portfolio. In addition, a Portfolio may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio’s holdings. A Portfolio may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Portfolios may invest include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions and (iii) the likely adverse impact of a major economic recession. A Portfolio may also incur additional expenses to the extent the Portfolio is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Portfolio may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Advisers attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Portfolio and consider their ability to assume the investment risks involved before making an investment. Certain Portfolios may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. An Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

INFLATION-INDEXED BONDS.*2 Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Department of the Treasury (the “Treasury”) and some other issuers use a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the consumer price index (“CPI”) accruals as part of a semiannual coupon.  Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation related bonds may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

2 Principal investment for the James Alpha Real Return Portfolio.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

CERTIFICATES OF DEPOSIT AND BANKERS’ ACCEPTANCES. Certain Portfolios may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COLLATERALIZED MORTGAGE OBLIGATIONS*3. Certain Portfolios may invest in collateralized mortgage obligations “CMOs”), which are secured by groups of individual mortgages but are similar to conventional bonds where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular CMO may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

3 Principal investment for Investment Quality Bond Portfolio.

COMMERCIAL PAPER. The Portfolios may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

INFORMATION ON TIME DEPOSITS AND VARIABLE RATE NOTES. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits, which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% (5% with respect to the U.S. Government Money Market Portfolio) limit on illiquid investments for each Portfolio.

The commercial paper obligations, which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Portfolio as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. A Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectuses, there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, a Portfolio’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Portfolio’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

ILLIQUID OR RESTRICTED SECURITIES. The Portfolios may invest in illiquid or restricted securities in accordance with the investment restrictions described under  “Investment Restrictions.”  Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% (5% with respect to the U.S. Government Money Market Portfolio) of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.  Such steps may include refraining from purchasing illiquid securities or selling or exchanging a portion of the illiquid securities for more liquid securities.

UNREGISTERED SECURITIES.  Notwithstanding the above, the Portfolios each may purchase securities, which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act.  This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. Each Adviser, under the supervision of the Board of Trustees of the Trust, acting under guidelines approved and monitored by the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Portfolio’s restriction of investing no more than 15% (5% with respect to the U.S. Government Money Market Portfolio) of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, a Portfolio’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% (5% with respect to the U.S. Government Money Market Portfolio) of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

INSURED BANK OBLIGATIONS. The Portfolios may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”). Congress has temporarily increased FDIC deposit insurance from $100,000 to $250,000 per depositor through December 31, 2013.  A Portfolio may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 15% (5% with respect to the U.S. Government Money Market Portfolio) limit for illiquid investments set forth in the section “Illiquid or Restricted Securities” above unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

BORROWING.  The Portfolios may borrow money for investment purposes, which is a form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity.  Leverage will magnify changes in a Portfolio’s net asset value and on the Portfolio’s investments.  Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding.  Leverage also creates interest expenses for a Portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio’s net income will be greater than it would be if leverage were not used.  Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Portfolio will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.  The use of derivatives in connection with leverage creates the potential for significant loss.

A Portfolio may also borrow funds to meet redemptions or for other emergency purposes.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The 1940 Act requires each Portfolio to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Portfolio may be required to dispose of some of its portfolio holdings within three days in order to reduce the Portfolio’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.  For tax purposes, the James Alpha Real Return Portfolio seeks to gain commodity exposure primarily through an investment in a wholly-owned subsidiary organized in the Cayman Islands (the “Subsidiary”).  With respect to the James Alpha Real Return Portfolio, the Subsidiary will comply with the above asset coverage requirements to the same extent as the Portfolio itself.

A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit.  Either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by a Portfolio creates an opportunity for increased net income, but at the same time, creates special risk considerations.  For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio.

LENDING PORTFOLIO SECURITIES. To generate income for the purpose of helping to meet its operating expenses, each Portfolio other than the U.S. Government Money Market Portfolio may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of a Portfolio’s assets taken at value. A Portfolio’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities.  The cash or instruments collateralizing a Portfolio’s loans of securities will be maintained at all times in a segregated account with the Portfolio’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Portfolio is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially. The Trust’s custodian bank (the “Custodian”) arranges for each Portfolio’s securities loans and manages collateral received in connection with these loans. The Portfolios bear any losses with respect to reinvested collateral.  A Portfolio may not exercise voting rights on loaned securities, but reserve the right to recall loaned securities so that they will be voted according to the Portfolio’s proxy voting policies.

WHEN-ISSUED SECURITIES. All Portfolios may take advantage of offerings of eligible portfolio securities on a “when-issued” basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. government securities takes place within ten days. A Portfolio only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If a Portfolio chooses to dispose of the right to acquire a when-issued security (prior to its acquisition), it could, as with the disposition of any other Portfolio obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% (5% in the case of the U.S. Government Money Market Portfolio) of the net assets of a Portfolio would be so committed.  This type of transaction may give rise to a form of leverage. To mitigate leveraging risk, a Portfolio will earmark liquid assets or otherwise cover the transactions that may give rise to such risk.  The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements.  Leveraging may cause a portfolio to be more volatile than if a Portfolio had not been leveraged.  This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

HEDGING. Certain Portfolios may use certain Hedging Instruments. To engage in short hedging, a Portfolio would, for example, (i) sell financial futures; (ii) purchase puts on such futures or on individual securities held by it (“Portfolio securities”) or securities indexes; or (iii) write calls on Portfolio securities or on financial futures or securities indexes. To engage in long hedging, a Portfolio would, for example, (i) purchase financial futures, or (ii) purchase calls or write puts on such futures or on Portfolio securities or securities indexes.

Additional information about the Hedging Instruments that a Portfolio may use is provided below.

FINANCIAL FUTURES.*4 No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, a Portfolio will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with a Portfolio’s custodian bank in an account registered in the futures commission merchant’s name; however the futures commission merchant can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if the Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although financial futures by their terms call for the actual delivery or acquisition of the specified debt security, in most cases the obligation is fulfilled by closing the position. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

4 Principal investment for the James Alpha Real Return Portfolio.

A Portfolio may elect to close some or all of its futures positions at any time prior to their expiration. The Portfolio might do so to reduce exposure represented by long futures positions or short futures positions. The Portfolio may close its positions by taking opposite positions, which would operate to terminate its position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolio would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Common types of futures contracts include:

     Commodity Futures. A commodity futures contract is an exchange-traded contract to buy or sell a particular commodity at a specified price at some time in the future. Commodity futures contracts are highly volatile; therefore, the prices of fund shares may be subject to greater volatility to the extent it invests in commodity futures.

     Currency Futures: A currency futures contract is a standardized, exchange-traded contract to buy or sell a particular currency at a specified price at a future date (commonly three months or more). Currency futures contracts may be highly volatile and thus result in substantial gains or losses to a Portfolio.

     Index Futures: A stock index futures contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the date specified in the contract and the price agreed upon in the futures contract; no physical delivery of stocks comprising the index is made.

     Interest Rate Futures: An interest-rate futures contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures and Eurodollar Futures Contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. The specified security for Eurodollar futures is the London Interbank Offered Rate (Libor) which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.

     Security Futures: A security futures contract is an exchange-traded contract to purchase or sell, in the future, a specified quantity of a security (other than a Treasury security, or a narrow-based securities index) at a certain price.

PUTS AND CALLS.*5 When a Portfolio writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any possible profit from an increase in market price over the exercise price. A Portfolio may, in the case of listed options, purchase calls in “closing purchase transactions” to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. Sixty percent of any such profits are considered long-term gains and forty percent are considered short-term gains for federal tax purposes. If, due to a lack of a market, a Portfolio could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. A Portfolio’s Custodian, or a securities depository acting for the Custodian, will act as the Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”) in connection with listed calls, as to the securities on which the Portfolio has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Portfolio’s entering into a closing purchase transaction.

5 Principal investment for the James Alpha Real Return Portfolio and James Alpha Global Real Estate Portfolio.

When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for over-the-counter (“OTC”) options) at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to purchase the underlying investment.

With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transaction dealer, without the intermediation of a third party such as the OCC. If a transacting dealer fails to make delivery on the U.S. government securities underlying an option it has written, in accordance with the terms of that option as written a Portfolio could lose the premium paid for the option as well as any anticipated benefit of the transaction.  The Portfolios will engage in OTC option transactions only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York.  In the event that any OTC option transaction is not subject to a forward price at which the Portfolio has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the Portfolio assets used to “cover” the OTC option will be considered “illiquid securities” and will be subject to the Portfolio’s limit on illiquid securities. The “formula” on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the Portfolio for writing the option plus the amount, if any, of the option’s intrinsic value, i.e., current market value of the underlying securities minus the option’s strike price.

A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for OTC options). The investment characteristics of writing a put covered by earmarked liquid assets equal to the exercise price of the put are similar to those of writing a covered call.  The premium paid on a put written by a Portfolio represents a profit, as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Portfolio (as writer) realizes a gain in the amount of the premium. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

When writing put options, to secure its obligation to pay for the underlying security, a Portfolio will direct the Custodian to earmark liquid assets with a value equal to at least the exercise price of the option. As a result, the Portfolio forgoes the opportunity of trading the earmarked assets or writing calls against those assets. As long as the Portfolio’s obligation as a put writer continues, the Portfolio may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Portfolio to purchase the underlying security at the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the Portfolio of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is a listed option (or on a certain date if it is an OTC option). Buying a put on securities or futures held by it permits a Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the Portfolio could exercise, or sell the put option at a profit that would offset some or all of its loss on the Portfolio securities. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put is not exercised, the put will become worthless at its expiration date and the purchasing Portfolio will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit). Purchasing a put on futures or securities not held by it permits a Portfolio to protect its Portfolio securities against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of the securities in the Portfolio.

An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a Portfolio may cause the Portfolio to sell from its Portfolio securities to cover the call, thus increasing its turnover rate in a manner beyond the Portfolio’s control. The exercise of puts on securities or futures will increase portfolio turnover. Although such exercise is within the Portfolio’s control, holding a put might cause a Portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission every time it purchases or sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure written dealer options are illiquid securities. A Portfolio may treat the cover used for written OTC options as liquid if the dealer agrees that the Portfolio may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Portfolio will treat dealer options as subject to the Portfolio’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instrument accordingly.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS. Transactions in options by a Portfolio are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or on different exchanges, or are held in one or more accounts, or through one or more different exchanges, or through one or more brokers. Thus, the number of options which a Portfolio may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Portfolio’s Adviser, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Due to requirements under the 1940 Act, when a Portfolio sells a future, it will segregate on its books, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of such future, less the margin deposit applicable to it.

Currently, registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion with the Commodity Futures Trading Commission (“CFTC”) from regulation as a commodity pool operator.  In connection with their management of the Portfolios, the Manager and the Advisers who trade in futures have claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which the Trust and each Portfolio may engage in non-hedging transactions involving futures and options thereon except as set forth herein.  There is no overall limitation on the percentage of a Portfolio’s net assets which may be subject to a hedge position.

POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks with respect to futures and options discussed in the Prospectuses and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Portfolio’s securities. The ordinary spreads between prices in the cash and future markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

When a Portfolio uses appropriate Hedging Instruments to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the Portfolio then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the securities purchased.

Transactions in Hedging Instruments may also result in certain federal income tax consequences described below under the heading “Certain Tax Considerations.”

SWAP AGREEMENTS.*6  Certain Portfolios may enter into swap agreements for purposes of attempting to gain exposure to equity or debt securities, interest rates, currencies, commodities or other investments without actually purchasing those securities or instruments, or to hedge a position.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

6 Principal investment for the James Alpha Real Return Portfolio.

Most swap agreements entered into by a Portfolio calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian.  A Portfolio will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Portfolio’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Portfolio’s illiquid investment limitations.  A Portfolio will not enter into any swap agreement unless the Manager and/or Adviser believes that the other party to the transaction is creditworthy.  The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

A Portfolio may enter into a swap agreement in circumstances where the Manager and/or Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks.  The  Portfolio will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to the Portfolio on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount.

Commonly used swap agreements include:

     Credit Default Swaps (CDS): An agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults, generally a failure to pay or bankruptcy of the issuer on a referenced debt obligation. CDS transactions are typically individually negotiated and structured. A Portfolio may enter into CDS to, for example, create long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities.

A Portfolio may buy a CDS (buy credit protection). In this type of transaction the Portfolio makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a referenced debt obligation (the Reference Obligation). If a credit event occurs for the Reference Obligation, the Portfolio would cease making premium payments and it would deliver defaulted bonds to the seller. In return, the seller would pay the notional value of the Reference Obligation to the Portfolio. Alternatively, the two counterparties may agree to cash settlement in which the seller delivers to the Portfolio (buyer) the difference between the market value and the notional value of the Reference Obligation. If no event of default occurs, the Portfolio pays the fixed premium to the seller for the life of the contract, and no other exchange occurs.

Alternatively, a Portfolio may sell a CDS (sell credit protection). In this type of transaction the Portfolio will receive premium payments from the buyer in exchange for taking the risk of default of the Reference Obligation. If a credit event occurs for the Reference Obligation, the buyer would cease to make premium payments to the Portfolio and deliver the Reference Obligation to the Portfolio. In return, the Portfolio would pay the notional value of the Reference Obligation to the buyer. Alternatively, the two counterparties may agree to cash settlement in which the Portfolio would pay the buyer the difference between the market value and the notional value of the Reference Obligation. If no event of default occurs, the Fund receives the premium payments over the life of the contract, and no other exchange occurs.

     Credit Default Index (CDX). A CDX is an index of CDS. CDX allows an investor to attempt to manage credit risk or to take a position on a basket of credit entities (such as CDS) in a more efficient manner than transacting in single name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for payment of the notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDX are issued on a regular basis.

     Currency Swap: An agreement between two parties pursuant to which the parties exchange a U.S. dollar-denominated payment for a payment denominated in a different currency.

Interest Rate Swap: An agreement between two parties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified principal or notional amount. In other words, Party A agrees to pay Party B a fixed interest rate and in return Party B agrees to pay Party A a variable interest rate.

     Total Return Swap: An agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

EXPOSURE TO FOREIGN MARKETS.* Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. A Portfolio’s interest and dividends from foreign issuers maybe subject to non-U.S. withholding taxes, thereby reducing the Portfolio’s net investment income.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute  “derivatives” transactions.

Certain Portfolios may invest in issuers domiciled in “emerging markets,” those countries determined by the Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction. Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in OTC markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (ADRs), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

TYPES OF SECURITIES IN WHICH THE INTERNATIONAL EQUITY PORTFOLIO, THE JAMES ALPHA REAL RETURN PORTFOLIO AND THE JAMES ALPHA GLOBAL REAL ESTATE PORTFOLIO MAY INVEST.* As discussed in the Prospectuses, the International Equity Portfolio seeks to achieve its investment objective through investment primarily in equity securities.  The International Equity Portfolio may also  invest in ADRs, GDRs, EDRs, foreign securities traded on a national securities market and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts.  The James Alpha Real Return Portfolio and James Alpha Global Real Estate Portfolio may also invest in ADRs, GDRs, EDRs, foreign securities traded on a national securities market and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts.  Generally, ADRs and GDRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. Issuers of the stock of ADRs not sponsored by such underlying issuers are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. To the extent the Portfolios invest in securities in bearer form, such as EDRs it may be more difficult to recover securities in the event such securities are lost or stolen.  The Portfolios also may purchase shares of investment companies or trusts which invest principally in securities in which the Portfolios are authorized to invest. The return on the Portfolios’ investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Portfolios’ investment in an investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company’s assets. The Portfolios will not invest in any investment company of trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Under the 1940 Act, the Portfolios may not invest more than 10% of its assets in investment companies or more than 5% of its total assets in the securities of any one investment company, nor may it own more than 3% of the outstanding voting securities of any such company.  These limitations are relaxed or eliminated by certain SEC rules and exemptions.

Structured Notes. The James Alpha Real Return Portfolio may invest in structured notes and indexed securities.      Structured notes are derivative debt instruments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Indexed securities may include structured notes and other securities wherein the interest rate or principal are determined by a reference instrument.  Most structured notes and indexed securities are fixed income securities that have maturities of three years or less. The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate. The reference instrument need not be related to the terms of the indexed security. Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument.  Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note or indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes or indexed securities in which the interest rate, or exchange rate in the case of currency, is linked to a referenced instrument, the rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to the Portfolio.

Event-linked bonds. The James Alpha Real Return Portfolio may invest in event-linked bonds.  The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the James Alpha Real Return Portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the James Alpha Real Return Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the James Alpha Real Return Portfolio’s investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market for these instruments will develop or that if a liquid market is developed, that it will remain liquid under all circumstances.

FOREIGN CURRENCY TRANSACTIONS.*7 When a Portfolio agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or entitled to receive a specified amount of foreign currency and will then generally convert dollars to that currency in the case of a purchase or that currency to dollars in the case of a sale. The Portfolios will conduct their foreign currency exchange transactions either on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency contracts (“forward contracts”) to purchase or sell foreign currencies. A Portfolio may enter into forward contracts in order to lock in the U.S. dollar amount it must pay or expects to receive for a security it has agreed to buy or sell. A Portfolio may also enter into forward currency contracts with respect to the Portfolio’s positions when it believes that a particular currency may change unfavorably compared to the U.S. dollar. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

7 Principal investment for the James Alpha Real Return Portfolio.

A Portfolio will segregate on its books, U.S. government securities or debt securities in a separate account of the Portfolio in an amount equal to the value of the Portfolio’s total assets committed to the consummation of any such contract in such account. If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same settlement date, the same amount of foreign currency.

The Portfolios may effect currency hedging transactions in foreign currency futures contacts, exchange-listed and OTC call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange for a future point in time. Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

Although each Portfolio values its assets in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

The transactions described in this section may also give risk to certain federal income tax consequences described below under the heading “Certain Tax Considerations.”

ADDITIONAL RISKS. Securities in which the Portfolios may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and shareholders, such as the federal bankruptcy laws and federal, state and local laws which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both or imposing other constraints upon enforcement of such obligations.

RATINGS OF CORPORATE AND MUNICIPAL DEBT OBLIGATIONS. Moody’s, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations, including issues of corporate and municipal securities. A description of the range of ratings assigned to corporate and municipal securities by Moody’s, S&P and Fitch is included in Appendix A to this SAI. The Investment Quality Bond Portfolio and the Municipal Bond Portfolio may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent Moody’s, S&P’s and Fitch’s opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and ratings may have different market prices. Subsequent to its purchase by the Investment Quality Bond Portfolio or the Municipal Bond Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Advisers to each of the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will consider such an event in determining whether the Portfolio should continue to hold the obligation but will dispose of such securities in order to limit the holdings of debt securities rated below investment grade to less than 5% of the assets of the Portfolio.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax (and also, when available, from the federal alternative minimum tax) are rendered by bond counsel to the issuing authorities at the time of issuance. Neither the Municipal Bond Portfolio nor its Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors such as the federal bankruptcy laws and federal, state and local laws which may be enacted to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal and interest on their municipal securities may be materially adversely affected.

MORTGAGE PASS-THROUGH SECURITIES.*8 Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Government National Mortgage Association (“Ginnie Mae”) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

8 Principal investment for the Investment Quality Bond Portfolio.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and is backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the United States) include Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Association (“Freddie Mac”). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States.  Fannie Mae and Freddie Mac each may borrow from the Treasury to meet its obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.  In September 2008, the Treasury announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Portfolios do not purchase interests in pools created by such non-governmental issuers.

RESETS. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which a Portfolio may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

CAPS AND FLOORS. The underlying mortgages, which collateralize the ARMs in which a Portfolio invests, will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:

      (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Portfolio invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Portfolio invests to be shorter than the maturities stated in the underlying mortgages.

MUNICIPAL NOTES.* 9 For liquidity purposes, pending investment in municipal bonds, or on a temporary or defensive basis due to market conditions, the Municipal Bond Portfolio may invest in tax-exempt short-term debt obligations (maturing in one year or less). These obligations, known as “municipal notes,”“ include tax, revenue and bond anticipation notes, construction loan notes and tax-exempt commercial paper, which are issued to obtain funds for various public purposes; the interest from these Notes is also exempt from federal income taxes. The Municipal Bond Portfolio will limit its investments in municipal notes to those which are rated, at the time of purchase, within the two highest grades assigned by Moody’s or the two highest grades assigned by S&P or Fitch, or if unrated, which are of comparable quality in the opinion of the Adviser.

MUNICIPAL BONDS.* 10 Municipal bonds include debt obligations of a state, a territory, or a possession of the United States, or any political subdivision thereof (e.g., countries, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities. In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer’s bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state.

9 Principal investment for Municipal Bond Portfolio.

10 Principal investment for Municipal Bond Portfolio.

The two principal classifications of municipal bonds are “general obligation” and limited obligation or “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the collateral security of municipal bonds, both within and between the two principal classifications described above.

REPURCHASE AGREEMENTS.* 11 Each Portfolio may invest without limit in repurchase agreements.  A repurchase agreement is effectively a loan whereby an instrument under which the investor (such as a Portfolio) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement.  This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Portfolio will enter into repurchase agreements only where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio’s investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Portfolio’s custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Portfolio for a duration of more than seven days if, as a result, more than 15% (5% with respect to the U.S. Government Money Market Portfolio) of the net asset value of the Portfolio would be invested in such agreements or other securities, which are illiquid.

11 Principal investment for U.S. Government Money Market Portfolio.

The Portfolio will assure that the amount of collateral with respect to any repurchase agreement is adequate.  As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially.  In addition, a Portfolio could incur costs in connection with the disposition of the collateral if the seller were to default.  A Portfolio will enter into repurchase agreements only with sellers deemed to be creditworthy by the Portfolio’s Adviser or the Board of Trustees, or pursuant to guidelines established by the Board of Trustees of the Trust and only when the economic benefit to the Portfolio is believed to justify the attendant risks. The Portfolios have adopted standards for the sellers with whom they will enter into repurchase agreements.  The Board of Trustees of the Trust believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Portfolios may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

REVERSE REPURCHASE AGREEMENTS.  Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that an investor (such as a Portfolio) will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Portfolio with proceeds of the transaction may decline below the repurchase price of the securities sold by the Portfolio that it is obligated to repurchase. The Portfolio will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing.  The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The Portfolios will segregate assets in an amount at least equal to the repurchase price of the securities when engaging in these transactions.

SHORT SALES. Certain Portfolios may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).  Each Portfolio, except the James Alpha Real Return Portfolio, does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio’s net assets.  This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

LARGE SHAREHOLDER REDEMPTIONS.  Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s shares.  This is particularly true for new Portfolios, such as the James Alpha Real Return Portfolio and James Alpha Global Real Estate Portfolio, which each recently commenced operations and may yet not have a broad shareholder base.  Redemptions by large account holders of their shares in a Portfolio may impact the Portfolio’s liquidity and net asset value. These redemptions may also force the Portfolio to sell securities at a time when the Adviser or Manager would otherwise not choose to sell, which may negatively impact the Portfolio’s performance, as well as increase the Portfolio’s trading costs and its taxable distributions to shareholders.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectuses. For purposes of the following restrictions and those contained in the prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio’s investment policies and limitations.

A Portfolio’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Portfolio. As used in this SAI, the term “majority of the outstanding voting securities” means the lesser of (1) 67% of the shares of a Portfolio present at a meeting where the holders of more than 50% of the outstanding shares of a Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Portfolio. Shares of each Portfolio will be voted separately on matters affecting only that Portfolio, including approval of changes in the fundamental investment policies of that Portfolio.

The investment objective of each Portfolio, in addition to the investment restrictions listed below, is fundamental and may not be changed without shareholder approval. All other investment policies and restrictions that are not identified as fundamental may be changed with Board approval and do not require a shareholder vote.

FUNDAMENTAL INVESTMENT RESTRICTIONS

A Portfolio may not:

     1. With respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer, except obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities, if, as a result, more than 5% of the value of the Portfolio’s total assets would be invested in the securities of any one issuer. This restriction does NOT apply to the non-diversified Portfolios, which include the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, and the Energy & Basic Materials Portfolio;

     2. With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer. This restriction does NOT apply to the non-diversified Portfolios, which include the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, and the Energy & Basic Materials Portfolio;

     3. With respect to the Initial Portfolios and the James Alpha Global Real Estate Portfolio only, invest 25% or more of its total assets in securities of issuers in any one industry except that:

      (i) the Health & Biotechnology Portfolio will invest at least 25% of its total assets in securities of healthcare and biotechnology companies;

      (ii) the Technology & Communications Portfolio will invest at least 25% of its total assets in securities of technology and communications companies;

      (iii) the Financial Services Portfolio will invest at least 25% of its assets in securities of financial services companies, as well as related services and technology companies;

      (iv) the Energy & Basic Materials Portfolio will invest at least 25% of its total assets in securities of companies involved in the exploration, development, production or distribution of oil, natural gas, coal and uranium, basic materials such as metals, minerals, chemicals, water, forest products, precious metals, and other related industries; and

      (v) the James Alpha Global Real Estate Portfolio will invest at least 25% of its assets in publicly-traded real estate investment trusts (collectively with their foreign equivalents, “REITs”) and other real estate securities included in the FTSE EPRA/NAREIT Developed Real Estate Index (the “Index”);

4.

With respect to the James Alpha Real Return Portfolio only, invest 25% or more of its net assets in securities of issuers in any one industry;

5.

Borrow money, except from a bank in an aggregate amount not exceeding one third of the Portfolio’s total assets to meet redemptions and for other temporary or emergency purposes not involving leveraging. A Portfolio may not purchase securities while borrowings exceed 5% of the value of its total assets, except that this restriction is non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio;

6.

With respect to the Initial Portfolios and the James Alpha Global Real Estate Portfolio only, invest in physical commodities or physical commodity contracts or speculate in financial commodity contracts, but all Portfolios are authorized to purchase and sell financial futures contracts and options on such futures contracts exclusively for hedging and other non-speculative purposes to the extent specified in the Prospectuses;

7.

With respect to the James Alpha Real Return Portfolio only, purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

     8. With respect to the Initial Portfolios only, invest in real estate or real estate limited partnerships (direct participation programs), except that each Portfolio may (as appropriate and consistent with its investment objectives and policies) purchase securities of issuers which engage in real estate operations and securities, which are secured by real estate or interests therein;

9.

With respect to the James Alpha Real Return Portfolio only, purchase or sell real estate unless acquired as a result of ownership of securities (although the Portfolio may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

10.

 With respect to the James Alpha Global Real Estate Portfolio, purchase or sell real estate or real estate mortgage loans, except that the Portfolio will invest in REITs and the securities of real estate industry companies and other companies that deal in real estate, and in securities secured by real estate or interests therein.  In addition, the Portfolio may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Portfolio’s ownership of such securities.

     11. Underwrite securities of other companies, except to the extent that the Portfolio may be deemed to be an underwriter under the 1933 Act in disposing of a security;

     12. With respect to the Initial Portfolios only, purchase warrants if as a result the Portfolio would then have either more than 5% of its total assets (determined at the time of investment) invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or NYSE Amex Stock Exchanges, except that this limitation is non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio;

     16. With respect to the Initial Portfolios and the James Alpha Global Real Estate Portfolio only, pledge its assets or assign or otherwise encumber its assets in excess of 33 1/3% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in its Prospectus, except that this limitation is considered non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio;

     13. With respect to the Initial Portfolios only, issue senior securities, except to the extent permitted by the 1940 Act, which may include, but is not limited to: (i) entering into repurchase agreements; (ii) borrowing money in accordance with restrictions described above; or (iii) lending Portfolio securities;

14.

With respect to the James Alpha Real Return Portfolio only, issue senior securities, borrow money or pledge its assets, except that: (i) the Portfolio may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Portfolio from engaging in options transactions or short sales in accordance with its objective and strategies or as otherwise permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Portfolio;

     15. With respect to the Initial Portfolios only, make loans to any person or individual, except that Portfolio securities may be loaned by all Portfolios within the limitations set forth herein; or

16.

With respect to the James Alpha Real Return Portfolio only, make loans of money, except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Portfolio, and entering into repurchase agreements, and except as otherwise permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Portfolio.

The following are also fundamental investment restrictions:

Each Portfolio may purchase securities, which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Portfolio’s Adviser (or Manager with respect to the James Alpha Real Return Portfolio), acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity and that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in each of the Portfolios during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and it is not possible to predict how this market will develop. The Board will carefully monitor any investments by each of the Portfolios in these securities.

Investment limitations and restrictions described above apply at the time of investment, except for the limitations and restrictions applicable to borrowings and illiquid securities, which are ongoing.

NON-FUNDAMENTAL POLICIES

The following policies may be changed by the Board of Trustees without shareholder approval. A Portfolio will not invest more than 15% (5% with respect to the U.S. Government Money Market Portfolio) of the value of its net assets in securities that are illiquid, including certain government stripped mortgage related securities, repurchase agreements maturing in more than seven days and that cannot be liquidated prior to maturity and securities that are illiquid by virtue of the absence of a readily available market. Securities that have legal or contractual restrictions on resale but have a readily available market are deemed not illiquid for this purpose. In addition, each Portfolio cannot: (a) purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of Portfolio securities), collateral arrangements in connection with transactions in futures and options and, with respect to the James Alpha Real Return Portfolio, forwards, swaps and other derivative instruments, are not deemed to be margin transactions; and (b) invest for the purpose of exercising control or management of another company.

The 80% investment restriction noted in the Prospectuses of certain Portfolios is also non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed. However, the 80% investment policy of the Municipal Bond Portfolio is fundamental and may not be changed without shareholder approval.

The Subsidiary is subject to the fundamental and non-fundamental investment restrictions of the James Alpha Real Return Portfolio described above with respect to its investments. The James Alpha Real Return Portfolio and the Subsidiary will comply with the fundamental and non-fundamental policies applicable to them on a consolidated basis.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”).  Pursuant to the Policy, Saratoga may disclose information concerning Trust portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Trust’s and Saratoga’s fiduciary duties to Trust shareholders.  Saratoga may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Trust.  Consideration includes any agreement to maintain assets in the Trust or in other investment companies or accounts managed by Saratoga and Armored Wolf or by any of their affiliates,  Material non-public information concerning portfolio holdings may be divulged to third parties only when the Trust has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality, which has been memorialized in an approved non-disclosure agreement.  Such non-disclosure agreement shall also prohibit the recipient from trading on the basis of non-public portfolio holdings information.  Persons who owe a duty of trust or confidence to the Trust, Saratoga or Armored Wolf (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.  Under no circumstances shall current or prospective Trust shareholders receive non-public portfolio holdings information, except as described below.

Statutory Portfolio Holdings Disclosure.  As required by Section 30 of the 1940 Act, the Trust discloses each Portfolio’s portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the Trust’s fiscal year and semi-annual period.

Shareholders may call 1-800-807-FUND to obtain each Portfolio’s portfolio holdings within two months of the Trust’s first and third fiscal quarter endings, as filed with the SEC on Form N-Q.

Selective Portfolio Holdings Disclosure.  Each Portfolio does not selectively disclose its portfolio holdings to any person, other than to newly hired or prospective investment advisers or sub-advisers. Selective disclosures to newly hired or prospective investment advisers or sub-advisers are made only pursuant to written agreements which require that the information be kept confidential and prohibit the recipient from trading on the basis of the information. Each Portfolio may disclose its month-end portfolio holdings to rating agencies no sooner than thirty days after the month-end, with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

Voluntary Portfolio Holdings Disclosure.  Approximately one to three weeks after the end of each calendar quarter, Saratoga posts on the Trust’s website a profile of each Portfolio, which typically includes the respective Portfolio’s top holdings.

Each Portfolio will make available by telephone (1-800-807-FUND), no sooner than thirty days after the end of each month, a complete schedule of its month-end portfolio holdings.

In order to comply with amendments to Rule 2a-7, information concerning the U.S. Government Money Market Portfolio’s portfolio holdings, as well as its daily weighted average portfolio maturity and weighted average life, is posted on its website, www.saratogacap.com, within five business days after the end of each month.  The Portfolio also files more detailed portfolio holdings information with the SEC on Form N-MFP within five business days after the end of each month.  The SEC will make Form N-MFP filings publicly available on its website two months after the filings and a link to the SEC filing will be posted on the U.S. Government Money Market Portfolio’s website referenced above.

The Trust’s Administrator shall monitor the use of portfolio holdings disclosure and shall review initial registration statements, post-effective amendments and the Trust’s website to ensure that the disclosure referenced above is included and continues to be accurate.

PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE PORTFOLIOS

To the knowledge of the Trust, the following were beneficial owners of more than 5% of the outstanding shares of any class of each Portfolio of the Trust as of ___________, 2011.  Those persons who own beneficially, either directly or through one or more controlled companies, 25% or more of the voting securities of the Portfolios are deemed to be control persons (“Control Persons”).

Title of Portfolio/Class	Name and Address	Number of Shares owned of Record	Number of Shares owned Beneficially	Percentage Held of Record

TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are set forth in the table below. Bruce E. Ventimiglia, Stephen Ventimiglia and Jonathan W. Ventimiglia are “interested persons” of the Trust (as that term is defined in the 1940 Act) by virtue of their positions as officers and/or directors of the Manager.  Bruce E. Ventimiglia is also the sole director of the Subsidiary.

Name, Age and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES:
Bruce E. Ventimiglia, 55 1101 Stewart Avenue Suite 207 Garden City, NY 11530	President, CEO, and Chairman of the Board of Trustees **	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	13	Co-Chair, Business and Labor Coalition of New York
INDEPENDENT TRUSTEES:
Patrick H. McCollough, 68 208 North Capital, 3rd Floor Lansing, MI 48933	Trustee	Since September 1994	Consultant to the law and government relations firm of Kelly Cawthorne, PLLC	13	None
Udo Koopmann, 69 11500 Governor’s Drive Chapel Hill, NC 27517	Trustee	Since April 1997	Retired.	13	None
Floyd E. Seal, 61 122 Ethan Allen Drive Dahlonega, GA 30533	Trustee	Since April 1997	Chief Executive Officer and 100% owner of Tarahill, Inc., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA	13	None
Name, Age and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
William B. Blundin, 71 138 East 65th Street New York, NY 10065	Trustee	Since January 2003	Since 1997, Founder and Principal, Bransford Investment Partners (private asset management company).	13	Trustee of the Conestoga Funds; Director of the Higgins Company (privately owned mineral company); and Director of the DuNord Land Company (privately owned mineral company).
Stephen H. Hamrick, 58 139 Van Bolen Way Mahwah, NJ 07430	Trustee	Since January 2003	President, Lightstone Value Plus REIT (September 2007-July 2010) (real estate investment trust); President, Lightstone Securities LLC (July 2006- July 2010) (broker-dealer); Vice President, Lightstone Group (July 2006- July 2010) (real estate investments & management); Chairman & President, Carey Financial Corp. (1994-2006) (broker-dealer); Managing Director, W.P. Carey & Co. (2001- 2006) (real estate investment banking).	13	None

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Directorships Held by Officer
OFFICERS:
Stephen Ventimiglia, 54 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Vice President and Secretary **	Since September 1994	Vice Chairman and Chief Investment Officer of Saratoga Capital Management, LLC	13	None
Jonathan W. Ventimiglia, 28 1101 Stewart Avenue Suite 207 Garden City, NY 11530	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary ***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer, Chief Compliance Officer (July 2009 - Present), Marketing Associate (August 2005- Present) of Saratoga Capital Management, LLC	13	None
James S. Vitalie, 51 1101 Stewart Avenue Suite 207 Garden City, NY 11530	Vice President	Since January 2011	President and Chief Operating Officer of James Alpha Management (March 2008 – Present); Institutional Group Head of Old Mutual Capital (September 2005 – March 2008)	13	Trustee of the Global Real Estate Investments Fund
Michael J. Wagner, 60 c/o Northern Lights Compliance Services, LLC 450 Wireless Blvd. Hauppauge, NY 11757	Chief Compliance Officer	Since July 2006	President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present); Senior Vice President of Northern Lights Compliance Services, LLC (2004-2006); Vice President of GemCom, LLC (2004-present); President (2004-2006) and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC.	13	None

 * Each Trustee will serve an indefinite term until his or her successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

  **  Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

***  Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Trust (As of December 31, 2010)
Bruce E. Ventimiglia	over $100,000
Patrick H. McCollough	over $100,000
Udo W. Koopmann	$50,001 - $100,000
Floyd E. Seal	$1 - $10,000
Stephen H. Hamrick	$10,001-$50,000
William B. Blundin	$10,001-$50,000

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Trust.

Board Leadership Structure, Risk Oversight and Trustee Qualifications

The Board of the Trust consists of six Trustees, five of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”).  The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Manager and other service providers to the Trust.  The Manager is responsible for overseeing the day-to-day business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust.  The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Manager, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a Board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. Ventimiglia, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

Bruce Ventimiglia

Mr. Ventimiglia has business and financial experience through his service as the Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, as a Co-Chair of the Business and Labor Coalition of New York and as a Trustee of the Trust since September 1994.  Mr. Ventimiglia was previously a Senior Vice President and the National Director of Financial Services for Prudential Securities Incorporated and was a member of that firm’s Operating Council.

Patrick McCollough

Mr. McCollough has business and financial experience through his service as a partner in a law firm and as a Trustee of the Trust since September 1994.  Mr. McCollough also served as a Michigan State Senator, where he was Chairman of the Finance Committee.

Floyd Seal

Mr. Seal has business, financial and accounting experience through his service as the Chief Executive Officer and owner of Tarahill Inc., d.b.a. Pet Goods Manufacturing & Imports, as a Certified Public Accountant and as a Trustee of the Trust since April 1997.

Udo Koopmann

Mr. Koopmann has business and financial experience through his service as Chief Financial and Administrative Executive of the North American subsidiary of Klockner & Company AG, a multinational German company and as a Trustee of the Trust since April 1997.

William Blundin

Mr. Blundin has business and financial experience through service as a founder and principal of Bransford Investment Partners, a private asset management company, as an executive officer and/or board member of various businesses, and formerly as the Co-Founder of Concord Holding Corporation and Senior Vice President of Shearson Lehman Hutton and as a Trustee of the Trust since January 2003.

Stephen Hamrick

Mr. Hamrick has business and financial experience through his former service as President of Lightstone Value REIT (a real estate investment trust) and Lightstone Securities LLC (a broker-dealer), and his former service as a Managing Director of W.P. Carey & Co., a real estate investment banking firm, Chairman and President of Carey Financial Corp., a broker-dealer, and as a Trustee of the Trust since January, 2003.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Trust overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth above.

The Board of the Trust met four times during the fiscal year ended August 31, 2010.

The Board has an Audit Committee consisting of three Trustees who are Independent Trustees.  Messrs. Seal, Koopmann and McCollough are members of the Audit Committee.  The Audit Committee has the responsibility, among other things, to:  (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.  The Audit Committee met four times during the fiscal year ended August 31, 2010.

Mr. Ventimiglia serves as Chairman of the Board and in this capacity presides at all Board meetings of the Trustees and oversees the functioning of the Board activities.  In selecting Mr. Ventimiglia to serve as Chairman of the Board of the Trust, the Board of Trustees has determined that the use of an interested person as Chairman is appropriate and benefits shareholders.  The Board believes that an interested Chairman has a personal as well as a professional stake in the management of the Trust and that the Board’s leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust.

The Independent Trustees also believe that because a majority of the Trustees are independent trustees, the Board is able to operate in a manner that provides for an appropriate level of independent action and oversight.  The Independent Trustees regularly meet outside the presence of management during which time they review matters relating to the independent oversight of the Trust and are advised by independent legal counsel.  As a result, the Independent Trustees believe that they can act independently and effectively without having an Independent Trustee serving as Chairman of the Board or as a lead independent trustee.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs.  The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust.  The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself.  The Trust faces a number of risks, such as investment-related and compliance risks.  Personnel of the Manager seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust.  Under the overall supervision of the Board, the Manager employ a variety of processes, procedures and controls in seeking to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.  Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Manager and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that may arise and responses thereto.

Compensation

As of January 1, 2008,  the Independent Trustees receive $4,000 each per day for attendance, in-person or by telephone, at regular or special Board meetings; $1,000 each per day for attendance, in-person or by telephone, at audit and other committee meetings; and $500 each for attendance at non-regular limited  purpose Board meetings held in-person or by telephone. Such compensation is paid by each Portfolio in proportion to each Portfolio’s assets relative to the aggregate of all of the Portfolios’ assets on the last business day of the quarter prior to the meeting.

At a Board of Trustees’ Meeting held on February 2, 2009, the Independent Trustees unanimously voted that, due to current difficult market conditions, they would temporarily reduce their compensation as follows:  starting on February 3, 2009, the Independent Trustees will receive $2,000 each per day for attendance, in-person or by telephone, at regular or special Board meetings:  $500 each per day for attendance, in-person or by telephone, at audit and other committee meetings; and $250 each for attendance at non-regular limited purpose Board meetings held in-person or by telephone.  The foregoing represents a 50% reduction in the Independent Trustees’ compensation.  The Independent Trustees will reevaluate restoring compensation to the levels set forth above as market conditions improve.

The following table sets forth the aggregate compensation paid by the Trust to each of the Trustees for the fiscal year ended August 31, 2010.

Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustee
Bruce E. Ventimiglia	None	N/A	N/A	None
Patrick H. McCollough	$12,000	N/A	N/A	$12,000
Udo W. Koopmann	$12,000	N/A	N/A	$12,000
Floyd E. Seal	$12,000	N/A	N/A	$12,000

Stephen H. Hamrick	$10,000	N/A	N/A	$10,000

William B. Blundin	$10,000	N/A	N/A	$10,000

General Information about the Board. The Board is responsible for protecting the interests of the Trust’s shareholders. The Trustees meet periodically throughout the year to oversee the Trust’s activities, review its performance and review the actions of the Manager, which is responsible for the Trust’s day-to-day operations. Three regular meetings and one special meeting of the Trustees were held during the fiscal year ended August 31, 2010.

Committees. The Board of Trustees has appointed a standing Audit Committee comprised solely of Independent Trustees. Currently, the Audit Committee is composed of Messrs. McCollough, Koopmann, and Seal. The Audit Committee, among other matters, approves professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services, makes recommendations to the Board with respect to the engagement of the independent registered public accounting firm and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Portfolios’ financial operations. During the fiscal year ended August 31, 2010, there were four Audit Committee meetings.

As of January 4, 2011, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of each of the Portfolios.

MANAGEMENT AND OTHER SERVICES

The Initial Portfolios

Saratoga Capital Management, LLC serves as Manager to the Initial Portfolios.  Saratoga is located at  1101 Stewart Avenue, Suite 207, Garden City, New York 11530.

Pursuant to a Management Agreement with the Trust (the “Management Agreement”), Saratoga, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages the operations of the Initial Portfolios,  reviews the performance of the Advisers to these Portfolios, and makes recommendations to the Trustees with respect to their retention and renewal of contracts. The Management Agreement with Saratoga was most recently approved by the Board of Trustees of the Trust, including by a majority of the non-interested Trustees at a meeting held on April 14, 2010.

Saratoga and the Trust have obtained an exemptive order (the “Order”) from the SEC that permits Saratoga to enter into investment advisory agreements with Advisers without obtaining shareholder approval. Saratoga, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Order also permits Saratoga, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. Saratoga compensates each Adviser out of its management fee.  The following table sets forth the annual management fee rates payable by each Initial  Portfolio to Saratoga pursuant to the Management Agreement, expressed as a percentage of the Portfolio’s average daily net assets:

Initial Portfolio	Total Management Fee
Large Capitalization Growth Portfolio	0.65%
Large Capitalization Value Portfolio	0.65%
Mid Capitalization Portfolio	0.75%
Small Capitalization Portfolio	0.65%
International Equity Portfolio	0.75%
Investment Quality Bond Portfolio	0.55%
Municipal Bond Portfolio	0.55%
U.S. Government Money Market Portfolio	0.475%
Health & Biotechnology Portfolio	1.25%
Technology & Communications Portfolio	1.25%
Financial Services Portfolio	1.25%
Energy & Basic Materials Portfolio	1.25%

     The fee is computed daily and payable monthly. Currently, Saratoga is voluntarily limiting total annual operating expenses of the Initial Portfolios as follows:

Name of Portfolio	Class I Shares	Class A Shares	Class B Shares	Class C Shares
Large Capitalization Growth Portfolio	2.60%	3.00%	3.60%	3.60%
Large Capitalization Value Portfolio	2.60	3.00	3.60	3.60
Mid Capitalization Portfolio	2.60	3.00	3.60	3.60
Small Capitalization Portfolio	2.60	3.00	3.60	3.60
International Equity Portfolio	2.90	3.30	3.90	3.90
Investment Quality Bond Portfolio	1.90	2.30	2.90	2.90
Municipal Bond Portfolio	1.90	2.30	2.90	2.90
U.S. Government Money Market Portfolio	1.75	2.15	2.75	2.75
Health & Biotechnology Portfolio	3.00	3.40	4.00	4.00
Technology & Communications Portfolio	3.00	3.40	4.00	4.00
Financial Services Portfolio	3.00	3.40	4.00	4.00
Energy & Basic Materials Portfolio	3.00	3.40	4.00	4.00

Subject to the supervision and direction of Saratoga with respect to the Initial Portfolios and, ultimately, the Trustees, each Adviser manages the securities held by the Initial Portfolio it serves in accordance with the Initial Portfolio’s stated investment objective and policies, makes investment decisions for the Initial Portfolio and places orders to purchase and sell securities on behalf of the Initial Portfolio.

The following table shows for the past three fiscal years:  (i) the amount of management fees paid by each Initial Portfolio to Saratoga and (ii) the amount of the management fees waived by Saratoga and other expenses reimbursed by Saratoga.

	MANAGEMENT FEES PAID BY INITIAL PORTFOLIOS TO SARATOGA	MANAGEMENT FEES WAIVED BY SARATOGA AND OTHER EXPENSES REIMBURSED BY SARATOGA

U.S. Government Money Market Portfolio

August 31, 2008	$96,273	$11,428
August 31, 2009	$133,588	$208,456
August 31, 2010	$110,469	$313,489

Investment Quality Bond Portfolio

August 31, 2008	$81,386	N/A (Saratoga recaptured $5,600)
August 31, 2009	$81,511	-
August 31, 2010	$77,025	-

Municipal Bond Portfolio

August 31, 2008	$22,842	$12,814
August 31, 2009	$17,737	$3,536
August 31, 2010	$16,809	$11,041

Large Capitalization Value Portfolio

August 31, 2008	$200,050	-
August 31, 2009	$101,366	-
August 31, 2010	$114,992	-

Large Capitalization Growth Portfolio

August 31, 2008	$271,597	-
August 31, 2009	$141,766	-
August 31, 2010	$161,561	-

	MANAGEMENT FEES PAID BY INITIAL PORTFOLIOS TO SARATOGA	MANAGEMENT FEES WAIVED BY SARATOGA AND OTHER EXPENSES REIMBURSED BY SARATOGA
Small Capitalization Portfolio

August 31, 2008	$84,110	-
August 31, 2009	$50,221	-
August 31, 2010	$52,949	-

International Equity Portfolio

August 31, 2008	$97,250	-
August 31, 2009	$44,650	-
August 31, 2010	$52,208	-

Health & Biotechnology Portfolio

August 31, 2008	$266,435	N/A (Saratoga recaptured $67,406)
August 31, 2009	$190,327	N/A (Saratoga recaptured $1,244)
August 31, 2010	$206,791	-

Technology & Communications Portfolio

August 31, 2008	$243,064	$5,822 (Saratoga recaptured $19,092))
August 31, 2009	$139,943	$57,792
August 31, 2010	$194,670	-

Energy & Basic Materials Portfolio

August 31, 2008	$165,029	N/A (Saratoga recaptured $9,428)
August 31, 2009	$65,910	$9,967
August 31, 2010	$74,323	-

	MANAGEMENT FEES PAID BY INITIAL PORTFOLIOS TO SARATOGA	MANAGEMENT FEES WAIVED BY SARATOGA AND OTHER EXPENSES REIMBURSED BY SARATOGA
Financial Services Portfolio

August 31, 2008	$33,869	$26,777
August 31, 2009	$17,809	$19,533
August 31, 2010	$19,242	$12,580

Mid Capitalization Portfolio

August 31, 2008	$124,972	N/A (Saratoga recaptured $6,423)
August 31, 2009	$83,150	-
August 31, 2010	$97,127	-

Expenses not expressly assumed by Saratoga under the Management Agreement are paid by the Trust. Expenses incurred by a Portfolio are allocated among the various Classes of shares pro rata based on the net assets of the Portfolio attributable to each Class, except that 12b-1 fees relating to a particular Class are allocated directly to that Class. In addition, other expenses associated with a particular Class, except advisory or custodial fees, may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class, and the direct allocation to that Class is approved by the Trust’s Board of Trustees. The fees payable to each Adviser pursuant to the Investment Advisory Agreements between each Adviser and Saratoga with respect to the Portfolios are paid by Saratoga. Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust’s Advisers, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Trust and of pricing the Trust’s shares, (d) the charges and expenses of legal counsel and the independent registered public accounting firm for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Manager or Advisers) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

The Management Agreement provides that Saratoga will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than one year from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.

The James Alpha Real Return Portfolio

The Trust, on behalf of the James Alpha Real Return Portfolio, has entered into an investment advisory agreement with Armored Wolf (the “Armored Wolf Advisory Agreement”).  Under the Armored Wolf Advisory Agreement, subject to the general supervision of the Board of Trustees, Armored Wolf is responsible for managing the Portfolio in accordance with its investment objective and polices.  Armored Wolf has discretion to invest and reinvest the Portfolio’s assets in securities and other instruments.  The Armored Wolf Advisory Agreement was approved by the Board of Trustees on October 28, 2010 and, after an initial period of two years, will continue in effect from year-to-year if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of the James Alpha Real Return Portfolio’s outstanding voting securities and by a majority of the trustees who are not parties to the Armored Wolf Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Armored Wolf Advisory Agreement.  The Armored Wolf Advisory Agreement is terminable without penalty by the Trust on behalf of the James Alpha Real Return Portfolio immediately upon written notice when authorized either by a majority vote of the James Alpha Real Return Portfolio’s shareholders or by a vote of a majority of the Board of Trustees, or by Armored Wolf upon   six months’  written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Armored Wolf Advisory Agreement provides that Armored Wolf, under such Agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Armored Wolf Portfolio, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

In consideration of the services provided by Armored Wolf pursuant to the Armored Wolf Advisory Agreement, Armored Wolf is entitled to receive from the James Alpha Real Return Portfolio an investment advisory fee of 1.10% per annum of the James Alpha Real Return Portfolio’s average net assets computed daily and paid monthly.  However, Armored Wolf may voluntarily agree to waive a portion of the fees payable to it on a month to month basis, including additional fees above and beyond any written agreement Armored Wolf may have to waive fees and/or reimburse the James Alpha Real Return Portfolio’s expenses.

Pursuant to an operating expense limitation agreement (the “Expense Limitation Agreement”) between Armored Wolf and the James Alpha Real Return Portfolio, Armored Wolf has agreed to waive its fees and/or absorb expenses of the James Alpha Real Return Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, liquidation or reorganization, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the James Alpha Real Return Portfolio do not exceed 1.50% and 1.25% of the James Alpha Real Return Portfolio’s average net assets, for Class A and Class I shares, respectively, through  December 31, 2012.  The Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees.  Armored Wolf is permitted to seek reimbursement from the James Alpha Real Return Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid during the three (3) years from the date that such fees were waived or expenses paid, as long as the reimbursement does not cause the James Alpha Real Return Portfolio’s operating expenses to exceed the expense cap.

The Subsidiary has entered into an investment advisory agreement with Armored Wolf (the “Subsidiary Advisory Agreement”).  Under the Subsidiary Advisory Agreement, subject to the general supervision of the sole director of the Subsidiary, Armored Wolf is responsible for managing the Subsidiary in accordance with its investment objective and polices.  Armored Wolf has discretion to invest and reinvest the Subsidiary’s assets in securities and other instruments.  The Subsidiary Advisory Agreement was approved by the Board of Trustees on October 28, 2010 and, after an initial period of two years, will continue in effect  from year-to-year if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees  or by vote of a majority of the Subsidiary’s outstanding voting securities and by a majority of the trustees who are not parties to the Subsidiary Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Subsidiary Advisory Agreement.  The Subsidiary Advisory Agreement is terminable without penalty by the Subsidiary immediately upon written notice when authorized either by a majority vote of the Subsidiary’s shareholders or by the sole director of the Subsidiary, or by Armored Wolf upon six months’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Subsidiary Advisory Agreement provides that Armored Wolf, under such Agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Armored Wolf Portfolio, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

In consideration of the services provided by Armored Wolf pursuant to the Subsidiary Advisory Agreement, Armored Wolf is entitled to receive from the Subsidiary an investment advisory fee of 1.10% per annum of the Subsidiary’s average net assets computed daily and paid monthly.  Although the James Alpha Real Return Portfolio indirectly bears this expense as a result of the Portfolio’s ownership of the Subsidiary, the Manager has agreed to waive the management fee it receives from the Portfolio in an amount equal to the management fee it receives from the Subsidiary.

The James Alpha Global Real Estate Portfolio

The Trust, on behalf of the James Alpha Global Real Estate Portfolio, has entered into an investment advisory agreement with Ascent (the “Ascent Advisory Agreement”).  Under the Ascent Advisory Agreement, subject to the general supervision of the Board of Trustees, Ascent is responsible for managing the Portfolio in accordance with its investment objective and polices.  Ascent has discretion to invest and reinvest the Portfolio’s assets in securities and other instruments.  The Ascent Advisory Agreement was approved by the Board of Trustees on April 13, 2011 and, after an initial period of two years, will continue in effect from year-to-year if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of the James Alpha Global Real Estate Portfolio’s outstanding voting securities and by a majority of the trustees who are not parties to the Ascent Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Ascent Advisory Agreement.  The Ascent Advisory Agreement is terminable without penalty by the Trust on behalf of the James Alpha Global Real Estate Portfolio immediately upon written notice when authorized either by a majority vote of the James Alpha Global Real Estate Portfolio’s shareholders or by a vote of a majority of the Board of Trustees, or by Ascent upon   six months’  written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Ascent Advisory Agreement provides that Ascent, under such Agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Ascent Portfolio, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

In consideration of the services provided by Ascent pursuant to the Ascent Advisory Agreement, Ascent is entitled to receive from the James Alpha Global Real Estate Portfolio an investment advisory fee of 1.20% per annum of the James Alpha Global Real Estate Portfolio’s average net assets on the first $500 million in net assets, computed daily and paid monthly. The management fee will decrease as the net assets of the Fund increase over $500,000,000. The applicable annual rate of the management fee according to the Fund’s net assets is set forth in the table below.

Average Daily Net Assets of the Fund	Annual Management Fee Rate (as a Percentage of Average Daily Net Assets)
Up to and including $500,000,000	1.20%
Next $499,999,999 (Assets from $500,000,001-$1,000,000,000)	1.10%
Next $999,999,999 (Assets from $1,000,000,001- $2,000,000,000)	1.00%
Next $999,999,999 (Assets from $2,000,000,001-$3,000,000,000)	0.90%
Assets over $3,000,000,000	0.80%

Ascent may voluntarily agree to waive a portion of the fees payable to it on a month to month basis, including additional fees above and beyond any written agreement Ascent may have to waive fees and/or reimburse the James Alpha Global Real Estate Portfolio’s expenses.

Pursuant to an operating expense limitation agreement (the “Expense Limitation Agreement”) between Ascent and the James Alpha Global Real Estate Portfolio, Ascent has agreed to waive its fees and/or absorb expenses of the James Alpha Global Real Estate Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, liquidation or reorganization, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the James Alpha Global Real Estate Portfolio do not exceed XXX% and XXX% of the James Alpha Global Real Estate Portfolio’s average net assets, for Class A and Class I shares, respectively, through  ____________, 2012.  The Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees.  Ascent is permitted to seek reimbursement from the James Alpha Global Real Estate Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid during the three (3) years from the date that such fees were waived or expenses paid, as long as the reimbursement does not cause the James Alpha Global Real Estate Portfolio’s operating expenses to exceed the expense cap.

PORTFOLIO MANAGERS

Other Accounts Managed

The following table lists the number and types of accounts managed by each portfolio manager for each Portfolio and assets under management in those accounts as of August 31, 2010

Portfolio Manager	Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts*	Assets Managed ($ millions)	Total Assets Managed ($ millions)
William Dodge, Jr. Fox Asset Management LLC	Investment Quality Bond Portfolio Municipal Bond Portfolio	3	18.9	0	0	62	233.3	252.2
William Howarth Fox Asset Management LLC	Investment Quality Bond Portfolio Municipal Bond Portfolio	2	16.3	0	0	8	4.5	20.8
Martin D. Sass M.D. Sass Investors, Inc.	Large Capitalization Value Portfolio	1	17.8	2	108.1	83	1,036.0	1,161.9
Mark B. Baribeau Loomis, Sayles & Company, L.P.	Large Cap Growth Portfolio	2	362	2**	27**	81**	1,561**	1,950
Richard D. Skaggs Loomis, Sayles & Company, L.P.	Large Cap Growth Portfolio	0	0	1	23	50	1,344	1,367
Kathleen M. Bochman Loomis, Sayles & Company, L.P.	Financial Services Portfolio	0	0	0	0	8	0.408	0.408
Thomas M. Finucane Loomis, Sayles & Company, L.P.	Financial Services Portfolio	0	0	0	0	13	4	4
Chris D. Wallis Vaughan Nelson Investment Management, LP	Mid Capitalization Portfolio	9	1,054.6	7	79.9	213	3,315.8	4,450.3
Scott J. Weber Vaughan Nelson Investment Management, LP	Mid Capitalization Portfolio	9	1,054.6	5	39.5	173	2,679	3,773.1
Dennis G. Alff Vaughan Nelson Investment Management, LP	Mid Capitalization Portfolio	1	36.7	2	40.4	71	1,281	1,358.1

Portfolio Manager	Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts*	Assets Managed ($ millions)	Total Assets Managed ($ millions)
James Carroll Loomis, Sayles & Company, L.P.	Energy & Basic Materials Portfolio	4	1,208	2	123	128	3,115	4,446
Larry Shaw Loomis, Sayles & Company, L.P.	Energy & Basic Materials Portfolio	0	0	0	0	8	2	2
Gregory R. Greene Fox Asset Management LLC	Small Capitalization Portfolio	4	108.5	0	0	60	275.1	383.6
J. Bradley Ohlmuller Fox Asset Management LLC	Small Capitalization Portfolio	4	108.5	0	0	42	25.9	134.4
Robert J. Milmore Fox Asset Management LLC	Small Capitalization Portfolio	4	108.5	0	0	42	2.6	111.1
Eugene Wu DePrince, Race & Zollo, Inc.	International Equity Portfolio	0	0	1	11.2	5	83.82	95.02
Mark Oelschlager Oak Associates, ltd	Health & Biotechnology Portfolio	4	161.3	0	0	0	0	161.3
Craig L. Chodash, CFA Columbus Circle Investors	Technology & Communications Portfolio	0	0	2	21	1	56	77
John Brynjollfsson (Armored Wolf)	James Alpha Global Enhanced Real Return Portfolio	3	258	1	113	1	27	398
Andrew J. Duffy	James Alpha Global Real Estate Investments Portfolio	1	11	1	11	0	0	22
Amanda E. Black	James Alpha Global Real Estate Investments Portfolio	1	11	1	11	0	0	22

* In addition to the accounts included herein, portfolio managers may also manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Portfolios.

** Includes one account valued at $18 million, which includes a performance fee.

Conflicts of Interest

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolio, or it may receive a performance-based fee on certain accounts. The descriptions of the procedures to address conflicts of interest, if any, have been provided by the Advisers for their respective portfolio managers.

Fox Asset Management, LLC

Messrs. Howarth, Dodge, Greene, Ohlmuller and Milmore must adhere to the policies and procedures adopted by Fox Asset Management, LLC designed to address any potential material conflicts of interest. Additionally, Fox Asset Management, LLC utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation. Fox Asset Management, LLC also employs a very stringent Code of Ethics, which strictly protects clients of the Adviser against “front running” or other actions that are not in the client’s best interests.

M.S. Sass Investors, Inc.

The investment teams at M.D. Sass may manage numerous accounts for multiple clients.  These accounts may include separately managed accounts as well as various pooled investment vehicles (e.g., hedge funds, private equity funds and mutual funds).  Each investment team makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account.

When an investment adviser has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities.  For instance, M.D. Sass may receive fees from certain accounts that are higher than the fee it receives from the Portfolio or may include fees that are tied to the performance of such accounts.  In this instance, the investment teams may have an incentive to favor the higher fee or performance-based fee accounts over the Portfolio.  M.D. Sass has adopted policies and procedures that are reasonably designed to allocate investment opportunities among all its accounts on a fair and equitable basis over time.

M.D. Sass has also adopted a written Code of Ethics that is designed to ensure that the personal securities transactions of covered persons will not interfere with making decisions in the best interest of its advisory clients.

Loomis, Sayles & Company, L.P.

Messrs. Baribeau, Carroll, Finucane, Shaw and Skaggs and Ms. Bochman, must adhere to the Loomis Sayles’ Code of Ethics, which was designed to govern personal trading in securities and related activities of those individuals whom have been deemed “Access Persons” thereunder, and under certain circumstances, those Access Persons’ family members and others in a similar relationship to them.  Loomis Sayles makes investment decisions for client accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time.  In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address potential conflicts of interest.  Loomis Sayles has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Portfolios and other client accounts.

Vaughan Nelson Investment Management, L.P.

Chris D. Wallis, Scott J. Weber and Dennis G. Alff of Vaughan Nelson Investment Management, L.P. are the co-portfolio managers of the Mid Capitalization Portfolio.  Mr. Wallis, Mr. Weber and Mr. Alff are required to comply with the policies and procedures adopted by Vaughan Nelson Investment Management, L.P., which are designed to address potential conflicts of interest as they may arise.  Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one investment account.  Portfolio managers who manage other investment accounts in addition to the Mid Capitalization Portfolio may be presented with the following potential conflicts:

•

a conflict between the investment strategy of the Mid Capitalization Portfolio and the other strategies and accounts managed by the portfolio manager with regard to the allocation of limited investment opportunities that may be appropriate for more than one investment strategy;

•

a conflict in the allocation of investment opportunities amongst accounts within the strategy employed by the Mid Capitalization Portfolio;

•

a conflict in the allocation of limited investment opportunities between the strategy employed by the Mid Capitalization Portfolio and other managed accounts for which advisory fees are based upon the performance of the account; and

•

a conflict between the investment strategy of the Mid Capitalization Portfolio and the portfolio managers’ personal accounts.

Vaughan Nelson Investment Management, L.P. maintains policies and procedures in place (including a Code of Ethics governing all activities and trading within personal accounts) that address these potential conflicts of interest to aid in assuring that investment opportunities are allocated fairly and equitably amongst all client accounts.

Columbus Circle Investors

Mr. Chodash must adhere to policies and procedures adopted by Columbus Circle Investors designed to address any potential material conflicts of interest. For instance, Columbus Circle Investors’ portfolio managers are responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate from such investment discipline when allocating resources.  Additionally, Columbus Circle Investors and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation. Columbus Circle Investors trades all accounts through a block trade and the average share price is pro-rated across all accounts.

Oak Associates, ltd.

Mr. Oelschlager of Oak Associates, ltd. is the portfolio manager of the Health & Biotechnology Portfolio.  The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Portfolio.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Portfolio trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Portfolio.  However, Oak Associates, ltd. has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

DePrince, Race & Zollo, Inc.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account.  More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. DePrince, Race & Zollo, Inc. (“DePrince, Race & Zollo”) seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models, subject to certain client restrictions or in anticipation of a client contribution or withdrawal.  Therefore, portfolio holdings, relative position size and industry, sector and country exposures will match across portfolios with similar strategies.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts.  To deal with these situations, DePrince, Race & Zollo has adopted procedures for allocating portfolio transactions across multiple accounts in a fair and equitable manner.

•

With respect to many of its clients’ accounts, DePrince, Race & Zollo determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction.  However, with respect to certain other accounts, DePrince, Race & Zollo may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, DePrince, Race & Zollo may place separate, non-simultaneous, transactions for a fund and other accounts, which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the International Equity Portfolio or the other accounts.

•

The International Equity Portfolio is subject to different regulations than the other pooled investment vehicles and other accounts managed by the portfolio manager.  As a consequence of this difference in regulatory requirements, the International Equity Portfolio may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager.

DePrince, Race & Zollo has adopted compliance procedures which are designed to address these types of conflicts.  In addition, DePrince, Race & Zollo has adopted a written Code of Ethics designed to mitigate the possibility of conflicts of interests that may arise from employee personal trading activity.

Armored Wolf, LLC

Although Armored Wolf manages other accounts that may have similar investment objectives or strategies to that of the James Alpha Real Return Portfolio for which it provides portfolio management services, Armored Wolf believes that no material conflicts currently exist.

Ascent Investment Advisors, LLC

Where conflicts of interest arise between the James Alpha Global Real Estate Portfolio and other accounts managed by Ascent, including unregistered funds, exchange-traded funds or separate accounts, Ascent will proceed in a manner that ensures that the James Alpha Global Real Estate Portfolio will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for more than one account managed by Ascent. In such instances, securities will be allocated in accordance with Ascent’s trade allocation policy.

Compensation

Fox Asset Management LLC

Compensation for Messrs. Dodge, Howarth, Greene, Ohlmuller and Milmore  is comprised of salary, annual bonus and stock options, the latter two being based on individual performance and firm profitability. The annual bonus is related to individual performance versus their benchmark(s) over multiple time periods. No differences exist between methods used to evaluate the portfolio managers’ performance across different accounts.

M.D. Sass Investors, Inc.

Martin D. Sass, Chairman and Chief Executive Officer of M.D. Sass, receives a base salary and is an equity owner of M.D. Sass.  The other M.D. Sass Relative Value Equity team members are compensated with competitive base salaries and a bonus through a profit sharing incentive compensation plan that is based on a percentage of the firm’s profitability and the individual performance of each team member.  One-third of such incentive compensation is invested in one of the equity strategies managed by the team and fully vested over time.  In addition, M.D. Sass Relative Value Equity team members are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan and also includes a profit sharing contribution.

Loomis, Sayles & Company, L.P.

Compensation for Messrs. Baribeau, Carroll, Finucane, Shaw, and Skaggs and Ms. Bochman is made up of three main components – base salary, variable compensation and a long-term incentive program.  Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers.  Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component, and generally represents a significant multiple of base salary.  It is based on four factors – investment performance, profit growth of the firm, profit growth of the portfolio manager’s business unit and team commitment.  Investment performance is the primary component and generally represents at least 70% for equity managers.  The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department’s Chief Investment Officer (CIO) and senior management.  The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the portfolio manager’s style to the performance of a peer group of institutional managers in that style.  A portfolio manager’s performance relative to the peer group for the one, three and five- year periods or since the start of the portfolio manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance.  Longer-term performance (three and five years, or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (one year).   If a portfolio manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.  An external benchmark is used as a secondary comparison.

Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm.  Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent.  These plans supplement existing compensation.  The first plan has several important components distinguishing it from traditional equity ownership plans:

•

the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•

upon retirement a participant will receive a multi-year payout for his or her vested units; and

•

participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles.  In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan.  The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen.  Management has full discretion on what units are issued and to whom.

Messrs. Carroll and Shaw are also co-portfolio managers of one  private investment fund advised by Loomis Sayles, for which each receives a portion of the performance fee earned on that  fund through an equity interest each holds in the fund’s general partner.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003.  The defined benefit is based on years of service and base compensation (up to a maximum amount).

Columbus Circle Investors

Compensation for Mr. Chodash, who manages the Technology & Communications Portfolio, is comprised of a base salary and a bonus based on both a percentage of Columbus Circle Investors’ profitability and the individual performance of the portfolios he manages.  Performance of the managed portfolios is measured on a relative basis to respective benchmarks of each portfolio.

Oak Associates, ltd

Mr. Oelschlager, portfolio manager for the Health & Biotechnology Portfolio, is compensated by Oak Associates, ltd. for his management of the Portfolio.  The Portfolio’s portfolio manager compensation consists of a base salary and a discretionary quarterly bonus, which is based on the amount of assets under the Adviser’s management.  A portfolio manager’s base salary is determined at the time of employment and remains constant throughout employment.  The quarterly bonus is based on the Adviser’s assets under management or profitability.

Vaughan Nelson Investment Management, L.P.

Mr. Wallis, Mr. Weber and Mr. Alff, co-portfolio managers for the Mid Capitalization Portfolio are compensated by Vaughan Nelson Investment Management, L.P. for their management of the Portfolio. Compensation at Vaughan Nelson Investment Management, L.P. is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.  Portfolio management professionals are compensated through a fixed base salary, variable bonus and a contribution to the firm’s retirement plan. The variable bonus component, as a whole for all portfolio management professionals, is based upon a percentage of the firm’s operating profit, as defined.  Each portfolio management professional’s participation in the variable bonus pool is based primarily upon the performance of the strategy managed, as represented by a composite of all accounts qualifying for such composite relative to the Russell Universe peer group (on a  rolling three year basis), and an assessment of the quality of client service provided.  The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Investment Management, L.P. Board) of total cash compensation (subject to IRS limits) and such percentage is the same for all firm personnel.  Key employees are allocated stock options at the discretion of the Compensation Committee as part of a long-term incentive package.

There is no distinction of compensation amongst the Portfolio and any other accounts managed.

DePrince, Race & Zollo, Inc.

All employees of DePrince, Race & Zollo participate in a discretionary bonus program based on firm profitability.  DePrince, Race & Zollo has a competitive compensation structure for professional staff.  The compensation structure consists of base salary and a bonus program, which is based on firm profitability and individual contribution.  Performance is evaluated based on the firm’s fiscal year, which is October 1 to September 30.  Subjective measurement is also included.  Portfolio managers have no incentives for product asset growth.  Compensation structure aligns portfolio managers’ and analysts’ interests with the interest of our clients.

Armored Wolf, LLC

Armored Wolf’s portfolio manager compensation structure has three primary components depending on the position of the employee: (1) a base salary; (2) a discretionary annual cash bonus based on performance; and (3) a profit participation based on over all assets of the firm and their performance.

Ascent Investment Advisors, LLC

Mr. Duffy receives compensation for his services as Portfolio Manager in the form of a salary paid by Ascent plus an equity participation in the net income of Ascent. Ms. Black receives compensation for her services as Associate Portfolio Manager in the form of a salary paid by Ascent plus an equity participation in the net income of Ascent

Ownership of Securities – August 31, 2010

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities Beneficially Owned
William E. Dodge, Jr., CFA	Investment Quality Bond Portfolio Municipal Bond Portfolio	None
William Howarth	Investment Quality Bond Portfolio Municipal Bond Portfolio	None
Martin D. Sass	Large Capitalization Value Portfolio	None
Mark B. Baribeau, CFA	Large Capitalization Growth Portfolio	$500,001 to $1 million

Richard D. Skaggs, CFA	Large Capitalization Growth Portfolio	$100,001 - $500,000
Kathleen M. Bochman	Financial Services Portfolio	None
Thomas M. Finucane	Financial Services Portfolio	None
James Carroll	Energy & Basic Materials Portfolio	None
Larry Shaw	Energy & Basic Materials Portfolio	None
Chris D. Wallis	Mid Capitalization Portfolio	None
Scott J. Weber	Mid Capitalization Portfolio	None
Dennis Alff	Mid Capitalization Portfolio	None
Gregory R. Greene	Small Capitalization Portfolio	None
J. Bradley Ohlmuller	Small Capitalization Portfolio	None
Robert J. Milmore	Small Capitalization Portfolio	None
Eugene Wu	International Equity Portfolio	None
Mark Oelschlager	Health & Biotechnology Portfolio	None
Craig L. Chodash, CFA	Technology & Communications Portfolio	None
John Brynjolfsson[1]	James Alpha Real Return Portfolio	None
Andrew J. Duffy	James Alpha Global Real Estate Portfolio	None
Amanda E. Black	James Alpha Global Real Estate Portfolio	None

1  The James Alpha Real Return Portfolio and James Alpha Global Real Estate Portfolio had not commenced operations as of the date of this Statement of Additional Information.

CODE OF ETHICS. The Portfolios, Saratoga, Armored Wolf, Ascent, the Advisers and Northern Lights Distributors, LLC (the “Distributor”) have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act with respect to their personnel with access to information about the purchase or sale of securities by the Portfolios. These codes are designed to protect the interests of the Portfolios’ shareholders. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolios so long as such investments are made pursuant to the code’s requirements.

PROXY VOTING POLICIES AND PROCEDURES. The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by each Portfolio to the Portfolio’s Advisers.  The Advisers will vote such proxies in accordance with their proxy policies and procedures. In some instances, the Advisers may be asked to cast a proxy vote that presents a conflict between the interests of the Portfolios’ shareholders, and those of the Advisers or an affiliated person of the Advisers.  In such a case, the Trust’s policy requires that the Advisers abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Portfolio’s vote will be cast.  Each of the Advisers proxy voting policies and procedures are attached as Appendix B to this SAI.

More information. The actual voting records relating to Portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-807-3863 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Portfolios’ proxy voting policies and procedures are also available by calling 1-800-807-3863 and will be sent within three business days of receipt of a request.

SUPERVISION SERVICES

Saratoga services the James Alpha Real Return Portfolio in a supervision capacity with responsibility to monitor the performance of that Portfolio’s outside service providers, assist in the review of the financial statements and other regulatory filings of the Portfolio and assist in the review of materials for board meetings related to the Portfolio.  Saratoga is also responsible for providing the Trust with persons satisfactory to serve as officers and employees of the Trust and for paying the salaries of such persons who are also directors, officers or employees of Saratoga.

ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENCY SERVICES. The Trust has entered into separate servicing agreements with Gemini Fund Services, LLC (“Gemini”), whereby Gemini provides administration, fund accounting and transfer agent services (the “Gemini Services”) to the Portfolios.  For providing such services, the Trust and Gemini have entered into a universal fee agreement whereby Gemini receives from each Portfolio:  (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Each of the following Initial Portfolios accrued the following amounts in administrative fees for the last three fiscal years:

	8/31/08	8/31/09	8/31/10
U.S. Government Money Market Portfolio	$72,956	$136,470	$123,244
Investment Quality Bond Portfolio	65,474	90,673	90,696
Municipal Bond Portfolio	22,401	23,153	22,912
Large Capitalization Value Portfolio	130,459	121,205	96, 968
Large Capitalization Growth Portfolio	174,217	135,924	146,147
Small Capitalization Growth Portfolio	58,271	61,226	47,787
International Equity Portfolio	68,246	46,091	55,956
Health & Biotechnology Portfolio	84,022	99,522	98,448
Technology & Communications Portfolio	100,376	86,856	112,654
Energy & Basic Materials Portfolio	58,116	37,118	37,109
Financial Services Portfolio	17,559	6,947	12,141
Mid Capitalization Portfolio	69,465	86,804	93,787

In addition, Gemini Fund Services, LLC, acts as the Trust’s Custody Administrator.  The fees paid to Gemini Fund Services, LLC as Custody Administrator are paid out of the fees paid to The Bank of New York Mellon, the Trust’s Custodian.

Administrative Services Payments. Shares of the James Alpha Global Real Estate Portfolio may be owned or held by financial intermediaries for the benefit of their customers. In those cases, the Portfolio often does not maintain an account for the shareholder. Thus, some or all of the services provided to these accounts are performed by the financial intermediaries and not the Portfolio. In these situations, James Alpha Global Real Estate Portfolio or the Distributor may make payments to financial intermediaries for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.15% of average annual assets of such share classes.

PLANS OF DISTRIBUTION.  The Trust, on behalf of the Initial Portfolios, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which each Class of the Initial Portfolios, other than Class I, pays the Distributor or other entities, including Saratoga, compensation accrued daily and payable monthly. Class A Shares charge a Rule 12b-1 fee at the annual rate of 0.40% of average daily net assets and Classes B and C each charge Rule 12b-1 fees at the annual rate of 1.00% of average daily net assets, all of which may be paid to Saratoga, the Distributor, or other entities. The Distributor has informed the Trust that a portion of the fees payable each year pursuant to the Plan equal to 0.25% of such Class’s average daily net assets are currently each characterized as a “service fee” under the Rules of the Financial Industry Regulatory Authority (“FINRA”) (of which the Distributor is a member), all of which may be paid to Saratoga, the Distributor or other entities. The “service fee” is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class is characterized as an “asset-based sales charge” as defined in the aforementioned Rules of FINRA.

The Trust, on behalf of the James Alpha Real Return Portfolio, has adopted a Plan, under which that Portfolio is authorized to pay up to 0.25% of the Portfolio’s average daily net assets annually for each of its Class A and Class I shares, all of which may be paid to Saratoga, Armored Wolf, the Distributor or other entities.  The James Alpha Real Return Portfolio has not implemented the Distribution fee for its Class I shares, and the Board of Trustees has adopted a resolution that no such fees will be paid for 12 months from the date of this SAI.

The Trust, on behalf of the James Alpha Global Real Estate Portfolio, has adopted a Plan, under which that Portfolio is authorized to pay up to 0.25% of the Portfolio’s average daily net assets annually for its Class A shares, all of which may be paid to Saratoga, Ascent, the Distributor or other entities.

The Distributor or other entities, including the Managers, also receive the proceeds and contingent deferred sales charges (“CDSCs”) imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

For the fiscal year ended August 31, 2010, the Initial Portfolios paid the following fees pursuant to the Plan:

U.S. Government Money Market Portfolio
Class A	$350*
Class B	$454*
Class C	$3,720*

Investment Quality Bond Portfolio
Class A	$248
Class B	$202
Class C	$6,086

Municipal Bond Portfolio
Class A	$226
Class B	$26
Class C	$3,642

Large Capitalization Value Portfolio
Class A	$212
Class B	$695
Class C	$7,138

Large Capitalization Growth Portfolio
Class A	$1,926
Class B	$504
Class C	$11,299

Small Capitalization Portfolio
Class A	$44
Class B	$275
Class C	$3,717

International Equity Portfolio
Class A	$79
Class B	$145
Class C	$2,901

Health & Biotechnology
Class A	$22,201
Class B	$3,729
Class C	$19,323

Technology & Communications
Class A	$28,925
Class B	$2,937
Class C	$5,451

Energy & Basic Materials
Class A	$8,990
Class B	$1,203
Class C	$2,039

Financial Services
Class A	$1,113
Class B	$45
Class C	$310

Mid Capitalization
Class A	$9,582
Class B	$568
Class C	$2,998

                                                                      * Amounts were waived.

The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan (the “Independent 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on the Plan, on October 9, 1998 and was last approved on April 14, 2010 with respect to the Initial Portfolios, on October 28, 2010 with respect to the James Alpha Real Return Portfolio and on April 13, 2011 with respect to the James Alpha Global Real Estate Portfolio.

Under each Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts extended by the Distributor or other entities under the Plan and the purpose for which such expenditures were made.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Trust, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) on not more than thirty days’ written notice to any other party to the Plans. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees. The Distributor estimates that the amounts paid under the Plan for the fiscal year ended August 31, 2010 was spent in approximately the following ways: (i) $100,210 (67%) on compensation to broker-dealers; (ii) $35,971 (24%) on interest, carrying or other financing charges; and (iii) $12,598 (9%) on marketing and support services. At any given time, the expenses in distributing shares of each Portfolio may be in excess of the total of (i) the payments made by the Portfolio pursuant to the Plans, and (ii) the proceeds of CDSCs paid by investors upon the redemption of shares. For example, if $1 million in expenses in distributing shares of a Portfolio had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is not a requirement under the Plan that the Distributor or other entities be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Portfolio. Although there is no legal obligation for the Portfolio to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs. If expenses in distributing shares are less than payments made for distributing shares, the Distributor or other entities will retain the full amount of the payments.

POSSIBLE ADDITIONAL PORTFOLIO SERIES. If additional Portfolios are created by the Board of Trustees, shares of each such Portfolio will be entitled to vote as a group only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees.

Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of the independent registered public accounting firm. Approval of an investment management or distribution plan and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio. The Rule contains provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

PORTFOLIO TRANSACTIONS. Each Adviser/Sub-Adviser is responsible for decisions to buy and sell securities, futures contracts and options thereon, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. As most, if not all, purchases made by the income Portfolios are principal transactions at net prices, those Portfolios pay no brokerage commissions; however, prices of debt obligations reflect mark-ups and mark-downs which constitute compensation to the executing dealer. Each Portfolio will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. Each Adviser seeks to obtain prompt execution of orders at the most favorable net price.  If an Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to a Portfolio or that Adviser.  The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.  The information and services received by the Advisers from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Portfolios directly.  Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed, and in return for such services, each Adviser may pay a higher commission than other brokers would charge if the Adviser determines in good faith that the commission is reasonable in relation to the services provided. There is no formula for such allocation. The research information may or may not be useful to one or more of the Portfolios and/or other accounts of the Advisers; information received in connection with directed orders of other accounts managed by the Advisers or its affiliates may or may not be useful to one or more of the Portfolios. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Advisers, to make available additional views for consideration and comparison, and to enable the Advisers to obtain market information for the valuation of securities held in a Portfolio’s assets. Each Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

Each of the Advisers currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of each Adviser to cause purchase or sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Portfolios and other client accounts, the main factors considered are the respective investment objectives, the relative size of Portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios of each Portfolio and other client accounts. When orders to purchase or sell the same security on identical terms are placed by more than one of the Portfolios and/or other advisory accounts managed by an Adviser or its affiliates, the transactions are generally executed as received, although a Portfolio or advisory account that does not direct trades to a specific broker (“free trades”) usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Portfolio is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Portfolio are considered free trades.  However, having an order placed first in the market does not necessarily guarantee the most favorable price.

Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Trust. In order for an affiliate of an Adviser or Saratoga to effect any Portfolio transactions for the Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

For the fiscal years ended August 31, 2008, 2009 and 2010, the Trust paid brokerage commissions of approximately $330,000, $299,000 and $307,534, respectively.  For the fiscal years ended August 31, 2008, 2009 and 2010, the Trust paid no affiliated brokerage commissions. During the fiscal year ended August 31, 2010, the Initial  Portfolios paid brokerage commissions to brokers because of research services provided as follows:

Portfolio	Brokerage Commissions in Connection with Research Services Provided for Fiscal Year Ended August 31, 2010	Aggregate Dollar Amount of Transactions for Which Such Commissions were Paid for Fiscal Year Ended August 31, 2010
Health & Biotechnology	$10,341	$7,252,767
Technology & Communications	$2,378	$1,858,154
Energy & Basic Materials	$2,639	$5,498,178
Financial Services	$645	$2,108,581
Mid Capitalization	$17,943	$11,504,715
Large Cap Value	None	None
Large Cap Growth	$20,462	$59,689,792
Small Capitalization	$21,482	$9,954,044
International Equity	$36,900	$17,000,000
Investment Quality Bond	None	None
Municipal Bond	None	None
U.S. Government Money Market	None	None

DETERMINATION OF NET ASSET VALUE

The net asset value per share for each class of shares of each Portfolio is determined each day the New York Stock Exchange (the “Exchange”) is open, as of the close of the regular trading session of the Exchange that day (currently 4:00 p.m. Eastern Time), by dividing the value of a Portfolio’s net assets by the number of its shares outstanding.

The Exchange’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. It may also close on other days.

Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the reported bid price at the time as of which the value is being ascertained. Securities actively traded in the OTC market but not designated as national market system securities are valued at the last quoted bid price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the date of valuation.

The Trust’s Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of each Portfolio’s debt securities. The services selected create and maintain price matrices of U.S. government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board’s procedures. Short-term (having a maturity of 60 days or less) debt securities are valued at amortized cost.

Puts and calls are valued at the last sales price therefore, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Portfolio writes a call, an amount equal to the premium received is included in the Portfolio Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted (“marked-to-market”) to reflect the current market value of the call. If a call written by a Portfolio is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Portfolio expires on its stipulated expiration date or if a Portfolio enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Portfolio is exercised by it, the amount the Portfolio receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Portfolio.

The U.S. Government Money Market Portfolio utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of the shares of the Portfolio. The Portfolio utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods, the yield to investors in the Portfolio may differ somewhat from that obtained in a similar company which uses mark to market values from all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.  In addition, for regulatory purposes, the U.S. Government Money Market Portfolio calculates it market based NAV per share on a periodic basis.

 The Portfolio’s use of the amortized cost method to value its portfolio securities and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the 1940 Act (the “Rule”), and is conditioned on its compliance with various conditions including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio’s shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolios investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, the Trustees’ considerations made pursuant to them and any actions taken upon such considerations; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses or as provided by the Agreement and Declaration of Trust, reducing the number of the outstanding shares of the Portfolio to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders). Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the Portfolio’s capital the necessary shares that represent the amount of excess upon such determination. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investment in the Portfolio.

The Rule further requires that the Portfolio limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities (as defined below). The Rule, as amended, also requires the Portfolio to maintain a dollar-weighted average portfolio maturity of 60 days or less and maintain a weighted average life of 120 days or less. For purposes of calculating daily weighted average portfolio maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating weighted average life, the maturity of an adjustable rate security will be its stated final maturity, without regard to interest rate adjustments; accordingly, the 120-day weighted average life limitation could serve to limit the Portfolio's ability to invest in adjustable rate securities.

Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio instrument is deemed to be the period remaining (calculated from the trade date or such other date on which the Portfolio’s interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made.

A variable rate obligation that is subject to a demand feature is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

An Eligible Security is defined in the Rule to mean a security, which: (a) has a remaining maturity of thirteen months or less; (b) (i) is rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations (“NRSROs”) that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) was a long-term security at the time of issuance whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NRSRO as provided in clauses (b) and (c) above, the unrated security is determined by the Board to be of comparable quality to any such rated security.

As permitted by the Rule, the Trustees have delegated to the Portfolio’s Adviser, subject to the Trustees’ oversight pursuant to guidelines and procedures adopted by the Trustees, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

If the Trustees determine that it is no longer in the best interests of the Portfolio and its shareholders to maintain a stable price of $1.00 per share, or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Trust will notify shareholders of any such change.

The Portfolio will manage its portfolio in an effort to maintain a constant $1.00 per share price, but it cannot assure that the value of its shares will never deviate from this price. Since dividends from net investment income are declared and reinvested on a daily basis, the net asset value per share, under ordinary circumstances, is likely to remain constant. Otherwise, realized and unrealized gains and losses will not be distributed on a daily basis but will be reflected in the Portfolio’s net asset value. The amounts of such gains and losses will be considered by the Trustees in determining the action to be taken to maintain the Trust’s $1.00 per share net asset value. Such action may include distribution at any time of part or all of the then accumulated undistributed net realized capital gains, or reduction or elimination of daily dividends by an amount equal to part or all of the then accumulated net realized capital losses. However, if realized losses should exceed the sum of net investment income plus realized gains on any day, the net asset value per share on that day might decline below $1.00 per share. In such circumstances, the Trust may eliminate the payment of daily dividends for a period of time in an effort to restore the Trust’s $1.00 per share net asset value. A decline in prices of securities could result in significant unrealized depreciation on a mark-to-market basis. Under these circumstances the Portfolio may reduce or eliminate the payment of dividends and utilize a net asset value per share as determined by using available market quotations or reduce the number of its shares outstanding.

CERTAIN TAX CONSIDERATIONS

GENERAL. The following discussion is only a summary of certain tax considerations generally affecting the Trust, each Portfolio of the Trust and shareholders of Portfolios, and is not intended as a substitute for careful tax planning. The discussion does not purport to deal with all of the federal, state and local tax consequences applicable to an investment in each Portfolio or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

This section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to a Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Each Portfolio generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder’s income tax return and they may be subject to different rates of tax (or, in the case of ordinary dividends of the Municipal Bond Portfolio, may be “exempt-interest dividends” generally exempt from federal income tax). The tax treatment of the investment activities of each Portfolio will affect the amount and timing and character of the distributions made by such Portfolio.  Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

INVESTMENT COMPANY TAXATION. Each Portfolio has elected and intends to qualify, or, if newly organized, intends to elect and qualify, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order for a Portfolio to qualify as a regulated investment company each year, it must meet certain distribution, income and asset diversification requirements described below. As such, a Portfolio will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.  If a Portfolio fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Portfolio’s current and accumulated earnings and profits.   Failure to qualify as a regulated investment company would thus have a negative impact on a Portfolio’s income and performance. Subject to savings provisions for certain failures to qualify for taxation as a regulated investment company which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Portfolio will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, a Portfolio may be subject to a monetary sanction of $50,000 or more.

In order to qualify for treatment as a regulated investment company, a Portfolio must satisfy the following requirements:

•

Distribution Requirement —the Portfolio must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

•

Income Requirement —the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

•

Asset Diversification Test —the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

Each Portfolio in the Trust generally intends to distribute sufficient income and gains so that the Portfolio will not pay corporate income tax on its earnings. Each Portfolio also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. If a Portfolio retains all or part of any net long-term capital gains in any year for reinvestment, the Portfolio will pay federal income tax (and possibly excise tax) on such retained gains (except to the extent of any available capital loss carry forward) at the highest corporate tax rate.

Gains or losses on sales of securities by a Portfolio will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

For taxable years of a Portfolio beginning after December 22, 2010 (the date of enactment of the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”)), a Portfolio may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining a Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see, “Taxation of Dividends and Distributions” below).  A "qualified late year loss" includes:

(i)

any net capital loss , net long-term capital loss , or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

(ii)

the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses, and losses resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  For taxable years of a Portfolio beginning on or before December 22, 2010, a Portfolio may only elect to treat any post-October loss and net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year

If more than 50% of a Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio.  In such a case, the shareholders would need to include the amount of such foreign taxes as additional income and the shareholders would generally be able to take a credit or deduction for such foreign taxes.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld will generally be treated as an expense of a Portfolio. The United States has entered into tax treaties with many foreign countries which entitle a Portfolio to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio 's assets to be invested in various countries is not known.  Under certain circumstances, a Portfolio may elect to pass-through foreign tax credits to shareholders.

THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO

The U.S. Government Money Market Portfolio intends to distribute all of its daily net investment income (and net short-term capital gains, if any) to shareholders of record as of the close of business the preceding business day. Net investment income, for dividend purposes, includes accrued interest and amortization of acquisition, original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Portfolio. Net income will be calculated immediately prior to the determination of net asset value per share of the U.S. Government Money Market Portfolio. On occasion, in order to maintain a constant $1.00 per share net asset value, the managers of the U.S. Government Money Market Portfolio may direct that the number of outstanding shares be reduced in each shareholder’s account. Such reduction may result in taxable income to a shareholder in excess of the net increase (i.e. dividends less such reductions), if any, in the shareholder’s account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

THE MUNICIPAL BOND PORTFOLIO

Because the Municipal Bond Portfolio will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Bond Portfolio is not deductible for federal income tax purposes. If a shareholder of the Municipal Bond Portfolio receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share may, to the extent of such exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the Municipal Bond Portfolio which represents income derived from private activity bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, as noted in the Prospectus, some of the Municipal Bond Portfolio’s dividends may be a specific preference item or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. However, under the American Recovery and Reinvestment Act of 2009, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the federal alternative minimum tax.  In addition, the receipt of dividends and distributions from the Municipal Bond Portfolio also may affect a Subchapter S corporate shareholder’s federal “excess net passive income” tax liability. Shareholders should consult their own tax advisors as to whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to the federal alternative minimum tax, the federal environmental tax, the federal branch profits tax or the federal excess net passive income tax.

Each shareholder of the Municipal Bond Portfolio will receive after the close of the calendar year an annual statement as to the federal income tax status of his or her dividends and distributions from the Portfolio for the prior calendar year. These statements also will designate the amount of exempt-interest dividends that is a specified preference item for purposes of the federal individual and corporate alternative minimum taxes. Each shareholder of the Municipal Bond Portfolio will also receive a report of the percentage and source on a state-by-state basis of interest income on municipal obligations received by the Portfolio during the preceding year. Shareholders should consult their tax advisors as to any other state and local taxes that may apply to these dividends and distributions. In the event that the Municipal Bond Portfolio derives taxable net investment income, it intends to designate as taxable dividends the same percentage of each day’s dividend as its actual taxable net investment income bears to its total taxable net investment income earned on that day. Therefore, the percentage of each day’s dividend designated as taxable, if any, may vary from day to day.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Municipal Bond Portfolio could be affected. In that event, the Board of Trustees of the Trust would reevaluate the investment objectives and policies of the Municipal Bond Portfolio.

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a municipal security could cause interest on the municipal security, as well as distributions derived from this interest, to become taxable, perhaps retroactively to the date the municipal security was issued.

Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. The discussion does not purport to deal with all of the federal, state and local tax consequences applicable to an investment in the Municipal Bond Portfolio, or to all categories of investors, some of which may be subject to special rules. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

THE JAMES ALPHA REAL RETURN PORTFOLIO

The Portfolio invests in derivatives, financially-linked instruments, and the stock of the Subsidiary to gain exposure to the commodity markets. This strategy may cause the Portfolio to realize more ordinary income than would be the case if the Portfolio invested directly in commodities. Also, these commodity-linked investments and the income earned thereon must be taken into account by the Portfolio in complying with the distribution, income and asset diversification requirements as described below.

DISTRIBUTION REQUIREMENT.   The Portfolio intends to distribute the Subsidiary’s income each year in satisfaction of the Portfolio’s Distribution Requirement.  The Subsidiary will be classified for federal income tax purposes as a controlled foreign corporation (CFC) with respect to the Portfolio.  As such, the Portfolio will be required to include in its gross income each year amounts earned by the Subsidiary during that year (subpart F income), whether or not such earnings are distributed by the Subsidiary to the Portfolio.   Subpart F income will be distributed by the Portfolio to shareholders each year as ordinary income and will not be qualified dividend income eligible for taxation at long-term capital gain rates.  The Subsidiary likely will also be classified as a passive foreign investment company (PFIC) as defined below in “Tax Treatment of Portfolio Transactions - PFIC Investments” but the CFC rules supersede the PFIC rules.

INCOME REQUIREMENT.  Gains from the disposition of commodities, including precious metals, are not considered qualifying income for purposes of satisfying the Income Requirement. See,  “Tax Treatment of Portfolio Transactions - Investments in commodities — structured notes, corporate subsidiary and certain ETFs.”  Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Internal Revenue Code. As such, the Portfolio’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income.  However, the IRS has also recently issued a number of private letter rulings concluding that the income from commodity-linked notes similar to the ones in which the Portfolio intends to invest is qualifying income for these purposes.  In addition, the IRS has also recently issued a number of private letter rulings concluding that income derived from subsidiaries similar to the Subsidiary will be qualifying income, even if the subsidiary itself owns commodity-linked swaps.  According to these private letter rulings, the income derived from the subsidiary is qualifying income regardless of whether the Portfolio receives the income in the form of current distributions or recognizes the income in advance of receiving distributions from the subsidiary.  Private letter rulings can only be relied upon by the taxpayer that receives them.  However, based on the analysis in these rulings, the Portfolio intends to treat its income from the commodity-linked notes and the Subsidiary as qualifying income.  There can be no assurance that the IRS will not change its position with respect to some or all of these issues.  If the IRS were to change its position with respect to the conclusions reached in these private letter rulings, the Board may authorize a significant change in investment strategy or Portfolio liquidation. The tax treatment of a Portfolio and its shareholders in the event the Portfolio fails to qualify as a RIC is described above.

ASSET DIVERSIFICATION TEST.  For purposes of the Asset Diversification Test, the Portfolio’s investment in the Subsidiary would be considered a security of one issuer.  Accordingly, the Portfolio intends to limit its investment in the Subsidiary to no more than 25% of the value of the Portfolio’s total assets in order to satisfy the Asset Diversification Test.

TAXATION OF THE SUBSIDIARY.  On the basis of current law and practice, the Subsidiary will not be liable for income tax in the Cayman Islands. Distributions by the Subsidiary to the Portfolio will not be subject to withholding tax in the Cayman Islands. In addition, the Subsidiary’s investment in commodity-linked derivatives and other assets held as collateral are anticipated to qualify for a safe harbor under Code Section 864(b) so that the Subsidiary will not be treated as conducting a U.S. trade or business. Thus, the Subsidiary should not be subject to U.S. federal income tax on a net basis.  However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business, subject to certain exemptions, including among others, exemptions for capital gains, portfolio interest and income from notional principal contracts.  It is not anticipated that the Subsidiary will be subject to material amounts of U.S. withholding tax on its portfolio investments. The Subsidiary intends to properly certify its status as a non-U.S. person to each custodian and withholding agent to avoid U.S. backup withholding requirements discussed below.

ALL PORTFOLIOS

TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from any Portfolio in the Trust (other than “exempt-interest dividends” received from the Municipal Bond Portfolio). Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes.   Any dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.   With respect to taxable years of a Portfolio beginning before January 1, 2013 (sunset date), ordinary income dividends received by an individual shareholder may be taxed at the same rates as long-term capital gains if certain holding period and other requirements are satisfied.  However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.  For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Any net long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) realized by a Portfolio will be distributed annually as described in the Prospectus. Such distributions (“capital gain dividends”) will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Portfolio and regardless of whether the distribution is received in additional shares or in cash. Such distributions will be reported by a Portfolio to shareholders as paid from capital gain dividends in a written statement mailed by the Portfolio to shareholders. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six-month rule described above relating to exempt-interest dividends) on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend.  Net short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) will be distributed annually as ordinary income.  Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%.  Without future congressional action, the maximum tax rate on long-term capital gains available to non-corporate shareholders will return to 20% in 2013, and  ordinary income dividends will be taxed at ordinary income rates.

Distributions by a Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Return of capital distributions can occur for a number of reasons including, among others, a Portfolio over-estimates the income to be received from certain investments.

For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate (except in the U.S. Government Money Market Portfolio that seeks to maintain a stable net asset value) may result in higher taxes. This is because a Portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable Portfolio with a low turnover rate. Any such higher taxes would reduce a Portfolio’s after-tax performance.

The capital losses of a Portfolio, if any, do not flow through to shareholders. Rather, a Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses.   Under the RIC Mod Act, rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if a Portfolio has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of a Portfolio's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of a Portfolio's next taxable year, and the excess (if any) of a Portfolio's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of a Portfolio's next taxable year.  Any such net capital losses of a Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by a Portfolio in succeeding taxable years.  However, for any net capital losses realized in taxable years of a Portfolio beginning on or before December 22, 2010, a Portfolio is only permitted to carry forward such capital losses for eight years as a short-term capital loss.  Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Portfolio.  An ownership change generally results when shareholders owning 5% or more of a Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of a Portfolio beginning on or before December 22, 2010, to expire unutilized) , thereby reducing a Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Portfolio’s shareholders could result from an ownership change.  A Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Portfolio’s control, there can be no assurance that a Portfolio will not experience, or has not already experienced, an ownership change.  Additionally, if a Portfolio engages in a tax-free reorganization with another Portfolio, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Portfolio of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Portfolio, or vice versa, thereby reducing the tax benefits Portfolio shareholders would otherwise have enjoyed from use of such capital loss carryovers.

At August 31, 2010, capital loss carryforwards available to offset future capital gains of the Initial Portfolios, if any, are as follows:

PORTFOLIO	2011	2012	2014	2015	2016	2017	2018	TOTAL
Large Capitalization Value Portfolio	-	-	-	-	-	$11,999,758	2,343,762	$14,343,520
Large Capitalization Growth Portfolio	$9,654,252	-	-	-	-	$4,861,482	466,182	$14,981,916
Mid Capitalization Portfolio	-	-	-	-	-	$2,109,887	770,755	$2,880,642
Small Capitalization Portfolio	-	-	-	-	-	$998,027	-	$998,027
International Equity Portfolio	$2,172,690	-	-	-	-	$405,567	1,863,505	$4,441,762
Health & Biotechnology Portfolio	$43,129,921		$677,231	-	-	-	1,007,351	$44,814,503
Technology & Communications Portfolio	$771,148	-	-	-	-	$1,136,075	-	$1,907,223
PORTFOLIO	2011	2012	2014	2015	2016	2017	2018	TOTAL
Energy & Basic Materials Portfolio	-	-	-	-	-	$1,453,560	1,049,270	$2,502,830
Financial Services Portfolio	-	-	-	-	-	$691,022	582,779	$1,273,801
Investment Quality Bond Portfolio	-	-	-	-	-	-	-	-
Municipal Bond Portfolio	-	-	-	-	-	-	38,979	38,979
U.S. Government Money Market Portfolio		$751	-	-	-	-	-	$751

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Subject to certain exceptions and holding period and debt financing requirements, a domestic corporate shareholder may be eligible for a 70% dividends received deduction to the extent that each Portfolio earns and distributes qualifying dividends from its investments. Distributions of net capital gains by a Portfolio will not be eligible for the dividends received deduction.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by a Portfolio and may also be subject to U.S. estate tax.  For distributions with respect to taxable years of regulated investment companies beginning before January 1, 2012 (or a later date, if extended by the U.S. Congress), the  Portfolios are not required to withhold any amounts with respect to distributions to foreign shareholders that are properly reported by the Portfolios to shareholders as paid from its “interest-related dividends” or “short-term capital gains dividends,” provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However, the Portfolios expect to withhold taxes on such distributions regardless of the fact that they may not be required to do so. Certain amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.   Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Portfolios, including the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which a Portfolio may invest.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

PURCHASES, REDEMPTIONS AND EXCHANGES. Any dividend or capital gains distribution received by a shareholder from any regulated investment company will have the effect of reducing the net asset value of the shareholder’s stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder’s cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would represent economically in part a return of the shareholder’s investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Portfolio shares immediately prior to a distribution record date. In general, a sale of shares results in capital gain or loss and, for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder’s Portfolio shares normally is treated as a sale for tax purposes. Portfolio shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 15%.  Without future congressional action, the maximum tax rate on long-term capital gains available to non-corporate shareholders will return to 20% in 2013. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in a Portfolio is measured by the difference between the amount of consideration received (or the fair market value of any property received) and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances, a shareholder may compute and use an average costs basis in determining the gain or loss on the sale or redemption of shares.   Under the Emergency Economic Stabilization Act of 2008, a Portfolio’s transfer agent will be required to provide you with cost basis information on the sale of any of your shares in a Portfolio, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in a Portfolio on or after January 1, 2012.

Exchanges of a Portfolio’s shares for shares of another fund, including shares of other Portfolios in the Saratoga Advantage Trust, are subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio’s shares and receives securities that are considered substantially identical to that Portfolio’s shares or reinvests in that Portfolio’s shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Portfolio ’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

TAX TREATMENT OF PORTFOLIO TRANSACTIONS.  Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Portfolio and, in turn, effect the amount, character and timing of dividends and distributions payable by the Portfolio to its shareholders.  This section should be read in conjunction with the discussion above under  “INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS” for a detailed description of the various types of securities and investment techniques that apply to a Portfolio.

In general.  In general, gain or loss recognized by a Portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation unless the Portfolio made a current inclusion election to accrue market discount into income as it accrues. If a Portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Portfolio is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a Portfolio’s investment in such securities may cause the Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a Portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a Portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a Portfolio should recognize market discount on a debt obligation, when a Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a Portfolio may take deductions for bad debts or worthless securities and how a Portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a Portfolio are not immediately included in the income of the Portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Portfolio is exercised and the Portfolio sells or delivers the underlying stock, the Portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Portfolio minus (b) the Portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Portfolio is greater or less than the amount paid by the Portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a Portfolio expires unexercised, the Portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a Portfolio as well as listed non-equity options written or purchased by the Portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.   Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a Portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Portfolio, defer losses to the Portfolio, and cause adjustments in the holding periods of the Portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a Portfolio’s investments in derivatives and foreign currency-denominated instruments, and the Portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income , reduced, for taxable years of a Portfolio beginning after December 22, 2010, by related deductions ), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions.  A Portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a Portfolio's ordinary income distributions to you, and may cause some or all of the Portfolio's previously distributed income to be classified as a return of capital.  In certain cases, a Portfolio may make an election to treat such gain or loss as capital.

PFIC investments.  A Portfolio may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Portfolio intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Portfolio’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Portfolio. In addition, if a Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a Portfolio in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs.  While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Portfolio in a non-U.S. REIT may subject the Portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A Portfolio’s pro rata share of any such taxes will reduce the Portfolio’s return on its investment. A Portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions — PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Investment Company Taxation.” Also, a Portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs.  A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Portfolio will be treated as long term capital gains by the Portfolio and, in turn, may be distributed by the Portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions  —  Investment in taxable mortgage pools (excess inclusion income)” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income).  Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (REMICs) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a Portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a Portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (QPTP).   For purposes of the Income Requirement, income derived by a Portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Portfolio.  For purposes of testing whether a Portfolio satisfies the Asset Diversification Test, the Portfolio is generally treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities).  All of the net income derived by a Portfolio from an interest in a QPTP will be treated as qualifying income but the Portfolio may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause a Portfolio to fail to qualify as a regulated investment company.

Investments in commodities —structured notes, corporate subsidiary and certain ETFs.  Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test.  Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement.  However, in a subsequent revenue ruling, the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary (such as the Subsidiary) that invests in commodities, may be considered qualifying income under the Code.  In addition, a Portfolio may gain exposure to commodities through investment in QPTPs such as an exchange traded Portfolio or ETF that is classified as a partnership and which invests in commodities.  Accordingly, the extent to which a Portfolio invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the Portfolio must continue to satisfy to maintain its status as a regulated investment company.  A Portfolio also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement.

Securities lending.  While securities are loaned out by a Portfolio, the Portfolio will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  Additionally, in the case of a Portfolio with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the Portfolio, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event.  Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt.  Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt.  Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (OID) principles.

Investments in securities of uncertain tax character.   A Portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Portfolio, it could affect the timing or character of income recognized by the Portfolio, requiring the Portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING. If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to backup withholding with respect to (a) taxable dividends and distributions and (b) the proceeds of any redemptions of shares of a Portfolio. An individual’s taxpayer identification number is his or her social security number. A Portfolio also must withhold if the IRS instructs it to do so.  Backup withholding is not an additional tax and will be credited against a taxpayer’s regular federal income tax liability.

ADDITIONAL INFORMATION

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTION OF TRUST SHARES.

Currently, the Trust has not entered into any arrangements to permit frequent purchases and redemptions of Trust shares.

The Managers and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolios) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolios’ shares.  Such fees are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Portfolios.  The Managers and/or the Distributor have entered into agreements with brokers and/or service providers for the provision of such services pursuant to which the Managers and/or the Distributor pays to the broker and/or service provider a fee that typically does not exceed 0.50% of the value of all sales of Trust shares in which the broker and/or service provider or its affiliates is record owner or broker-dealer of record.

The prospect of receiving, or the receipt of, additional compensation, as described above, by intermediaries, financial advisors and other sales persons may provide them with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolios. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares.

You should review carefully any disclosure by such brokers, dealers or other intermediaries as to their compensation.

DESCRIPTION OF THE TRUST. It is not contemplated that regular annual meetings of shareholders will be held. Shareholders of each Portfolio have the right, upon the declaration in writing or vote by two-thirds of the outstanding shares of the Portfolio, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of a Portfolio’s outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders of that Portfolio for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Portfolio’s shareholder list or mail the applicant’s communication to all other shareholders at the applicant’s expense.

When issued, shares of each class are fully paid and have no preemptive, conversion (except Class B shares) or other subscription rights. Each class of shares represents identical interests in the applicable Portfolio’s investment Portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each class, (b) the effect of the respective sales charges, if any, for each class, (c) the distribution fees borne by each class, (d) the expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) the exchange privilege of each class. Upon liquidation of the Trust or any Portfolio, shareholders of each class of shares of a Portfolio are entitled to share pro rata in the net assets of that class available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

The assets received by the Trust on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Trust’s books of account. Expenses not otherwise identified with a particular Portfolio will be allocated fairly among two or more Portfolios by the Board of Trustees. The Trust’s Board of Trustees has agreed to monitor the Portfolio transactions and management of each of the Portfolios and to consider and resolve any conflict that may arise.

The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for each Portfolio’s obligations, and provides that each Portfolio shall indemnify any shareholder who is held personally liable for the obligations of that Portfolio. It also provides that each Portfolio shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of that Portfolio and shall satisfy any judgment thereon.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Tait, Weller & Baker LLP serves as the independent registered public accounting firm of each of the Initial Portfolios as of August 31, 2003 and will serve as the independent registered public accounting firm for the James Alpha Real Return Portfolio and James Alpha Global Real Estate Investments Portfolio for the fiscal year ending August 31, 2011.  Their services include auditing the annual financial statements and financial highlights of each Portfolio as well as other related services.

TRUST COUNSEL. Dechert LLP,  located at 1095 Avenue of the Americas, New York, New York 10036-6797, acts as the Trust’s legal counsel.

CUSTODIAN. The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, New York 10286, is the custodian of the assets of the Trust and the Subsidiary.

CUSTODY ADMINISTRATOR.  Gemini Fund Services, LLC, located at 450 Wireless Boulevard, Hauppauge, New York 11788, serves as the Trust’s Administrator and Custody Administrator.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT.  Gemini Fund Services, LLC, located at 4020 South 147th Street, Suite # 2, Omaha, Nebraska 68137, serves as the Trust’s transfer agent and shareholder servicing agent.

DISTRIBUTION OPTIONS. Shareholders may change their distribution options by giving the Transfer Agent three days prior notice in writing.

TAX INFORMATION. The federal tax treatment of the Portfolios’ dividends and distributions is explained in the Prospectus under the heading “Dividends, Distributions and Taxes.” A Portfolio will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all its ordinary income for that year and capital gains for the one year period ending on October 31 of that year.

REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio’s shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio’s net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

SUSPENSION OF SHAREHOLDER REDEMPTIONS. The U.S. Government Money Market Portfolio reserves the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days to the extent permitted by law.

FINANCIAL STATEMENTS

The financial statements and independent auditor’s report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust’s Annual Report to Shareholders, with respect to the Initial Portfolios, for the year ended August 31, 2010.  The Trust will provide these Reports without charge upon request by calling the Trust at 1-800-807-FUND.

APPENDIX A-- RATINGS

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody’s applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of other terms of the contract over long periods may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

     A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

     BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt, however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

     B. Debt rated B has a greater vulnerability to default bit presently has the capacity to meet interest and principal payments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

DESCRIPTION OF FITCH’S MUNICIPAL BOND RATINGS

     Debt rated “AAA”, the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     Debt rated “AA” is regarded as very high credit quality. The obligor’s ability to pay interest and repay principal is very strong.

     Debt rated “A” is of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

     Debt rated “BBB” is of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment.

     Debt rated “BB” is considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     Debt rated “B” is considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     Debt rated “CCC” has certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

     DESCRIPTION OF MOODY’S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Moody’s ratings for state and municipal notes and other short-term loans are designated “Moody’s Investment Grade” (“MIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

     MIG-l/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF S&P’S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Standard & Poor’s tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

     SP-1. Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2. Satisfactory capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Commercial paper rated Prime-l by Moody’s is judged by Moody’s to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Fitch’s commercial paper ratings represent Fitch’s assessment of the issuer’s ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

     Duff & Phelps’ short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

      Each Portfolio has delegated responsibility to the various Advisors to vote proxies in accordance with the Advisors Proxy Voting Policies and Procedures (all of which are attached hereto).

Columbus Circle Investors

PROXY VOTING POLICY

I.

Procedures

Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients’ investment accounts.  At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.

For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.

In addition to voting proxies for clients, Columbus Circle:

1)

provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted.  Columbus Circle provides this summary to all new clients as part of its Form ADV, Part II disclosure brochure, which is available to any clients upon request;

2)

applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

3)

keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

4)

monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately; and

5)

maintains this written proxy voting policy, which may be updated and supplemented from time to time;

Frank Cuttita, Columbus Circle’s Chief Administrative Officer and Chief Compliance Officer, will maintain Columbus Circle’s proxy voting process.  Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.

II.

Voting Guidelines

Keeping in mind the concept that no issue is considered “routine,” outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently.  The Operating Committee of Columbus Circle has adopted the following voting parameters.

To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle’s client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Columbus Circle has delegated to ISS the authority to vote Columbus Circle’s clients’ proxies consistent with the following parameters.  ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters.  If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review.  Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.

A.

Management Proposals:

1.

When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

♦  “Normal” elections of directors

♦  Approval of auditors/CPA

♦  Directors’ liability and indemnification

♦  General updating/corrective amendments to charter

♦  Elimination of cumulative voting

♦  Elimination of preemptive rights

2.

When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

♦  Capitalization changes that eliminate other classes of stock and voting rights

♦  Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.

♦  Stock purchase plans with an exercise price of not less than 85% FMV

♦  Stock option plans that are incentive based and not excessive

♦  Reductions in supermajority vote requirements

♦  Adoption of antigreenmail provisions

3.

When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

♦  Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders

♦  Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

♦  Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

♦  Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions

♦  Classified or single-slate boards of directors

♦  Reincorporation into a state that has more stringent anti-takeover and related provisions

♦  Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

♦  Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case

♦  Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

♦

Amending articles to relax quorum requirements for special resolutions

♦

Re-election of director(s) directly responsible for a company’s fraudulent or criminal act

♦

Re-election of director(s) who holds offices of chairman and CEO

♦

Re-election of director(s) who serve on audit, compensation and nominating committees

♦

Election of directors with service contracts of three years, which exceed best practice and any change in control provisions

♦

Adoption of option plans/grants to directors or employees of related companies

♦

Lengthening internal auditors’ term in office to four years

B.

Shareholder Proposals:

Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders.  Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes.  Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.

1.

When voting shareholder proposals, in general, initiatives related to the following items are supported:

♦  Auditors should attend the annual meeting of shareholders

♦  Election of the board on an annual basis

♦  Equal access to proxy process

♦  Submit shareholder rights plan poison pill to vote or redeem

♦  Undo various anti-takeover related provisions

♦  Reduction or elimination of super-majority vote requirements

♦

Anti-greenmail provisions

♦

Submit audit firm ratification to shareholder votes

♦

Audit firm rotations every five or more years

♦

Requirement to expense stock options

♦

Establishment of holding periods limiting executive stock sales

♦

Report on executive retirement benefit plans

♦

Require two-thirds of board to be independent

♦

Separation of chairman and chief executive posts

2.

When voting shareholder proposals, in general, initiatives related to the following items are not supported:

♦  Requiring directors to own large amounts of stock before being eligible to be elected

♦  Restoring cumulative voting in the election of directors

♦  Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

♦  Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions;

     and the Valdez principles.

♦

Restrictions banning future stock option grants to executives except in extreme cases

3.

Additional shareholder proposals require case-by-case analysis

♦

Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)

♦

Requirements that stock options be performance-based

♦

Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval

♦

Shareholder access to nominate board members

♦

Requiring offshore companies to reincorporate into the United States

Another expression of active involvement is the voting of shareholder proposals.  Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management.  Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots.  Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management.  It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.

Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue.  These activities and others that could be considered expressions of activism are not under consideration at this time.  Should a particular equity company’s policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication.  Columbus Circle’s staff participates in national forums and maintains contacts with corporate representatives.

III.

Conflicts of Interest

Columbus Circle will monitor its proxy voting process for material conflicts of interest. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.

Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest.  As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.

In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or and requires additional company-specific decision-making, Columbus Circle will vote according to the voting recommendation of ISS.  In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

Eff. 01/20/2006

FOX ASSET MANAGEMENT LLC

PROXY VOTING POLICY

Introduction

Fox Asset Management LLC (“Fox”) has adopted and implemented policies (and the procedures into which they are incorporated) that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.  Fox’s authority to vote the proxies of its clients is established by their advisory contracts or similar documentation.  These proxy policies (and the procedures into which they are incorporated) reflect the Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

For those accounts which Fox has undertaken to vote proxies, Fox retains the final authority and responsibility for such voting.  On behalf of its valued clients, Fox:

1.

applies a proxy voting policy consistently;

2.

documents the reasons for voting; and

3.

maintains records of voting activities for clients and regulating authorities.

To facilitate the proxy voting process, Fox utilizes Broadridge’s ProxyEdge system to assist in the process of meeting notifications, voting, tracking, mailing, reporting and record maintenance necessary for the appropriate management of client accounts.  ProxyEdge provides proxy information based on share positions provided directly to Broadridge by the custodian and facilitates Fox’s proxy votes through an automated electronic interface.

Voting Policy

Fox manages client accounts solely in the best interest of the recipients or beneficiaries of the funds it is investing.  Industry standards of care, skill, prudence and diligence are brought to bear on every investment action.  This philosophy of prudence is applied to proxy voting as well.

Fox purchases an equity, focusing on the ability of the company’s board of directors and senior management to improve shareholder value.  However, the confidence in management shown by Fox’s purchase of the stock does not transfer to automatic voting procedures whereby Fox “rubber stamps” its wishes on the proxy ballot.

Fox views the proxy as an economic instrument, and makes proxy voting decisions based on financial criteria when present.  At the same time, decisions will, whenever possible, protect the rights of its clients as shareholders.  Thus, in making a proxy voting decision, two primary considerations are in effect: first, the economic impact of the proposal; and second, the impact of the proposal on shareholder rights.

For Fox’s clients who are supportive of timely--and sometimes controversial--social issues, Fox will attempt to vote proxies in a manner that reflects their perspective.  However, it should be noted that Fox will support a social ballot item only after a careful assessment of the extent to which the outcome that is advocated in the social proposal would impair or injure the company’s chances to fulfill its mission and meet its growth targets.

Therefore, to summarize all votes will be reviewed on a case-by-case basis and no issues will be considered routine.  Each issue will be considered in the context of the company under review and the account for which Fox is voting.  In other words, proxy voting guidelines are just that – guidelines.  When company- and client-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

Keeping in mind the concept that no issue is considered “routine,” outlined below are general voting parameters on various types of issues when there are no company- and client-specific reasons for voting to the contrary.

Approval of Independent Auditors

Fox believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, and closely allied audit–related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee.  Fox will also consider the reputation of the auditor and any problems that may have arisen in the auditor’s performance of services.

Taft-Hartley Voting

Fox’s Taft-Hartley proxy voting standards are based on the AFL-CIO Proxy Voting Guidelines, which comply with all fiduciary standards delineated by the U.S. Department of Labor.  Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act, or ERISA.  ERISA sets forth the tenets under which pension fund assets must be managed and invested.  Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence.  The duty of loyalty requires that the voting fiduciary exercise proxy-voting authority solely in the interest of participants and plan beneficiaries.  The duty of prudence requires that decisions be made based on financial criteria, when present, and that a clear process exists for evaluating proxy issues.

This policy crafted to meet these requirements by promoting long-term shareholder value.  Fox will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan beneficiaries and participants.

Fox’s Taft-Hartley proxy voting guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests and tender offer defenses—major voting items that can have a significant effect on long-term shareholder value.  In addition, Fox considers  workplace issues that may have an impact on corporate performance, including:

•

Corporate policies that affect job security and wage levels;

•

Corporate policies that affect local economic development and stability;

•

Corporate responsibility to employees and communities; and

•

Workplace safety and health issues.

Management Proposals

1)

When voting on common, management-sponsored initiatives, Fox generally, although not always, votes in support of management.

a)

Uncontested election of directors

i)

Fox will assess the attendance.  Poor attendance can be defined as failing to attend 75% of the scheduled board meetings.  Other factors to consider are poor company performance as measured against industry group, the independent nature of board and committees, past executive compensation practices, and negligent director oversight.

ii)

In re-electing incumbent directors, the long-term performance of the company relative to its peers—Fox will not vote to re-elect a board if the company has had consistent poor performance relative to its peers in the industry, unless the board has taken or is attempting to take steps to improve the company’s performance.

iii)

Existence of any prior SEC violations and/or other criminal offenses—Fox will not vote in favor of a director nominee who, to Fox’s actual knowledge, is the subject of SEC or other criminal enforcement actions.

b)

Approval of auditors provided they are independent as per the Sarbanes-Oxley Act.

c)

Directors’ liability and indemnification proposals will be supported if the provisions conform to state law.  However, provisions which limit liability for breach of duty and gross negligence.

d)

General updating or passing corrective amendments to charter.

e)

Elimination of preemptive rights.

f)

Approval of a stock split.

g)

Separate the positions of Chairman and Chief Executive Officer.

2)

When voting items that have a potential positive financial or best interest impact, Fox generally, although not always, votes in support of management.

a)

Capitalization changes which eliminate other classes of stock and differential voting rights.

b)

Changes in common stock authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization.

c)

Stock purchase plans that conform to Section 423 of the Internal Revenue Code.

d)

Other stock-based plans which are appropriately structured.

e)

Reductions in supermajority vote requirements.

f)

Adoption of antigreen mail provisions.

g)

Mergers and acquisitions that are positive to shareholders after considering the following criteria: anticipated financial and operating benefits; offer price  (cost v. premium); prospects of the combined companies; how the deal was negotiated; changes in corporate governance and their impact on shareholder rights, long-term shareholder value preserved by assessing the impact on the company stakeholders including community and work force, and competitiveness strengthened through synergy, not devaluation of assets.

h)

Mutual Funds: Approve or amend investment advisory agreement if there is no fee increase or if the fee is comparable to similar funds.

i)

Mutual Funds: Approve change in fundamental investment policies if there is no significant change in risk or in investment objective.

3)

When voting items that have potential negative financial or best interest impact, Fox generally, although not always, votes to oppose management.

a)

Elimination of cumulative voting.

b)

Capitalization changes which add classes of stock that are “blank check” in nature or that dilute the voting interests of existing shareholders.

c)

Increases in capitalization authorization greater than 50% where management does not offer an appropriate rationale for the increase or that appears to be contrary to the best interests of existing shareholders.

d)

Anti-takeover provisions which serve to prevent the majority of shareholders from exercising their rights or which effectively deter appropriate tender offers and other offers.

e)

Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions.

f)

Classified board of directors.

g)

Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or which trigger provisions which prevent legitimate offers from proceeding.

h)

Excessive Compensation or non-salary compensation-related proposals.

i)

Excessive change-in-control provisions embedded in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

j)

Approve or amend director age restrictions.

k)

Adjournment of meeting in order to solicit additional votes.

l)

“Other businesses as properly come before the meeting” proposals which give a “blank check” to those acting as proxy.

Shareholder Proposals

Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders.

All shareholder proposals are examined closely to determine long-term economic impact and the impact on the interests of shareholders.

1)

When voting shareholder proposals, Fox in general supports the following items:

i)

Adoption of CERES Principles.

ii)

Anti-greenmail provisions.

iii)

Auditors should attend the annual meeting of shareholders.

iv)

Bylaw or charter amendments to be made only with shareholder approval.

v)

Confidential voting.

vi)

Election of the board on an annual basis (declassify the board).

vii)

Elimination of outside directors’ retirement benefits.

viii)

Establishing independent audit, nominating, or compensation committees.

ix)

Expanded reporting of financial or compensation information, within reason.

x)

Opting-out of state business combination provisions.

xi)

Reduction or elimination of supermajority vote requirements.

xii)

Requiring a majority of independent directors on the board.

xiii)

Submit shareholder rights plan (poison pill) to vote, or redeem the plan.

xiv)

Undo various anti-takeover related provisions.

b)

Specific Considerations for Labor Organizations or Mandates

i)

Corporate conduct and human rights.  Principles relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union and China).

ii)

Equality principles on sexual orientation.

iii)

Fair lending resolutions that call for financial institutions to comply with lending regulations and/or establish fair lending goals.

iv)

Proposals regarding equal employment opportunities and discrimination.

v)

Reports on foreign military sales and economic conversion facilities.

c)

Specific Considerations for Religious Organizations or Mandates

i)

Human resources issues.

ii)

Maquiladora Standards and International Operations Policies.

iii)

McBride Principles.

iv)

Military Business.

v)

Proposals regarding equal employment opportunities and discrimination.

vi)

Requests that companies end their production of legal, but socially questionable, products.

d)

Specific Considerations for Socially Conscious Organizations or Mandates

i)

Energy and the environment.

ii)

Equal credit opportunity.

iii)

Equality principles on sexual orientation.

iv)

Human resources issues.

v)

Maquiladora Standards and International Operations Policies.

vi)

Military business.

vii)

Northern Ireland and other human rights related issues.

viii)

Proposals regarding equal employment opportunities and discrimination.

ix)

Requests that companies end their production of legal, but socially or morally questionable, products.

2)

When voting shareholder proposals, Fox in general opposes the following items:

i)

Adoption of labor standards for foreign and domestic suppliers.

ii)

Establishing a mandatory retirement age for directors.

iii)

Limiting tenure of directors.

iv)

Proposals which require inappropriate endorsements or corporate actions.

v)

Reports which are costly to provide, would require duplicative efforts, would require expenditures which are of a non-business nature, or would provide no pertinent information from the perspective of ERISA shareholders.

vi)

Requiring directors to own stock before being eligible to be elected.

vii)

Restrictions related to social, political, or special interest issues which negatively impact the ability of the company to do business or be competitive.

b)

Specific Considerations for Labor Organizations or Mandates

i)

Spin-off of defense business and tobacco-related business.

c)

Specific Considerations for Religious Organizations or Mandates

i)

Equality principles on sexual orientation.

d)

Specific Considerations for Socially Conscious Organizations or Mandates

i)

No specific provisions.

3)

When voting shareholder proposals, Fox in general abstains on the following items:

i)

Energy and the environment.

ii)

Equality principles on sexual orientation.

iii)

Human resources issues.

iv)

Maquiladora Standards and International Operations Policies.

v)

Military business.

vi)

Northern Ireland.

vii)

Proposals regarding equal employment opportunities and discrimination.

viii)

Requests that companies end their production of legal, but socially questionable, products.

b)

Specific Considerations for Labor Organizations or Mandates

i)

No specific provisions.

c)

Specific Considerations for Religious Organizations or Mandates

i)

No specific provisions.

d)

Specific Considerations for Socially Conscious Organizations or Mandates

i)

No specific provisions.

Corporate Governance

Corporate governance issues may include, but are not limited to, the following:

1.

Corporate Defenses.  Although Fox will review each proposal on a case-by-case basis, Fox will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion.  Fox will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders or greatly alter the balance of power between shareholders on one side, and management and the board on the other.

2.

Corporate Restructuring.  These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations.  In determining the vote on these types of proposals, Fox will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company’s long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

Identification and Resolution of Conflicts with Clients

As fiduciaries of their clients, Fox puts the interests of its clients ahead of its own.  In order to ensure that relevant personnel at Fox are able to identify potential conflicts of interest, Fox will take the following steps:

1)

Quarterly, the Fox Compliance department will seek information from the heads of each department of Fox.  Each department head (operations, wrap, marketing and trading) will be asked to provide a list of significant business relationships or prospective significant business relationships of Fox.  An example would be a brokerage firm or corporate client that represents a large source of assets for Fox.

2)

The CCO will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

3)

The Proxy Administrator will then compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the “Proxy Companies”).  If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Fox CCO and the Chief Investment Officer.

The CCO and the CIO will then determine if a conflict of interest exists between Fox and the client.  If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

1)

If the Proxy Administrator expects to vote the proxy (in consultation with the appropriate Investment Committee member) of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the “Policies), he or she will 1) inform the CCO and the CIO of that fact and, 2) vote the proxies and 3) record the existence of the conflict and the resolution of the matter.

2)

If the Proxy Administrator intends to vote (in consultation with the appropriate Investment Committee member) in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material on the client(s) involved, Fox will seek instruction on how the proxy should be voted from:

a)

The client, in the case of an individual or corporate client;

b)

In the case of a Fund its board of directors, or any committee identified by the board; or

c)

The advisor, in situations where Fox acts as a sub-advisor to such advisor.

Fox Asset Management will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, fund board or the advisor, as the case may be, fails to instruct Fox on how to vote the proxy, Fox will generally abstain from voting in order to avoid the appearance of impropriety.  If however, the failure of Fox to vote its client’s proxies would have a material adverse economic impact on Fox’s clients’ securities holdings in the Conflicted Company, Fox may vote such proxies to protect its clients’ interests.  In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

Recordkeeping

Fox will maintain records relating to the proxies it votes on behalf of its clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended.  Those records will include:

•

A copy of Fox’s proxy voting policies and procedures;

•

Proxy statements received regarding client securities (if such proxies are available on the SEC’s EDGAR system or a third party undertakes to promptly provide a copy of such documents to Fox, Fox does not need to retain a separate copy of the proxy statement);

•

A record of each vote cast;

•

A copy of any document created by Fox that was material to making a decision on how to vote a proxies for a client or that memorializes the basis for such a decision; and

•

Each written client request for proxy voting records and Fox’s written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of Fox for two years after they are created.

**************

Proxy Voting Policy
and Procedure Manual

JUNE 30, 2004

AMENDED

MARCH 31, 2005

MAY 16, 2005

MARCH 31, 2007

AUGUST 30, 2007

MARCH 31, 2008

June 25, 2008

September 22, 2009

April 1, 2010

CONTENTS

GENERAL
Introduction General Guidelines Proxy Committee Conflicts of Interest Recordkeeping and Disclosure

PROPOSALS USUALLY VOTED FOR	0

Adjustments to Par Value of Common Stock

Annual Election of Directors

Appraisal Rights

Blank Check Preferred Authorization

Chairman and CEO are the Same Person

Changing Corporate Name

Confidential Voting

Cumulative Voting

Delivery of Electronic Proxy Materials

Director Nominees in Uncontested Elections

Election of CEO Director Nominees

Election of Mutual Fund Trustees

Equal Access

Fair Price Provisions

Golden and Tin Parachutes

Independent Audit, Compensation and Nominating Committees

Majority Voting

OBRA-Related Compensation Proposals

Ratifying Auditors

Reverse Stock Splits

Share Cancellation Programs

Shareholder Ability to Alter the Size of the Board

Shareholder Ability to Remove Directors

Share Repurchase Programs

Stock Distributions: Splits and Dividends

White Squire Placements

PROPOSALS USUALLY VOTED AGAINST	3

Charitable and Political Contributions

Common Stock Authorization

Director and Officer Indemnification and Liability Protection

Shareholder Ability to Act by Written Consent

Shareholder Ability to Call Special Meetings

Shareholder Ability to Remove Directors

Staggered Director Elections

Stock Ownership Requirements

Supermajority Shareholder Vote Requirements

Term of Office

Unequal Voting Rights

PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE	5
401(k) Employee Benefit Plans Compensation Plans Employee Stock Ownership Plans Executive Compensation Advisory Resolutions (“Say-on-Pay”) Stock Option Plans

PROPOSALS REQUIRING SPECIAL CONSIDERATION	6

Asset Sales

Bundled Proposals

Corporate Restructuring

Debt Restructurings

Delisting a Security

Director Nominees in Contested Elections

Disclosure of Prior Government Service

Environment and Social issues

Animal Rights

Energy and Environment

Equal Employment Opportunity and Discrimination

Human Resource Issues

Maquiladora Standards and International Operations Policies

Military Business

Northern Ireland

Product Integrity and Marketing

Third World Debt Crisis

Golden Coffins

Greenmail

Liquidations

Mergers and Acquisitions

Mutual Fund Distribution Agreements

Mutual Fund Fundamental Investment Restrictions

Mutual Fund Investment Advisory Agreement

Poison Pills

Preemptive Rights

Proxy Contest Defenses

Reimburse Proxy Solicitation Expenses

Reincorporation Proposals

Shareholder Advisory Committees

Shareholder Proposals to Limit Executive and Director Pay State Spin-offs

Takeover Statutes

Tender Offer Defenses

1. GENERAL

A.

Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940.  In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority.  Each Proxy Voting Service has a copy of Loomis Sayles’ Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles’ Procedures and the Proxy Voting Service’s own research.  Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.

General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.

Client’s Best Interest.  Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2.

Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.

Stated Policies.  These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.

Abstain from Voting.  Our policy is to vote-not abstain from voting on issues presented unless the client’s best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.

5.

Oversight.  All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.

Availability of Procedures.  Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.

Disclosure of Vote.  Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles’s representatives.

8.

Disclosure to Third Parties.  Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

A.

Proxy Committee.

1.

Proxy Committee.  Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience.  Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.

Duties.  The specific responsibilities of the Proxy Committee, include,

a. to develop, authorize, implement and update these Proxy Voting Procedures, including

(i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

b. to oversee the proxy voting process, including;

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

c. to engage and oversee third-party vendors, including Proxy Voting Services; and

d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

     3. Standards.

a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

B.

Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest.  First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures.  Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions.   However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps:  (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy

Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

C.

Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act.  The records include:  (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2. PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock:  Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights:  Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Blank Check Preferred Authorization:

A.

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.

Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name:  Vote for changing the corporate name.

Confidential Voting:  Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.  Vote for management proposals to adopt confidential voting.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials:  Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Director Nominees in Uncontested Elections:

A.

Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B.

Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders.  Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed.  Review on a case-by-case basis votes against members of the Compensation Committee when the Proxy Voting Service determines that issuer performance and executive compensation are not appropriately linked.  A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

Election of CEO Director Nominees:  Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees.  Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees.  Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

Election of Mutual Fund Trustees:  Vote for nominees that oversee less than 60 mutual fund portfolios.  Review nominees on a case-by-case basis if the number of mutual fund portfolios over which a nominee has oversight is 60 or greater and the portfolios have a similar investment strategy.

Equal Access:  Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:

A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:

A.

Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of Directors/Trustees.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.

C.

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D.

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:

A. Generally vote for proposals to ratify auditors.

B.

Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.  In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification.

Reverse Stock Splits:  Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Share Cancellation Programs:  Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.

Shareholder Ability to Alter the Size of the Board:

A.

Vote for proposals that seek to fix the size of the board.

B.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs:  Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends:  Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements:  Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Charitable and Political Contributions: Vote against shareholder proposals regarding charitable and political contributions.

Common Stock Authorization:  Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.  A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:

A.

Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B.

Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director's legal expenses would be covered.

Shareholder Ability to Act by Written Consent:  Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings:  Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Remove Directors:

A.

Vote against proposals that provide that directors may be removed only for cause.

B.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements:  Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements:  Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights:  Vote against dual class exchange offers and dual class recapitalizations.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE
   PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans:  Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).  A recommendation of the Proxy Voting Service will generally be followed.

Executive Compensation Advisory Resolutions (“Say-on-Pay”):  A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.

Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

B.

Actual executive compensation advisory votes will be considered on a case-by-case basis.

Stock Option Plans:  A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.

Vote against plans which expressly permit repricing of underwater options.

B.

Vote against proposals to make all stock options performance based.

C.

Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D.

Vote for proposals that request expensing of stock options.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals:  Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Corporate Restructuring:  Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Debt Restructurings:  Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security:  Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service:  Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Animal Rights:  Proposals that deal with animal rights.

Energy and Environment:  Proposals that request companies to file the CERES Principles.

Equal Employment Opportunity and Discrimination:  Proposals regarding equal employment opportunities and discrimination.

Human Resources Issues:  Proposals regarding human resources issues.

Maquiladora Standards and International Operations Policies:  Proposals relating to the Maquiladora Standards and international operating policies.

Military Business:  Proposals on defense issues.

Northern Ireland:  Proposals pertaining to the MacBride Principles.

Product Integrity and Marketing:  Proposals that ask companies to end their production of legal, but socially questionable, products.

Third World Debt Crisis:  Proposals dealing with third world debt.

Golden Coffins:  Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.

Greenmail:

A.

Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B.

Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations:  Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions:  Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements:  Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

Mutual Fund Fundamental Investment Restrictions:  Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement:  Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:

A.

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

C.

Review on a case-by-case basis management proposals to ratify a poison pill.

Preemptive Rights:  Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals:  Proposals to change a company's domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:

A.

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B. Review on a case-by-case basis (I) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.  Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs:  Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes:  Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

Oak Associates, ltd.

Proxy Voting Procedures and Policies

I.

INTRODUCTION

Proxy voting is an important right of the shareholders.  When Oak Associates, ltd. has discretion to vote the proxies of its clients, two principles guide the voting: advancing the economic interests of our clients and protecting their rights as beneficial owners of the corporation in whose securities we invest.

The client relationships in which Oak will vote the proxies include:

•

Employee benefit plans and other clients subject to ERISA.

•

Plans and other institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to Oak Associates, ltd.

•

The registered investment companies (“Oak Associates Funds”) advised by Oak Associates, ltd.

•

Wrap fee programs that have delegated proxy-voting responsibility to Oak Associates, ltd.

For those advisory clients who have retained proxy-voting responsibility, Oak Associates, ltd. has no authority and will not vote any proxies for those client portfolios.  Generally, the clients that have retained proxy-voting responsibility are individuals and their related accounts.

This document summarizes our voting policies on both management and shareholder proposals.  Our policies cover the issues that we most frequently encounter.

I.

ROLE OF INVESTMENT COMMITTEE

1.

The Investment Committee, which is the committee consisting of all the Portfolio Managers, Research Analysts and the Compliance Officer, is designated as the Firm’s policy-making body with respect to proxy voting guidlines.

2.

The Investment Committee determines the Statement of Policy, which is set forth as Section IV of this policy.

3.

The Investment Committee delegates to company/industry analysts to determine how to vote proxies with respect to issues that are not indicated by the Statement of Policy.

4.

The Investment Committee will delegate decisions with respect to specific proxy issues to one of the Portfolio Managers or Research Analysts who is most familiar with the issuer and its business.

5.

The Analyst or Portfolio Manager may determine to vote proxies in a manner that differs from the Statement of Policy if the Investment Committee believes that not voting in accordance with the Investment Policy is in the best interest of the client.

II.

PROXY VOTING PROCEDURES

1.

Oak Associates, ltd. has retained a third party, Institutional Shareholder Services (ISS), to assist it in coordinating and voting proxies with respect to client securities.  Oak’s Compliance Officer shall monitor ISS to assure that all proxies are being properly voted and appropriate records are being retained.

2.

All proxies received by Oak Associates, ltd. will be sent to ISS to coordinate and vote proxies.  ISS will:

A.

Keep a record of each proxy received;

B.

Determine which accounts managed by Oak Associates, ltd. hold the security to which the proxy relates;

C.

Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which Oak must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

3.

The Compliance Officer will identify any conflicts that exist between the interests of Oak and its clients.  This examination will include a review of the relationship of Oak with the issuer of each security to determine if the issuer is a client of Oak or has some other relationship with Oak.

III.

STATEMENT OF POLICY

Oak Associates, ltd. believes that voting proxies in accordance with the following policies is in the best interest of the separate account clients and mutual fund shareholders.

For Taft Hartley clients, Oak will vote those proxies in accordance with the recommendations made by Institutional Shareholder Services (ISS) Proxy Voter Services (PVS) unless Oak is directed by the Taft Hartley client not to use the ISS services.  PVS is dedicated to voting proxies for Taft Hartley plans.

1.

Routine Items:

•

Oak will generally vote FOR the election of directors (where no corporate governance issues are implicated).

•

Oak will generally vote FOR an independent chairman of the board.

•

Oak will generally vote AGAINST directors with poor attendance.

•

Oak will generally vote FOR tying bonuses to performance.

•

Oak will generally vote AGAINST shareholder resolutions to limit the tenure of directors.

•

Oak will generally vote FOR the selection of independent auditors.

•

Oak will generally vote FOR increases in or reclassification of common stock.

•

Oak will generally vote FOR management recommendations on indemnification and liability limitations for officers and directors.

•

Oak will generally vote AGAINST shareholder proposals to limit indemnification and liability limitations.

•

Oak will generally vote FOR changes in the board of directors (where no corporate governance issues are implicated).

•

Oak will generally vote FOR outside director compensation.

•

Oak will generally vote AGAINST expensing options.

2.

Non-Routine:

•

Oak will generally vote FOR shareholder resolutions requesting the adoption of confidential voting.

•

Oak will generally vote AGAINST management resolutions to implement fair price procedures.

•

Oak will generally vote AGAINST management proposals to introduce several classes of voting stock with unequal voting rights.

•

Oak will generally vote AGAINST management proposals to institute supermajority rules.

•

Oak will generally vote FOR a proposed reverse split of a company’s common stock.

•

Oak will generally vote FOR shareholder proposals that a company opt out of various anti-takeover statues.

3.

General Voting Policy

If the proxy includes a Routine Item that implicates corporate governance changes or a Non-Routine Item where no specific policy applies, then the Investment Committee will review the proxy and determine how the proxies should be voted on a case-by-case basis.

Oak Associates, ltd. also seeks to avoid any conflicts that may arise in the review and voting of client proxies.  In the event any Potential or Actual Conflict of Interest may arise, Oak will disclose the circumstances of any such conflict to client(s) and in most cases either forward the proxy materials to the client to vote, vote according to ISS recommendations or take such other action as may be appropriate under the particular circumstances.

I.

DISCLOSURE

Oak Associates, ltd. will make available these policies and procedures on the Oak Associates, ltd. website at www.oakassociates.com.

Oak Associates, ltd. will disclose a concise summary of the firm’s proxy policy and procedures and indicate in its Form ADV Part II that clients may contact Client Services via e-mail or by telephone in order to obtain information on how Oak voted such client’s proxies, and to request a copy of these procedures and policies.  If a separate account client requests this information, Client Services will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how Oak voted the client’s proxy.

Our Form ADV disclosures will be amended whenever these procedures and policies are updated.

II.

RECORDKEEPING

The Compliance Officer has overall responsibility for maintaining files and records regarding Oak Associates, ltd. proxy policies and practices in an appropriate manner and for the required period, i.e., two years on-site in Oak Associates, ltd. offices and at least an additional three years off-site in secure and accessible facilities.  The firm’s recordkeeping procedures include the following:

•

Oak Associates, ltd. maintains relevant records, in paper or electronic format, i.e., internally and EDGAR, including proxy statements, related research materials, proxy ballots and votes, on an issuer and client basis.

•

Oak Associates, ltd. also maintains an annual file of records of any written client requests for proxy voting information for their portfolio securities and provides information to clients as requested.

July 9, 2008

  THE M.D. SASS ORGANIZATION

PROXY VOTING POLICY

The Investment Advisers Act of 1940 imposes on us as an investment manager a general fiduciary responsibility to act in the best interest of our clients.

In cases where voting authority has been delegated to us, we have determined that, as a general matter, it is consistent with those responsibilities to support the management position on many issues presented for stockholder approval.  Where we believe that support for the management position conflicts with our fiduciary responsibilities to investors, or where support for the management position would materially diminish stockholder rights, we will vote against the management position.

Voting decisions will be made based on what is in the best economic interest of our clients.

GENERAL POLICIES WITH RESPECT TO SPECIFIC PROPOSALS

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of plan participants and beneficiaries, we will generally vote FOR the following proposals if we believe they are in the best interests of our clients.  Additional considerations effecting the decision to vote for are listed below:

a.

Election of management slate of directors – consider board independence as well as long term performance of the   directors and the company.

In voting on entire Board:

(i) 2/3 of the Directors should be independent (have only one connection to the corporation which is the directorship   or if the person is a rank and file employee). A more complete definition is attached as Exhibit A.

(ii) Consider company’s long-term value growth as judged by performance indicators.

(iii) Consider actions taken by the Board that may not be in the Company’s long term best interest i.e. awarding themselves excessive compensation.

(iv) Consider the Board’s responsiveness to shareholder concerns – proposals.

In voting on individual Directors:

(i) Committees – Audit, Nominating and Compensation may be required to be 100% composed of independent directors.  This should be considered and vote against non-independent director nominee serving on these committees.  Also consider performance of committees i.e. approving excessive compensation, failing to address auditor conflicts).

(ii) Attendance at 75% of meetings or withhold vote.

(iii) If the Director is employed full time – service on no more than 3 public company Boards.  If retired, no more   than 5 public company Boards.

Contested Elections: consider Board independence, background of proxy contest, evaluate the competing strategic corporate plans, impact on constituents and equity ownership of individual directors.

b.

Appointment of auditors – vote for unless any of the following factors, then vote against ratification:

(i) We determine that there is a change in auditors from prior years and the cause is a disagreement between the terminated auditor and the company on a matter of accounting principles and practices.

(ii) Auditor provides advice on tax avoidance strategies (see tax services in proxy) where we believe this may put auditor in role of advocate for the Company.

(iii) Fees for non-audit services are more than 20 % of all fees, we should be concerned.

(iv) The Company has had the same auditor for more than 7 years.

c.

Cumulative voting.

d.

Profit sharing/remuneration plans.

e.

Pension/retirement plans.

f.

Authorization of new securities if there is no intent to unduly dilute shareholder’s proportionate interest, reverse stock  splits.

(i) Common stock  - support if reasonable and management provides persuasive justification.  Vote against increase of existing authorization by more than 50%.

(ii) Preferred stock – approve unless Board has unlimited rights to set the terms and conditions of the shares.

(iii) Support reverse stock split if management provides reasonable justification.

(iv) Vote against issuance of new classes of stock with unequal voting rights (dual class voting).

g.

Acquisition of property

h.

Asset restructuring

i.

Option/incentive plans and revisions thereof.

(i) Support if performance-based (includes premium price –strike price of 100% + of fair market value on date of    grant or linked to market or industry stock price index).

(ii) Support expensing of stock options.

(iii) Plan should not exceed an annual stock option grant rate of 1 % of shares outstanding to senior executives.

(iv) Vote against a plan that does not prohibit repricing of underwater stock options with new unless Company has a policy against repricing.

(v) Vote against proposal if total dilution of outstanding voting power or shareholders’ equity is greater than 10%

(vi) Vote against reloading (to replace options which have been exercised).

(vii) Oppose plans where more than 10 % of option shares were issued to the top 5 executives in the last year.

(viii) Vote for plans where the executive is required to hold a substantial portion of the award while at the Company   i.e. 75 % of their equity compensation awards, including shares from option exercises.

(ix) Support performance-vesting restricted stock (as opposed to time-lapsing) provided amount of stock granted is   reasonable in proportion to the executive’s total compensation. Executive should be required to hold while at the   Company.

j.

Compensation plans and revisions thereof

(i) Base compensation  should be reasonable  - minimum necessary for retention and recruitment.

(ii) Variable compensation  - support plans that use explicit operating performance benchmarks i.e. improving EPS.

(iii) Executive perks and benefits. – support greater disclosure and oversight; vote against benefit to executives that   exceeds that offered to other employees.

(iv) Golden parachutes – support shareholder approval of them. Vote to eliminate severance package for any senior executive which provides for benefits not generally offered to other Company employees.  Severance plan or stock option “change in control” vesting feature should be contingent upon completion of merger rather than lesser standard  of shareholder approval.

(v) Outside Director Compensation – significant proportion should be stock and subject to reasonable holding   requirements.

(vi) Oppose management proposal to issue tracking stock to reflect performance of a particular business segment.

k.

Increasing indebtedness within prudent limits.

l.

Anti-greenmail amendments

m.

Preemptive rights

n.

Employee related proposals – employee stock purchase plan and high-performance workplace practices (if we conclude in shareholders’ best interests and do not unduly interfere with the Company’s operation). Employees   should have pension choice defined benefit vs. cash-balance plans.

o.

Fair-Price Provisions

p.

Shareholder proposals.

(i) Adoption of codes or policies based on the United Nations’ International Labor Organization’s Fundamental   Conventions  (ILO) (freedom of association, equality, abolition of forced (convict) and child labor and standard supplier resolutions not to do business with suppliers that use forced, child labor etc).

(ii) Reports on human rights.

(ii) MacBride Principles which deal with Northern Ireland.

(iii) Environmental issues – adoption of CERES principles (that encourage Company to protect the environment and health and safety of its employees)

(iv) EEO – proposals for reports on diversity in the workplace if there are no arbitrary or unreasonable goals or   require the Company to hire people who are unqualified for their position.  Support sexual orientation anti-bias   position. Diversity – women and minority group Board members.

(v)  Proposals for reports on financial institutions fair-lending compliance practices.

(vi) Proposals seeking review of business strategies that may present a significant risk to long term corporate value (if the review does not impose undue costs on the Company).

(vii) Analyst independence from investment banking business (IPO allocation) and sell-side research.

(viii) Proposals that provide access to proxy statement to advance non-management candidates unless the access right could be used to promote hostile takeovers.

(ix) Proposal to separate Chairman and CEO – to require an independent Director (who has not been an executive) be Chairman of the Board.  If there is no separation, support proposal to establish a lead independent Director.

(x) Proposals for greater Board and Auditor independence (i.e. audit firm rotation, limit or prohibit non-audit services).

(xi) Proposals asking for additional disclosure of the role of the Board in developing business.

(xii) Proposals that seek greater confidential voting (this does not apply to proxy vote disclosure after the meeting).

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of our clients, we will generally vote AGAINST the following proposals if we believe they are not in the best interests of our clients:

a.

Easing standards of indemnification for directors or corporate officers.

b.

Staggered terms for directors; term limits.

c.

Authorizations of new securities if intent appears to be to unduly dilute stockholder’s proportionate interest.

d.

Poison pill/anti-takeover measures that do not require submission to the Board every 3 years.

e.

Re-incorporation in the State of Delaware if intent is to protect management and directors.

f.

Elimination of waivers of preemptive rights.

g.

Alteration of voting provisions; proportionate ratio of number of shares per vote if not in the best interest of shareholders.

h.

Fair price provisions/amendments.

i.

Granting of stock options to non-employee directors.

j.

Proposals to change the state of incorporation where the effect could be to reduce shareholder’s rights to participate in the decision-making process or present other risks that outweigh benefits. This is also applicable to reincorporation in other countries, particularly offshore tax havens.  Vote against unless:

(i) Criteria for supporting -  Company makes compelling case and the proposal will not harm or weaken shareholder rights or lessen management accountability; will contribute quantifiable benefits to Company’s long term value and not adversely impact Company’s employees and communities where they live.

(ii) Vote against reincorporation in offshore tax haven or to limit Director liability or as takeover defense.

k.

Supermajority voting requirements.

l.

Board size – to be less than 5 or more than 15.

m

Limit or eliminating the Shareholders’ right to call Special Meetings and act by Written Consent without a meeting if provided for in the By-Laws.

n.

Approving other business.

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of our clients, we will vote on issues such as mergers and reorganizations on a case by case basis taking into account the following factors:

a.         Impact of the merger on long-term corporate value, including the prospects of the combined companies.

b.         Anticipated financial and operating benefits.

c.

Offer price (cost vs. premium).

d.

How the deal was negotiated

e.

Changes in corporate governance and their impact on shareholder rights

f.

Impact on key constituents at both companies, including employees and communities.

EXHIBIT A

Independent Director – A director is defined as independent if he or she has only one nontrivial connection to the corporation, that of his or her directorship or is a rank and file employee.  A director generally will not be considered independent if currently or previously employed by the Company or an affiliate in an executive capacity; if employed by a present or former auditor of the Company in the past five years; if employed by a firm that is one of the Company’s paid advisors or consultants; if employed by a customer or supplier with a nontrivial business relationship; if employed by a foundation or university that receives grants or endowments from the Company; if the person has any personal services contract with the Company; if related to an executive or director of the Company; or if an officer of a firm on which the Company’s chairman or chief executive officer also is a board member.

Vaughan Nelson Investment Management, L.P.

Description of Proxy Voting Policy and Procedures

Policy

Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of the firm’s in instances where a material conflict exists.

Approach

Vaughan Nelson has created a Proxy Voting Guideline (“Guideline”) believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material.  The Guideline is the work product of Vaughan Nelson’s Investment Committee and it considers the nature of it’s business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm (Risk Metrics Group), internal research, published information on corporate governance and experience.  The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a “blanket voting approach” cannot be applied.  In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client’s best interest.

Vaughan Nelson, in executing their duty to vote proxies, may encounter a material conflict of interest.  Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, given the nature of Vaughan Nelson’s business, client base, relationships, the types of securities managed and the fact Vaughan Nelson is not affiliated with an investment banking or similar firm.  Notwithstanding, if a conflict of interest arises we will undertake to vote the proxy or proxy issue in the client’s continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson’s part, or casting the vote as indicated by the independent third-party research firm, Risk Metrics Group.

Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted.  These may include:  1) Mutual funds – whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) International Securities – whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) New Accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, or 4) Unsupervised Securities – where the firm does not have a basis on which to offer advice.

In summary, Vaughan Nelson’s goal is to vote proxy material in a manner that is believed to assist in maximizing the value of a portfolio.

Vaughan Nelson’s procedures in practice involve forwarding a listing of client holdings to Risk Metrics Group each day in order to assist with identifying upcoming proxy votes.  Vaughan Nelson arranges for the custodians associated with each client to forward all client proxy forms to Risk Metrics Group.  Once a “proxy analysis” is received from Risk Metrics Group the individual issues are matched to the Vaughan Nelson Proxy Voting Guideline.  Areas not covered by the Guideline (such as votes on mergers/acquisitions) are routed to the portfolio manager for vote indications.  Completed proxy analyses are voted electronically through an interface with Risk Metrics Group who then completes the actual proxy vote on Vaughan Nelson’s behalf.  All analyses with vote indications are retained.  Reports concerning votes made on behalf of an account are accessible through Risk Metrics Group.

DEPRINCE, RACE & ZOLLO, INC.

Policy

Proxy Voting

I. Introduction

Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 (“Advisers Act”) requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request.  Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

DePrince, Race & Zollo, Inc. (“DRZ”) votes proxies for a majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.  In accordance with a pre-determined policy that is disclosed in the clients’ agreements, proxies are typically voted by an independent third party, the Proxy Administrator.  DePrince, Race & Zollo, Inc. has retained RiskMetrics Group as its third-party Proxy Administrator.  Any questions about this document should be directed to our Chief Compliance Officer.

II. Regulatory Background

(A)The Need to Implement a Proxy Voting Policy and Procedures

The SEC has determined that the rule applies to all registered investment advisers that exercise proxy voting authority over client securities.  The SEC has also indicated that advisers with implicit as well as explicit voting authority must comply with the rule.  In particular, the rule applies when the advisory contract is silent but the adviser’s voting authority is implied by an overall delegation of discretionary authority.

(B)Voting Client Proxies

 The SEC has interpreted the duty of care to require an adviser with voting authority to monitor shareholder meeting dates and to vote client proxies.  However, the scope of an adviser’s responsibilities with respect to voting proxies would ordinarily be determined by the adviser’s contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.  The rule does not necessitate an adviser to become a “shareholder activist,” but more practically, allows an adviser to determine whether the costs and expected benefits to clients warrant such activism.

Additionally, the failure to vote every proxy should not necessarily be construed as a violation of an adviser’s fiduciary obligations.  The SEC has noted times when refraining from voting a proxy may be in the client’s best interest, such as when the analysis noted above yields results that indicate the cost of voting the proxy exceeds the expected benefit to the client.  Nevertheless, an adviser must be aware that it may not ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

(C)Implementing Policies and Procedures to Resolve Conflicts of Interest

A challenging aspect to Rule 206(4)-6 has been an adviser’s identification of material conflicts of interest that may influence the manner in which it votes proxies.  Although the SEC has not listed all conflicts of interest that an adviser may encounter when voting clients’ proxies, it has provided guidance with respect to ways in which the policies and procedures may mitigate any existing conflicts of interest.  An adviser could also suggest that the client engage another party to determine how the proxies should be voted, which would relieve the adviser of the responsibility to vote the proxies.

(D)Disclosure Requirements

▪

An investment adviser must disclose to clients how they can obtain information on how client proxies were voted.

▪

A concise summation of the proxy voting process, rather than a reiteration of the adviser’s proxy voting policy and procedures must also be disclosed and that upon client request, the adviser will provide a copy of the policies and procedures.

(E)Recordkeeping Requirements

Amended Rule 204-2 under the Advisers Act requires investments advisers to retain the following documents:

-

Proxy Voting Policies and Procedures;

-

Proxy Statements Received Regarding Client Securities;

-

Records of Votes Cast on Behalf of Clients;

-

Records of Client Requests for Proxy Voting Information; and

-

Any Documents Prepared by the Adviser that were Material to Making a Decision how to Vote, or that Memorialized the Basis for the Decision.

III. Risks

In developing this policy and procedures, DRZ considered numerous risks associated with its voting of client proxies.  This analysis includes risks such as:

•

DRZ does not maintain a written proxy voting policy as required by Rule 206(4)-6.

•

Proxies are not voted in clients’ best interests.

•

Proxies are not identified and voted in a timely manner.

•

Conflicts between DRZ’s interests and the client are not identified; therefore, proxies are not voted appropriately.

•

Proxy voting records and client requests to review proxy votes are not maintained.

DRZ has established the following guidelines as an attempt to mitigate these risks.

IV.  Policy

It is the policy of DRZ to vote client proxies in the interest of maximizing Shareholder Value.  To that end, DRZ will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least.  Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede this policy.  Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent.

V. Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable DRZ to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

1.

DRZ shall maintain a list of all clients for which it votes proxies.  The list will be maintained electronically and updated by the Compliance department who will obtain proxy voting information from client agreements.

All new signed contracts or new account instructions must be sent to the Proxy Administrator no later than ten (10) days from the date a new account starts trading.  Alternatively, DRZ’s Operations department, as part of the account opening procedure, will inform the Proxy Administrator that DRZ will vote proxies for the new client.

2.

DRZ shall work with the client to ensure that the Proxy Administrator is the designated party to receive proxy voting materials from companies or intermediaries.  To that end, new account forms of broker-dealers/custodians will state that the Proxy Administrator should receive this documentation.   The designation may also be made by telephoning contacts and/or client service representatives at broker-dealers/custodians.

These intermediaries will be informed to direct all proxy materials to our designated Proxy Administrator.

3.

The Proxy Administrator shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.  The Compliance department of DRZ shall receive and review current proxy information from the Proxy Administrator on a routine basis to ensure that all proxies are being received and voted.

4.

The Proxy Administrator will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

For any client who has provided specific voting instructions, the Proxy Administrator shall vote that client’s proxy in accordance with the client’s written instructions.

Proxies for client’s who have selected a third party to vote, and whose proxies were received by DRZ, shall be forwarded back to the client for voting and submission.

Proxies received after the termination date of a client relationship will not be voted.  Such proxies should be delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to DRZ or to the Proxy Administrator.

5.

The Proxy Administrator will provide to the appropriate investment officers (portfolio managers) the proxy solicitations and materials for review if not covered by DRZs guidelines.

6.

DRZ shall compare the cost of voting the proxy to the benefit to the client.  In the event that the costs of voting appear to outweigh the benefits, DRZ shall document such rationale and maintain the documentation in the permanent file (for example, voting a foreign security may require additional costs that overshadow the benefits).  The Proxy Administrator will then be notified accordingly.

7.

The Proxy Administrator will reasonably try to assess any material conflicts between DRZ’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

8.

So long as there is no material conflicts of interest identified, the Proxy Administrator will vote proxies according to the guidelines set forth above.  DRZ may also elect to abstain from voting if it deems such abstinence in its clients’ best interests.  The rationale for the occurrence of voting that deviates from the guidelines will be documented and the documentation will be maintained in the permanent file.

9.

If the Proxy Administrator detects a conflict of interest, the following process will be followed:

a.

The Proxy Administrator will, as soon as reasonable practicable, contact the Compliance Officer of DRZ.  The Compliance Officer will convene the Proxy Voting Committee (the “Committee”).  Members of the Committee include the persons listed on Attachment A, none of which directly reports to another member of the Committee.  The Compliance Officer will serve as chairperson.

b.

The Compliance Officer, at inception of the Committee meeting, will appoint Secretary, whose role it will be to keep careful and detailed minutes.

c.

The Compliance Officer will identify for the Committee the issuer and proposal to be considered.  The Compliance Officer will also identify the conflict of interest that has been detected.  The Compliance Officer will also identify the vote that he believes is in the interest of shareholder value and the reasons why.

d.

The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote.  Members of the Committee may wish to consider the following questions:

•

Whether adoption of the proposal would have a positive or negative impact on the issuer’s short term or long-term value.

•

Whether the issuer has already responded in some appropriate manner to the request embodied in a proposal.

•

Whether the proposal itself is well framed and reasonable.

•

Whether implementation of the proposal would achieve the objectives sought in the proposal.

•

Whether the issues presented would best be handled through government or issuer-specific action.

a.

Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee his decision on whether DRZ will vote for or against the proposal.  Members of the Committee are prohibited from abstaining from the Committee vote and are prohibited from recommending that DRZ refrain from voting on the proposal, although “abstain” votes are permitted.   The Secretary will record each member’s vote and the rationale for his decision.

f.

After each member of the Committee has announced his vote, the Secretary will tally the votes.  The tally will result in one of the following two outcomes:

▪

If all members of the committee have voted in the same direction on the proposal, all of DRZ’s proxies for that proposal will be voted in such direction.  The Secretary will document the unanimous vote and all minutes will be maintained in the permanent file.

▪

If a unanimous decision cannot be reached by the Committee, DRZ will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which DRZ should vote on the proposal.  The proxy voting service’s or consultant’s determination will be binding on DRZ.

1.

The Proxy Administrator shall be informed of the results and shall collect and submit the proxy votes in a timely manner.

2.

All proxy votes will be recorded on the attached DRZ Proxy Voting Record or in another suitable place.  In either case, the following information will be maintained:

1.

The name of the issuer of the portfolio security;

2.

The exchange ticker symbol of the portfolio security;

3.

The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

4.

The shareholder meeting date;

5.

The number of shares DRZ is voting on firm-wide;

6.

A brief identification of the matter voted on;

7.

Whether the matter was proposed by the issuer or by a security holder;

8.

Whether or not DRZ cast its vote on the matter;

9.

How DRZ cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

10.

Whether DRZ cast its vote with or against management; and

11.

Whether any client requested an alternative vote of its proxy.

In the event that DRZ votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires DRZ to vote a certain way on an issue, while DRZ deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

VI. Conflicts of Interest

The following is a non-exhaustive list of potential conflicts.  DRZ continually monitors these potential conflicts to determine if they exist:

▪

Conflict: DRZ retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in DRZ’s client portfolios.  For example, DRZ may be retained to manage XYZ’s pension fund.  XYZ is a public company and DRZ client accounts hold shares of XYZ.  This type of relationship may influence DRZ to vote with management on proxies to gain favor with management.  Such favor may influence XYZ’s decision to continue its advisory relationship with DRZ.

▪

Conflict: DRZ retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in DRZ’s client portfolios.  The similar conflicts of interest exist in this relationship as discussed above.

▪

Conflict: DRZ’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.  For example, the spouse of a DRZ employee may be a high-level executive of an issuer that is held in DRZ’s client portfolios.  The spouse could attempt to influence DRZ to vote in favor of management.

▪

Conflict:  DRZ or an employee(s) personally owns a significant number of an issuer’s securities that are also held in DRZ’s client portfolios.  For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy.  The employee(s) could oppose voting the proxies according to the policy and successfully influence the Proxy Administrator to vote proxies in contradiction to the policy.

▪

Conflict:  DRZ or its affiliates has a financial interest in the outcome of a vote, such as when DRZ receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

Resolution:  Upon the detection of a material conflict of interest, the procedure described under
Item 9 of the Procedures for Identification and Voting of Proxies section above will be followed.

We realize that due to the difficulty of predicting and identifying all material conflicts, DRZ must rely on its employees to notify the Compliance Officer of any material conflict that may impair DRZ’s ability to vote proxies in an objective manner.  Upon such notification, the Compliance Officer will notify Greg DePrince of the conflict, who will recommend an appropriate course of action.

In addition, the Compliance Officer will report any attempts by others within DRZ to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy.  The Compliance Officer should report the attempt to Greg DePrince or outside counsel.

VII. Reconciliation

Because DRZ manages institutional clients, large investment positions may be held at a number of different custodians at any given time making it unfeasible for DRZ to reconcile client proxies each time a vote occurs.  Therefore, DRZ shall follow these procedures for reconciling proxies:

•

On a case-by-case basis, DRZ shall make the determination of whether it deems a proxy to be material.  Among other things, DRZ may take the following factors into consideration when making this determination: the nature of the vote and the number of shares held in client accounts versus the total shares outstanding.

•

If deemed to be material, DRZ will check to see if the proxy is for a security for which it files a Form 13G.

•

If the proxy is deemed to be material and is for a security for which it files a Form 13G, DRZ shall then take steps to reconcile the number of proxies to the number of shares held in client accounts.

The Compliance Officer shall maintain documentation of this reconciliation process.  In the event that the proxies are unable to reconcile to the number of shares, the Compliance Officer shall document the reason (i.e. client opted to participate in a securities lending program and therefore does not get to vote proxies for any securities out on loan) and resolution taken, if any.

VIII. Recordkeeping

DRZ must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business.  The Compliance Officer will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

▪

Any request, whether written (including e-mail) or oral, received by any employee of DRZ, must be promptly reported to the Compliance Officer.  All written requests must be retained in the permanent file.

▪

The Compliance Officer will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

▪

DRZ will make every effort to fulfill each individual client request for Proxy Voting information in the client’s prescribed format.  In the event that DRZ cannot, and in order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Compliance Officer may distribute to any client requesting proxy voting information the COMPLETE proxy voting record of DRZ for the period requested.

Should the COMPLETE proxy voting record by distributed to a client(s), it will contain the following legend:  “This report contains the full proxy voting record of DRZ.  If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

▪

Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days).  Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request.  The written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

▪

Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy Voting Policy and Procedures:

▪

This Proxy Voting Policy and Procedures

▪

“Concise” Proxy Policy and Procedure separate disclosure document sent to clients by August 6, 2003 and offered annually.

Proxy statements received regarding client securities:

▪

Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: DRZ is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

▪

DRZ Proxy Voting Record.

▪

Documents prepared or created by DRZ that were material to making a decision how to vote, or that memorialized the basis for the decision.  This includes Committee Minutes.

▪

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc, that were material in the basis for the decision.

IX. Disclosure

▪

DRZ will ensure that Item 1D of Form ADV, Part II is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

X. Proxy Solicitation

As a matter of practice, it is DRZ’s policy to not reveal or disclose to any client how DRZ may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.  DRZ will never disclose such information to unrelated third parties.

The Chief Compliance Officer is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients.  At no time may any employee accept any remuneration in the solicitation of proxies.  The Chief Compliance Officer shall handle all responses to such solicitations.

XI. Class Actions

If “Class Action” documents are received by DRZ on behalf of its Funds, DRZ will ensure that the Funds either participate in, or opt out of, any class action settlements received.  DRZ will determine if it is in the best interest of the Funds to recover monies from a class action.  The Portfolio Manager covering the company will determine the action to be taken when receiving class action notices.  In the event DRZ opts out of a class action settlement, DRZ will maintain documentation of any cost/benefit analysis to support its decision.

If “Class Action” documents are received by DRZ for a private client, i.e. separate managed account, DRZ will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion.  The decision of whether to participate in the recovery or opt-out may be a legal one that DRZ is not qualified to make for the client.  Therefore DRZ will not file “Class Actions” on behalf of any client.

ATTACHMENT A

DEPRINCE, RACE & ZOLLO, INC.

LIST OF PROXY VOTING COMMITTEE MEMBERS

The following is a list, as of July 1, 2003, of the members of DRZ’s proxy voting committee:

Member 1

John Race

Member 2

Greg DePrince

Member 3

Victor Zollo

ARMORED WOLF, LLC

DESCRIPTION OF PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES

Armored Wolf (“AW”) has adopted the following Policies, Guidelines and Procedures pursuant to Rule 206(4)-6 under the Advisors Act.

General Policy

AW believes that proxy voting rights are a valuable portfolio asset and an important part of our investment process, and AW exercises its voting responsibilities solely with the goal of serving the best interests of its clients as shareholders of a company. AW believes that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that AW believes enhance shareholder value. In determining how to vote on any proposal, AW will consider the proposal’s expected impact on shareholder value and will not consider any benefit to us, at AW, or our employees or affiliates.

AW considers the reputation, experience and competence of a company’s management when AW evaluates the merits of investing in a particular company, and AW invests in companies in which AW believes management goals and shareholder goals are aligned. Therefore, on most issues, we will cast our votes in accordance with management’s recommendations. This does not mean we do not care about corporate governance. Rather, it is a confirmation that our process of investing with shareholder aligned management is working. However, when we believe management’s position on a particular issue is not in the best interests of AW’s clients and their shareholders, AW will vote contrary to management’s recommendation.

Proxy Voting Guidelines

Our Proxy Committee has established a number of proxy voting guidelines on various issues of concern to investors. We will normally vote proxies in accordance with these guidelines unless we determine that it is in the best economic interests of AW’s clients to vote contrary to the guidelines. Our voting guidelines generally address issues related to boards of directors, auditors, equity based compensation plans, and shareholder rights.

•

With respect to a company’s board of directors, AW believes there should be a majority of independent directors and that audit, compensation and nominating committees should consist solely of independent directors, and AW will normally vote in favor of proposals that insure such independence.

•

With respect to auditors, AW believes that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and AW will normally vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing and closely-related activities that do not raise any appearance of impaired independence.

•

With respect to equity based compensation plans, AW believes that appropriately designed plans approved by a company’s shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, AW will normally vote against plans that substantially dilute our client’s ownership interest in the company or provide participants with excessive awards. AW will also normally vote in favor of proposals to require the expensing of options.

•

With respect to shareholder rights, AW believes that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable. Therefore, AW will normally vote against proposals for supermajority voting rights, against the adoption of poison pill plans, and against proposals for different classes of stock with different voting rights.

•

With respect to “social responsibility” issues, AW believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management. AW is focused on maximizing long-term shareholder value and will normally vote against shareholder proposals requesting that a company disclose or change certain business practices unless AW believes the proposal would have a substantial positive economic impact on the company.

•

With respect to fixed income securities, while proxy voting is rare it could occur in connection with plans of reorganization or waivers or consents, in which case AW will vote the securities for the reorganization, or waiver or consent unless AW determines it would be harmful to the interests of the clients in doing so.

Conflicts of Interest

Our Proxy Committee, in consultation with our legal and compliance departments, will monitor and resolve any potential conflicts of interest with respect to proxy voting. A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with AW, when a client of AW’s is involved in a proxy contest (such as a corporate director), or when one of our employees has a personal interest in a proxy matter. When a conflict of interest arises, in order to insure that proxies are voted solely in the best interests of the clients, AW will vote in accordance with either our written guidelines or the recommendation of an independent third-party voting service. If AW believes that voting in accordance with the guidelines or the recommendation of the proxy voting service would not be in the collective best interests of AW clients, the Management Committee of AW will determine how shares should be voted.

How to Obtain Funds’ Proxy Voting Record

Clients may receive a copy of this Policy, as well as information on how proxies were voted for a relevant client account upon request by contacting AW’s Legal Department.  AW will not disclose proxy votes for a client account to a third party, unless specifically requested in writing by the relevant client.

ASCENT INVESTMENT ADVISORS, LLC

PROXY VOTING PROCEDURES

It is Ascent’s policy to vote all proxies received by the James Alpha Global Real Estate Portfolio in a timely manner. Upon receiving each proxy, Ascent will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. Ascent will consider information from a variety of sources in evaluating the issues presented in a proxy. Ascent generally supports policies, plans and structures that it believes give quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, Ascent generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

Conflicts of Interest

Ascent’s duty is to vote in the best interests of the James Alpha Global Real Estate Portfolio’s shareholders. Therefore, in situations where there is a conflict of interest between Ascent’s interests and the James Alpha Global Real Estate Portfolio’s interests, Ascent will take one of the following steps to resolve the conflict:

1.

If a proposal is addressed by the guidelines, Ascent will vote in accordance with those guidelines;

2.

If Ascent believes it is in the James Alpha Global Real Estate Portfolio’s best interest to depart from the guidelines provided, Ascent will disclose the conflict to the James Alpha Global Real Estate Portfolio and obtain its consent to the proposed vote prior to voting the securities;

3.

The James Alpha Global Real Estate Portfolio may direct Ascent in writing to forward all proxy matters in which Ascent has a conflict of interest regarding the securities to an identified independent third party for review and recommendation. Ascent will vote in accordance with the third party’s recommendations as long as they are received on a timely basis. If the third party’s recommendations are not received in a timely manner, Ascent will abstain from voting the securities.

PART C

OTHER INFORMATION

Item 28. EXHIBITS.

(a)(1)	Agreement and Declaration of Trust.	(1)

(a)(2)	Amendment No. 1 to the Agreement and Declaration of Trust.	(1)

(a)(3)	Amendment No. 2 to the Agreement and Declaration of Trust – Establishment and Designation of Series.	(18)

(a)(4)	Amendment No. 3 to the Agreement and Declaration of Trust – Establishment and Designation of Series.	(26)

(b)	By-laws of Registrant.	(1)

(c)	Not Applicable.

(d)(1)	Form of Management Agreement.	(2)

(d)(2)	Amended and Restated Management Agreement between Orbitex-Saratoga Capital Management, LLC and The Saratoga Advantage Trust.	(8)

(d)(2)(a)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Milestone Capital Management, LLC with respect to the U.S. Government Money Market Portfolio.	(24)

(d)(2)(b)	Form of Investment Advisory Agreement between Saratoga Advantage Trust, on behalf of the Alternative Strategies Portfolio, and Ascentia Capital Partners, LLC.	(24)

(d)(2)(c)	Form of Investment Advisory Agreement between Saratoga Advantage Trust, on behalf of the James Alpha Global Enhanced Real Return Portfolio (formerly named Armored Wolf Global Enhanced Real Return Portfolio), and Armored Wolf, LLC.	(27)

(d)(3)(a)	Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and Fox Asset Management, Inc. with respect to the Investment Quality Bond Portfolio.	(2)

(d)(3)(b)	Amendment to the Investment Advisory Agreement between Saratoga Capital Management, LLC and Fox Asset Management, Inc. with respect to the Investment Quality Bond Portfolio.	(5)

(d)(4)	Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management and OpCap Advisors with respect to the Municipal Bond Portfolio.	(2)

(d)(5)	Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and OpCap Advisors with respect to the Large Capitalization Value Portfolio.	(2)

(d)(6)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Loomis, Sayles & Company, L.P. with respect to the Large Capitalization Growth Portfolio.	(16)

(d)(7)	Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and Fox Asset Management, Inc. with respect to the Small Capitalization Portfolio.	(6)

(d)(8)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and DePrince, Race & Zollo, Inc. with respect to the International Equity Portfolio.	(23)

(d)(9)	Form of Investment Advisory Agreement between Columbus Circle Investors and Orbitex-Saratoga Capital Management, LLC with respect to the Technology & Communications Portfolio.	(8)

(d)(10)	Form of Investment Advisory Agreement between Oak Associates, ltd. and Saratoga Capital Management, LLC with respect to the Health and Biotechnology Portfolio.	(16)

(d)(11)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Loomis, Sayles & Company, L.P. with respect to Financial Services Portfolio.	(16)

(d)(12)	Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and Caterpillar Investment Management Ltd. with respect to the Energy & Basic Materials Portfolio and the Mid Capitalization Portfolio.	(8)

(d)(13)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Vaughan Nelson Investment Management, L.P. with respect to the Mid Capitalization Portfolio.	(19)

(d)(14)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Integrity Money Management, Inc. with respect to the Energy & Basic Materials Portfolio.	(19)

(d)(15)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Loomis, Sayles & Company, L.P. with respect to the Energy & Basic Materials Portfolio.	(20)

(d)(16)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and M.D. Sass Investors Services, Inc. with respect to the Large Capitalization Value Portfolio.	(22)

(d)(17)(a)	Form of Excess Expense Agreement, as amended and restated on January 31, 2006.	(18)

(d)(17)(b)	Excess Expense Agreement, as amended and restated on November 25, 2008.	(22)

(d)(18)	Form of Investment Sub-Advisory Agreement between Ascentia Capital Partners, LLC and each of Armored Wolf, LLC, Dunham & Associates Investment Counsel, Inc., DuPont Capital Management Corporation, Research Affiliates, LLC and Sage Capital Management, LLC.	(24)

(d)(19)	Form of Investment Advisory Agreement between James Alpha Cayman Commodity Fund I Ltd.(formerly named Armored Wolf Cayman Commodity Fund I Ltd.) and Armored Wolf, LLC.	(27)

(d)(20)	Form of Supervision Agreement between Saratoga Advantage Trust and Saratoga Capital Management, LLC with respect to the James Alpha Global Enhanced Real Return Portfolio (formerly named Armored Wolf Global Enhanced Real Return Portfolio).	(26)

(d)(21)	Form of Operating Expense Limitation Agreement between Saratoga Advantage Trust, on behalf of the Alternative Strategies Portfolio, and Ascentia Capital Partners, LLC.	(24)

(d)(22)	Form of Operating Expense Limitation Agreement between Saratoga Advantage Trust, on behalf of the James Alpha Global Enhanced Real Return Portfolio (formerly named Armored Wolf Global Enhanced Real Return Portfolio), and Armored Wolf, LLC.	(27)

(d)(23)	Form of Investment Management Agreement between Saratoga Advantage Trust, on behalf of James Alpha Global Real Estate Investments Portfolio, and Ascent Investment Advisors, LLC.	To be filed by amendment

(d)(24)	Form of Supervision Agreement between Saratoga Advantage Trust and Saratoga Capital Management, LLC with respect to the James Alpha Global Real Estate Investments Portfolio.	To be filed by amendment

(d)(25)	Form of Operating Expense Limitation Agreement between Saratoga Advantage Trust, on behalf of the James Alpha Global Real Estate Investments Portfolio, and Ascent Investment Advisors, LLC.	To be filed by amendment

(e)(1)	Soliciting Dealer Agreement.	(5)

(e)(2)	Form of Distributor’s Agreement between Saratoga Advantage Trust and Aquarius Fund Distributors, LLC, currently known as Northern Lights Distributors, LLC.	(14)

(f)	Not Applicable.

(g)(1)	Custodian Contract between Saratoga Advantage Trust and The Bank of New York.	(9)

(g) (1) (a)	Amended Schedule II to Custodian Contract between Saratoga Advantage Trust and The Bank of New York.	(27)

(g)(2)	Foreign Custody Agreement between Saratoga Advantage Trust and The Bank of New York.	(9)

(h)(1)	Administration Agreement between Saratoga Advantage Trust and Orbitex Fund Services, Inc., currently know n as Gemini Fund Services, LLC.	(9)

(h)(2)	Transfer Agency Agreement between Saratoga Advantage Trust and Orbitex Fund Services, Inc., currently know n as Gemini Fund Services, LLC.	(9)

(h)(3)	Fund Accounting and Services Agreement between Saratoga Advantage Trust and Orbitex Fund Services, Inc., currently known as Gemini Fund Services, LLC.	(9)

(h) (4)	Consent of James Alpha Management for use of the James Alpha name for the James Alpha Global Enhanced Real Return Portfolio and James Alpha Cayman Commodity Fund I Ltd.	(27)

(i)(1)	Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable.	(1)
(i)(2)	Opinion and consent of counsel as to the Portfolios’ Class A shares.	(18)
(i)(3)	Opinion and consent of counsel as to the James Alpha Global Enhanced Real Return Portfolio (formerly named Armored Wolf Global Enhanced Real Return Portfolio).	(27)

(i)(4)	Opinion and consent of counsel as to the James Alpha Global Real Estate Investments Portfolio.	To be filed by amendment

(j)(1)	Consent of Tait, Weller & Baker LLP Certified Public Accountants.	(27)

(j)(3)	Consent of Ernst & Young, LLP.	(12)

(j)(4)	Consent of PricewaterhouseCoopers LLP.	(10)

(k)	Not Applicable.

(l)	Agreement relating to initial capital.	(1)

(m)(1)	Distribution Plan relating to Class B shares.	(7)

(m)(2)	Distribution Plan relating to Class C shares.	(7)
(m)(3)	Amended and Restated Distribution Plan relating to Class A shares.	(26)

(m)(4)	Amended and Restated Distribution Plan relating to James Alpha Global Real Estate Investments Portfolio’s Class A shares.	To filed by amendment

(m)(5)	Distribution Plan relating to Class I shares.	(26)

(n) (1)	Amended and Restated Rule 18f-3 Plan.	(26)

(n)(2)	Amended and Restated Rule 18f-3 Plan to add James Alpha Global Real Estate Investments Portfolio.	To filed by amendment

(p)(1)	Code of Ethics of Registrant and Saratoga Capital Management.	(15)

(p)(3)	Revised Code of Ethics of Fox Asset Management, Inc.	(22)

(p)(4)	Code of Ethics of DePrince, Race & Zollo, Inc.	(23)

(p)(5)	Revised Code of Ethics of Loomis, Sayles & Company, L.P.	(25)

(p)(6)	Revised Code of Ethics of Oak Associates, ltd.	(22)

(p)(7)	Revised Code of Ethics of Columbus Circle Investors.	(23)

(p) (8)	Code of Ethics of Ascentia Capital Partners, LLC.	(24)
		To
(p) (8) (1)	Code of Ethics of Research Affiliates, LLC.	(24)

(p) (8) (2)	Code of Ethics of Armored Wolf, LLC.	(24)

(p) (8) (3)	Code of Ethics of DuPont Capital Management Corporation.	(24)

(p) (8) (4)	Code of Ethics of Sage Capital Management, LLC.	(24)

(p) (8) (5)	Code of Ethics of Dunham & Associates Investment Counsel, Inc.	To (24)

(p)(10)(b)	Code of Ethics of NorthStar Financial Services Group, LLC (parent company of Northern Lights Distributors, LLC).	(23)

(p)(12)	Revised Code of Ethics of Vaughan Nelson Investment Management, L.P.	(23)

(p)(13)	Code of Ethics of M.D. Sass Investors Services, Inc.	(22)

(p) (13)	Code of Ethics of Milestone Capital Management, LLC.	(24)

(p) (14)	Code of Ethics of Ascent Investment Advisors, LLC.	To be filed by amendment

Other Exhibits:

Powers of Attorney of Messrs. McCollough, Koopmann and Seal.		(3)

Powers of Attorney of Messrs. Blundin and Hamrick.		(11)

      Other Exhibits:

     Powers of Attorney of Messrs. McCollough, Koopmann and Seal. (3)

     Powers of Attorney of Messrs. Blundin and Hamrick.                     (11)

1.

Filed with Post-effective Amendment No. 1 on May 5, 1995 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

2.

Filed with Post-effective Amendment No. 4 on March 7, 1997 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

3.

Filed with Post-effective Amendment No. 5 on November 3, 1997 to the    Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

4.

Filed with Post-effective Amendment No. 6 on November 3, 1998 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

5. Filed with Post-effective Amendment No. 8 on December 30, 1999 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

6. Filed with Post-Effective Amendment No. 9 on December 22, 2000 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

7. Filed with Post-Effective Amendment No. 10 on December 31, 2001 to the     Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

8. Filed with Pre-Effective Amendment No. 2 on November 13, 2002 to the Registrant's Registration Statement on Form N-14, and hereby incorporated by reference.

9. Filed with Post-Effective Amendment No. 12 on December 31, 2002 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

10. Filed with Post-Effective Amendment No. 13 on January 16, 2003 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

11. Filed with Post-Effective Amendment No. 14 on August 27, 2003 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

12.

Filed with Post-Effective Amendment No. 15 on September 2, 2003 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

13.  Filed with Post-Effective Amendment No. 16 on October 31, 2003 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

14. Filed with Post-Effective Amendment No. 19 on October 28, 2004 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

15. Filed with Post-Effective Amendment No. 21 on April 28, 2005 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

16. Filed with Post-Effective Amendment No. 22 on November 28, 2005 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

17. Filed with Post-Effective Amendment No. 23 on December 2, 2005 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

18. Filed with Post-Effective Amendment No. 24 on January 31, 2006 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

19. Filed with Post-Effective Amendment No. 25 on December 29, 2006 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

20. Filed with Post-Effective Amendment No. 27 on December 28, 2007 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

21. Filed with Post-Effective Amendment No. 28 on January 31, 2008 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

22. Filed with Post-Effective Amendment No. 29 on December 31, 2008 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

23. Filed with Post-Effective Amendment No. 30 on December 29, 2009 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

24. Filed with Post-Effective Amendment No. 31 on October 7, 2010 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

25. Filed with Post-Effective Amendment No. 34 on December 30, 2010 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

26. Filed with Post-Effective Amendment No. 35 on January 14, 2010 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

27.  Filed with Post-Effective Amendment No. 36 on January 31, 2011 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

Item  29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

James Alpha Global Enhanced Real Return Portfolio, a series of the Registrant, wholly owns and controls James Alpha Cayman Commodity Fund I Ltd. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary’s financial statements will be included on a consolidated basis in the James Alpha Global Enhanced Real Return Portfolio’s annual and semi-annual reports to shareholders.

Item 30. INDEMNIFICATION.

     See Article VI of the Registrant's Agreement and Declaration of Trust.

     A determination that a trustee or officer is entitled to indemnification may be made by a reasonable determination, based upon a review of the facts, that the person was not liable by reason of Disabling Conduct (as defined in the Agreement and Declaration of Trust) by (a) a vote of a majority of a quorum of Trustees who are neither interested persons of the Trust (as defined under the Investment Company Act of 1940) nor parties to the proceeding or (b) an independent legal counsel in a written opinion. Expenses including counsel and accountants fees (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) may be advanced pending final disposition of the proceeding provided that the officer or trustee shall have undertaken to repay the amounts to the Trust if it is ultimately determined that indemnification is not authorized under the Agreement and Declaration of Trust and (i) such person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of disinterested Trustees who are not party to the proceeding, or an independent legal counsel in a written opinion, shall have determined based on review of readily available facts that there is reason to believe that the officer or trustee ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

     See "Management of the Trust" in the Prospectus and "Investment Advisory Services" in the Statement of Additional Information regarding the business of the investment advisers. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the investment advisers, reference is made to the Form ADV of Reich & Tang Asset Management, LLC, File No. 801-47230, the Form ADV of Fox Asset Management, Inc., File No. 801-26397, the Form ADV of Loomis, Sayles & Company, L.P.  File No.801-170, the Form ADV of Vaughan Nelson Investment Management, L.P., File No. 801-51795, the Form ADV of Columbus Circle Investors, File No. 801-47516, the Form ADV of Oak Associates, ltd., File No. 801-23632, the Form ADV of M.D. Sass Investors Services, Inc., File No. 801-8663, the Form ADV of DePrince, Race & Zollo, Inc., File No. 801-48779, the Form ADV of Ascentia Capital Partners, LLC, File No. 801-64018, the Form ADV of Research Affiliates, LLC, File No.801-61153, the Form ADV of Armored Wolf, LLC, File No.801-70152,  the Form ADV of DuPont Capital Management Corporation, File No.801-44730,  the Form ADV of Sage Capital Management, LLC, File No. 801-49948,  the Form ADV of Dunham & Associates Investment Counsel, Inc, File No. 801-25803, and the Form ADV of Ascent Investment Advisors, LLC, File No. 801-69196, filed under the Investment Advisers Act of 1940, and Schedules D and F thereto, incorporated by reference into this Registration Statement.

Item 32. PRINCIPAL UNDERWRITERS.

Northern Lights Distributors, LLC (“NLD”) (formerly known as Aquarius Fund Distributors, LLC), the principal underwriter of the Registrant, also acts as principal underwriter for the following:

AdvisorOne Funds, Bryce Capital Funds, Copeland Trust, Epiphany Funds, Ladenburg Thalmann Alternative Strategies Fund, Miller Investment Trust, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Variable Trust, and Roge Partners Funds.

(b)

NLD is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).  The principal business address of NLD is 4020 South 147th Street, Omaha, Nebraska 68137.  NLD is an affiliate of Gemini Fund Services, LLC.  To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Brian Nielsen	President, Manager and Secretary	None
W. Patrick Clarke	Owner, Manager	None
Daniel Applegarth	Treasurer and Financial Operations Principal	None
Michael Nielsen	Chief Compliance Officer and AML Officer	None

(c)

Not Applicable.

Item  33. LOCATION OF ACCOUNTS AND RECORDS.

Gemini Fund Services, LLC
450 Wireless Blvd.
Hauppauge, New York 11788

Records required by 31a-1(b) (9) and (b) (10) will be maintained on behalf of the following portfolios by their respective Advisers:

Investment Quality Bond Portfolio, Municipal Bond Portfolio and Small Capitalization Portfolio	Fox Asset Management, Inc. 331 Newman Springs Road, Suite 122 Red Bank, New Jersey 07701

Energy & Basic Materials Portfolio Large Capitalization Growth Portfolio and Financial Services Portfolio	Loomis, Sayles & Company, L.P. One Financial Center, 27th Floor Boston, Massachusetts 02111

U.S. Government Money Market Portfolio	Milestone Capital Management, LLC 115 East Putnam Avenue Greeenwich, Connecticut 06830

Mid Capitalization Portfolio	Vaughan Nelson Investment Management, L.P. 600 Travis, Suite 6300 Houston, Texas 77002-3071

Technology & Communications Portfolio	Columbus Circle Investors Metro Center One Station Place Stamford, Connecticut 06902

Health & Biotechnology Portfolio	Oak Associates, ltd. 3875 Embassy Parkway, Suite 250 Akron, Ohio 44333-8355

Large Capitalization Value Portfolio	M.D. Sass Investors Services, Inc 1185 Avenue of the Americas New York, New York 10036-2699

International Equity Portfolio	DePrince, Race & Zollo, Inc. 250 South, Suite #250 Winter Park, Florida 32789

James Alpha Global Enhanced Real Return Portfolio	Armored Wolf, LLC 65 Enterprise Aliso Viejo, California 92656

James Alpha Global Real Estate Investments Portfolio	Ascent Investment Advisors, LLC 5251 DTC Parkway, Suite 935 Greenwood Village, CO 80111

Item 34. MANAGEMENT SERVICES.

     Not Applicable.

Item 35. UNDERTAKINGS.

1.

The Registrant undertakes that it will not use the Subsidiary to evade the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) or the Investment Advisers Act of 1940, as amended.

2.

The Subsidiary undertakes that its assets will be maintained at all times in the United States and such assets will be maintained at all times in accordance with the requirements of Section 17(f) of the 1940 Act.

3.

The Subsidiary undertakes that it will maintain duplicate copies of its books and records at an office located within the United States, and the SEC and its staff will have access to the books and records consistent with the requirements of Section 31 of the 1940 Act and the rules thereunder.

4.

The Subsidiary undertakes that it will designate an agent in the United States for service of process in any suit, action or proceeding before the SEC or any appropriate court.

5.

The Subsidiary undertakes that it will consent to the jurisdiction of the United States courts and the SEC over it.

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the State of New York on the 9th day of  May, 2011.

                                        THE SARATOGA ADVANTAGE TRUST

                                        By:  /s/BRUCE E. VENTIMIGLIA

Bruce E. Ventimiglia

President, CEO and

Chairman of the Board of Trustees

         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE
/s/Bruce E. Ventimiglia Bruce E. Ventimiglia	Trustee, Chairman of the Board, President and CEO (principal executive officer)	May 9, 2011
/s/Jonathan W. Ventimiglia Jonathan W. Ventimiglia	Chief Financial Officer & Treasurer	May 9, 2011
/s/ Patrick H. McCollough* Patrick H. McCollough	Trustee	May 9, 2011
/s/ Udo W. Koopmann* Udo W. Koopmann	Trustee	May 9, 2011
/s/ Floyd E. Seal* Floyd E. Seal	Trustee	May 9, 2011
/s/ Stephen H. Hamrick* Stephen H. Hamrick	Trustee	May 9, 2011
/s/ William B. Blundin* William B. Blundin	Trustee	May 9, 2011

*By:

/s/ Stuart M. Strauss

Stuart M. Strauss, Attorney-in-Fact

James Alpha Cayman Commodity Fund I Ltd. certifies that it has duly caused this Registration Statement of The Saratoga Advantage Trust, with respect only to information that specifically relates to James Alpha Cayman Commodity Fund I Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized in the State of New York on the   9th day of May 2011.

JAMES ALPHA CAYMAN COMMODITY FUND I LTD.

By:  /s/BRUCE E. VENTIMIGLIA

Bruce E. Ventimiglia

Director

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